UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06017
Artio Global Equity Fund Inc.
(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip code)
Anthony Williams, President, 330 Madison Avenue, New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 297-3600
Date of fiscal year end: 10/31/2010
Date of reporting period: 10/31/2010

Item 1. Reports to Stockholders.

Annual Report
Artio Global Funds
Artio Global Equity Fund Inc.
Artio International Equity Fund
Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio U.S. Microcap Fund
Artio U.S. Smallcap Fund
Artio U.S. Midcap Fund
Artio U.S. Multicap Fund
October 31, 2010

ARTIO GLOBAL FUNDS
330 Madison Avenue
New York, New York 10017
This report is sent to shareholders of the Artio Global Equity Fund Inc. and the Artio Global Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.
www.artiofunds.com

SHAREHOLDERS LETTER

November 23, 2010

Dear Shareholder,

I am pleased to present the Annual Report for the Artio Global Funds (the “Funds”) for the fiscal year ending October 31, 2010 (the “reporting period”).

The reporting period proved positive for financial markets as nascent signs of global economic recovery became somewhat more apparent, although still sluggish, and investors took some comfort that the US Federal Reserve was set to embark upon a second round of bond purchases (affectionately known as “quantitative easing II”, or “QE II”) to safeguard the world’s largest economy. However, joblessness is stubbornly high in the US and the housing market remains weak, serving as a constant reminder that we are not out of the woods just yet.

The reporting period was not without drama, as the sovereign debt crisis and concerns over bank stress tests in Europe took hold of global equity markets during the first half of 2010. Declines in European bourses were further exacerbated by a decline in the euro as investors began to question the long-term viability of the common currency. Gold, long held as an asset of choice during periods of market stress, surged throughout this period and remains well supported amid a climate of burgeoning government deficits in the developed world. The final four months of the reporting period led to a turnaround in global equity markets as well as for the euro after positive euro zone stress test results were announced. The same period saw concerns over the sovereign debt crisis begin to ease and the prospects for QE II take center stage, although subsequent to the period’s end concerns have been raised once again, in particular with respect to Ireland.

As you will read in the commentaries which follow, assessing the dynamics between the developed and emerging markets is an increasing necessity across the asset classes we manage. The growing importance of the emerging world is likely to have profound and long-term implications for investors and we remain confident that the global expertise across our equity and fixed income investment teams is particularly well suited to meet these challenges on behalf of our shareholders going forward.

As we continue to ensure that we maintain a strong system of checks and balances on behalf of the Artio Global Funds, I am pleased to welcome Ms. Cynthia Hostetler as a director for the Global Equity Fund Inc. and an adviser and consultant for the Artio Global Investment Funds. Ms. Hostetler started her professional career as an attorney in the corporate/banking department of the law firm Simpson Thacher & Bartlett. She later became President and member of the Board of Directors of First Manhattan Bancorporation and more recently served as a Vice President for

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	1

Investment Funds at the Overseas Private Investment Corporation. She is currently a Trustee of the Eisenhower Presidential Foundation and Library. Additionally, she is Vice Chairman of the Thunderbird Private Equity Center Board of Directors. We believe Ms. Hostetler’s considerable experience and knowledge within the financial industry will be a valuable asset for shareholders.

I would like to express my sincere appreciation to you as shareholders for your continued confidence and wish all of you much happiness and success in the New Year.

Sincerely,

Tony Williams
President

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/10)

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MANAGEMENT’S COMMENTARY

Artio Global Equity Fund Inc.
2010 Annual Report

Introduction

The Artio Global Equity Fund Inc. (the “Fund”) Class A Shares posted a return of 15.65% for the fiscal year ended October 31, 2010, exceeding the Fund’s benchmark, the MSCI All Country World Index (MSCI ACWI) which was up 14.10% over the same period. We are pleased with the results in light of the volatile market conditions prevailing during the twelve months. Diverging macroeconomic views arguing strongly for either inflationary or deflationary pressures, combined with capricious economic data and sovereign debt default fears, whipsawed stocks and investors. Correlations between assets classes were high, emphasizing the need for a robust investment process and strategy to navigate the choppy waters. In this annual letter we would like to highlight, at first, certain aspects of our macroeconomic framework that have led to the current portfolio positioning and then discuss our performance for the year as well as some of our favorite investment ideas.

A Few Great Nations

“To achieve greatness, start where you are, use what you have, do what you can.”
                                                             Arthur Ashe

All nations aspire to achieve greatness. Greatness measured not necessarily by military or ideological dominance, although history has its share of such precedents, but rather by a nation’s standard of living and the promise for a brighter future. It has been and will continue to be a driver of human evolution. This process, despite its existence for thousands of years, is not a smoothly balanced one, but a competitive one, and therefore has, on occasions, led to tensions. The last decade has seen a giant improvement in the standard of living in a number of developing nations across Asia, Europe, Africa and Latin America. These countries have made use of their natural resources, low-cost abundant labor, strong educational traditions, and strategic geography, thus garnering a rapidly growing share of world gross domestic product (GDP). In 2010, emerging economies’ contribution to world GDP rose to 34%, up from 20% in 20001. This was a very important driver of the last decade’s global economic expansion. A recent study by Goldman Sachs suggests that by 2030, emerging markets’ share of global GDP will be 55%2. Therefore, we believe it is likely that the emerging world’s growth trends will continue for a while.

1 Source: IMF, WEO Aggregate Data, October 2010.
2 Source: Goldman Sachs, Global Economics Paper No. 204, September 8, 2010, p.2.

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This worldwide economic transformation experienced over the last decade has not been cost-free for all participants. While the size of the global pie has increased, the faster growth of the emerging world, along with other macroeconomic and geopolitical factors, has left some of the mature developed nations with relatively smaller pieces. In other words, the “new great nations” have started to crowd out some of the “old great nations” (see Exhibit 1).

Exhibit 1
Global GDP Historical Attribution

Source: IMF, WEO Aggregate Data, October 2010

Faced with the prospects of shrinking global share, a few of these “old great nations” have borrowed, incurring in some cases debts substantially above their means of repayment, in order to sustain their “greatness”, i.e. current standard of living. This combination of eroding competitiveness and rising leverage has led to a number of structural economic problems in parts of the developed world — soaring deficits, indebted consumers, rising unemployment, and declining asset values. Of course, to blame these issues solely on the advance of the emerging world would be too trivial. A number of geopolitical and macroeconomic factors have been contributors, including but not limited to, political and corporate ’short-termism’, huge entitlement obligations, poor demographics, consumption favoritism, low savings rates, rigid labor laws and lack of regulatory oversight.

One Simple Equation — Three Difficult Solutions

To illustrate the dilemma faced by some “old great nations” governments, we will draw on some basic macroeconomic terminology. A nation’s GDP represents all the goods and services produced in an economy. The end-use of this aggregate output

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includes private consumption, private investment, government spending, with the balance exported abroad. In other words:

GDP = Consumption + Investment + Government Spending + Net Exports

Another way to define GDP is to think of it as a nation’s income, i.e. the total value of the goods and services a country produces is effectively its gross income3. Such income, in turn, is spent on consumption, saving or paying taxes. Put into an equation form:

GDP = Consumption + Savings + Taxation

Both equations are a different form of deriving national GDP. Equating the two rights sides and simplifying the results leads to:

Net Exports = (Savings — Investments) + (Taxation — Government Spending)

Since (Savings — Investments) is effectively Net Private Savings and (Taxation — Government Spending) is Net Government Savings, we can simplify the equation further to:

Net Exports4 = Net Private Savings + Net Government Savings

When a country’s share of the global market pie starts contracting, it typically experiences a decline in net exports as consumers purchase more foreign-produced goods. Over time, this imbalance of higher imports and lower exports leads to Net Export deficit (i.e. trade deficit). The equation above tells us that when the left side, Net Exports, is deep into the negative (i.e. a large trade deficit), then the right side would be deep into the negative as well, implying negative Net Private Savings (i.e. over-leveraged, under-saved individuals) or negative Net Government Savings (i.e. over-leveraged government balance sheets). To put it in simple terms, a country that runs large trade deficits usually has indebted citizens and/or governments. No country can achieve prosperity through infinite borrowing. Just like a company that continuously generates negative cash flow cannot survive indefinitely by borrowing from the capital markets, a nation that spends more that it earns cannot thrive and maintain its “greatness” forever.

There are three parts to this equation and hence three possible solutions. To turn things from negative to positive territory, effective policies can choose to boost Net Exports, Net Private Savings, Net Government Savings or a combination thereof. Despite

3 This analysis ignores other sources of income that a nation has, such as foreign dividends and interest and/or external government aid, the sum of which is also known as Net Factor Income. Such Net Factor Income is usually relatively small compared to the other components in the equation. In addition, it is somewhat difficult to control directly through policy as it is derived externally. Therefore it has been left out for simplicity.
4 As explained in the prior footnote, for simplicity we have excluded Net Factor Income out of the analysis. If the term were to be included, the equation would have been Current Account = Net Exports + Net Factor Income = Net Private Savings + Net Government Savings.

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the simplicity of this theoretical framework, the solutions are not easy as the cost in some cases could outweigh the benefits. The “right” long-term solution should aim to broadly constrain a nation’s consumption within its means. However, such policies could lead to significant economic contraction in the near term. For instance, if policies target higher Net Private Savings, encouraging greater savings and less consumption, the resulting impact on an economy driven largely by a consuming domestic population could lead to a recession. Similarly, aiming towards greater Net Government Savings through various austerity packages, combining higher taxes and lower expenditures, would also have a belt-tightening effect on the economy. The third alternative is to boost Net Exports directly through weakening the currency thus making a country’s exports more competitive and imports more expensive for domestic consumers. While the immediate impact of the third solution is undoubtedly positive, a weakened currency in the long-term spurs inflation.

The Rise of the Bond Vigilantes

Few nations take preemptive measures to stop yawning deficits — why stop the dance while the music is still playing, as a former CEO once quipped. Actions are typically taken when governments are forced to react to external pressures. Such pressures came in early 2010 when bond vigilantes refused to continue funding the profligate spending of the worst sovereign offenders. Historical evidence5suggests that government debt crises are usually preceded by a banking system collapse. A little over a year after the fall of Lehman Brothers in late 2008, the periphery of developed Europe (Greece, Spain, Portugal, Italy and Ireland) was engulfed by a full-blown sovereign debt crisis. The day of reckoning for lost competitiveness had arrived.

Exhibit 2
Annual Current Account Deficits6

										Pre-Crisis
	Annual Current Account Deficit in US$ Millions (Seasonally Adjusted)									CAGR[1]
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2001-2008

Italy	$(663)	$(9,438)	$(19,603)	$(16,248)	$(29,389)	$(48,131)	$(51,628)	$(83,095)	$(68,576)	99.4%
Ireland	(692)	(1,106)	74	(1,079)	(7,134)	(7,865)	(13,837)	(15,286)	(6,485)	55.6%
Spain	(24,021)	(22,396)	(31,041)	(54,871)	(83,094)	(110,848)	(144,103)	(154,937)	(80,992)	30.5%
Greece	(9,520)	(10,051)	(12,829)	(13,543)	(18,377)	(29,719)	(44,928)	(50,914)	(37,060)	27.1%
Hungary	(3,214)	(4,623)	(6,705)	(8,808)	(8,337)	(8,556)	(9,531)	(11,311)	(593)	19.7%
Portugal	(12,429)	(10,908)	(10,428)	(15,447)	(19,791)	(21,573)	(23,374)	(31,725)	(23,981)	14.3%
US	(397,159)	(458,074)	(520,667)	(630,487)	(747,590)	(802,636)	(718,094)	(668,853)	(378,431)	7.7%
UK	(30,394)	(27,990)	(29,900)	(45,656)	(59,698)	(82,692)	(73,002)	(43,538)	(27,458)	5.3%

1.	CAGR = Compound Annual Growth Rate
Source: OECD

5 Carmen M. Reinhart, Kenneth Rogoff – This Time is Different: Eight Centuries of Financial Folly.
6 Current Account Deficit used as a proxy for Trade Deficit.

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Exhibit 2 highlights some of the countries with the largest current account deficits. These nations borrowed heavily at the public and/or private level to maintain their consumption of foreign goods and services. Not surprisingly the countries that had a fast ascent in their deficits, and hence soaring aggregate debt levels, saw a huge rise in their funding costs (see Exhibit 3).

Exhibit 3
5-Year Sovereign Debt Default Swaps — One-Year Historical Chart to 10/31/10

Source: Bloomberg

This bond vigilantes’ revolt forced these highly-leveraged nations to seek non-market based alternatives for rolling over their large upcoming maturities. In May 2010, the members of the European Union (EU), some begrudgingly, agreed to a $962 billion package to fund Europe’s most indebted countries. Unfortunately, this was not enough to put investors’ minds at ease and markets fell shortly after the announcements. The bond vigilantes saw through this temporary liquidity injection, focusing instead on the need for structural reforms leading to stronger national balance sheets.

As we discussed in the previous section, there are no easy solutions to soaring deficits. The countries of the European periphery, as members of the EU, have very limited individual control over their currency. Therefore, direct interventions to lower foreign exchange rates and boost exports, and hence competitiveness, are not easily available as a solution. Furthermore, the major EU nations (Germany, France and the Netherlands) have quite clearly stated their unwillingness for additional liquidity “bail-outs” which would add to their citizens’ tax burden. The countries under attack from the bond vigilantes had no choice but to institute harsh austerity

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programs to lower their deficits. Some market strategists foresee the need for debt restructuring in addition to the proposed measures to bring down the overall leverage levels. While in the long-term, bringing debt and consumption within a nation’s means may be the right solution, the short-term economic impact, as highlighted earlier, would most likely be contractionary. Belt-tightening is typically not accompanied by economic booms.

The US and the UK, with their full currency control, have more options to address their deficits. The UK chose a combination of solutions. They embarked on further monetary easing, leading to some currency devaluation, combined with a sizable portion of austerity programs. The US on the other hand, has so far eschewed any belt-tightening efforts in favor of heavier doses of monetary stimuli in the form of quantitative easing. It remains to be seen how long US policymakers can postpone the inevitable austerity programs. It is hard to make unpopular fiscal decisions and maintain political longevity. Perhaps the rise of the Tea Party in the US is an indication that government spending and involvement has gone a bit too far and part of the citizenry is looking for alternatives. For now, the re-initiated printing of US dollars is expected to lead to a lower currency thus stimulating exports. Furthermore, the combined effect of lower interest rates, brought down by the US Federal Reserve’s bond purchases and massive liquidity injections should reflate asset values, thus boosting wealth and Net Savings.

While the near-term net effect should be positive with respect to deficit reduction, long-term, easy monetary policy usually leads to high inflation. Few will benefit if, in anticipation of that, oil prices quickly jump back to $145 per barrel and wheat starts marching in the teens. Therefore, it remains to be seen what impact the second round of quantitative easing will have on the real economy, particularly unemployment. Skeptics abound. Business confidence in the US was undermined not by high rates and lack of liquidity but by the increased regulatory, tax and political unpredictability as well as the general feeling that not all problems plaguing the economy during the last credit crisis have been permanently resolved. On the other hand, reflationary pressures could bring back the “animal” in “animal spirits” which might boost confidence and bring back some investment and rehiring initiatives. Ultimately, the limited historical precedents have not been favorable. Heavy and prolonged monetary printing did not lead to prosperity during the Weimar Republic but to increased economic difficulties.

Our Three Hats, the Fund’s Current Positioning and the 2010 Scorecard

In order to generate strong performance and best shield Fund shareholders’ capital from stormy market winds, we like to say that we put on three hats. The first is our strategist’s hat, the second, our analyst’s hat and the third is our risk manager’s hat.

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This approach allows us to maintain an intense focus on macro strategy, bottom-up fundamental analysis and risk management at all times. We monitor closely all major global markets to find the best opportunities. The Fund’s modus operandi is based on practicing both investment dogmatism, i.e. proactive involvement in high-conviction, fundamentally-researched opportunities, and investment pragmatism, i.e. reactive adjustment of the portfolio based on market feedback.

Our macroeconomic framework outlined in the previous sections has led to our current positioning. We are underweight developed world equities, in particular, industries dependent on domestic consumption or government spending and regulations such as utilities, telecommunications, financials and pharmaceuticals. Our current relative positioning in these regions is dictated by the heavy burden of upcoming government austerity programs, the ongoing consumer and corporate deleveraging, high unemployment, increased regulations and depressed home values. Within the developed world we are focused on corporations that (i) benefit from strong commodity prices as well as related equipment and services, (ii) have a strong and growing presence in emerging markets including auto makers, luxury products, media content providers and truck manufacturers, or (iii) take advantage of strong secular industry tailwinds such as mobile communications, biotechnological companies, and generic/bio-similar drug manufacturers. We are overweight regions and sectors where we see strong liquidity flows, high real returns on capital, expanding global market share and still reasonable valuations that are creating a virtuous investment cycle. We are witnessing this today in many emerging market equities where we are attracted to domestic consumer-oriented, infrastructure-related and industrial export-targeting companies given our view on their solid growth potential.

During the fiscal year, the top sectors that contributed to performance were materials, technology, consumer staples and consumer discretionary due to both an overweight positioning and favorable stock selection. The bottom performing sectors were telecommunications and financials where our underweight positioning and unfavorable stock selection detracted. Financial sector underperformance was further augmented by regulatory uncertainties (e.g. Basel III, US regulations) that caused violent market whipsaws. The countries where the Fund generated the most attractive returns were the US, Russia, Korea, Japan and Germany primarily due to favorable stock selection, while allocation early in the year to certain countries in East Asia, namely China and Indonesia, detracted.

Looking Into the Future — Where Are We Finding Love in Global Markets?

We run a core, well-diversified global equity portfolio which helps to better control risks while striving to achieve consistent outperformance against our benchmark.

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We are proud of our long-term track record and look forward to continuing to find rewarding global investment opportunities for shareholders. In this annual letter we will briefly outline three ideas that we are quite excited about and currently occupy a good portion of the Fund’s capital.

I.	The Universal Language Of Louis Vuitton — The Rise Of The Emerging Markets Consumer

Rising emerging market consumption is well covered both in the popular press and investment media. Valuations, while not excessively exuberant, are not cheap in relation to developed world consumer stocks. However, the potential for emerging nations to increase consumption is far more abundant compared to the developed world. Many countries in emerging Asia, Latin America and Africa are feeling both internal and external pressures to raise wages and boost domestic consumption. Fortunately, they have ample room to gradually accommodate such pressures. Diversification away from sole dependence on the overleveraged Western consumer could go a long way in rebalancing global trade deficits. The charts in Exhibit 4 highlight some of the key growth underpinnings of these trends: (i) relative under penetration of consumption as a percentage of GDP, (ii) rising incomes, (iii) retail industry in an infancy stage, and (iv) nascent consumer credit available to support future consumption — all of which constitute strong positive growth drivers.

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Exhibit. 4 — Growth Underpinnings for Emerging Market Consumption

Consumption Still a Small % of BRIC[1] Economies	Emerging Market Retail Industry in its Infancy

Consumption % of GDP	Retail Workers per 1,000 People

Emerging Market Wages Rising Rapidly	Consumer Credit Still at a Nascent Stage

Real Wage Growth (2008)	Credit Cards per Capita

1. Brazil, Russia, India and China
Source: Credit Suisse estimates, Factset, Reuters, company estimates

Interestingly, despite cultural and socio-economic differences, the new emerging consumers’ tastes are largely similar to those of their Western counterparts. We all want a luxury car (preferably of German origin), a fancy leather handbag (ideally with a French logo) and sneakers that make us airborne (like the famous basketball players wear). In our office, we have hosted management teams from a number of the world’s largest luxury goods companies and they have all excitedly talked about the rapid growth in both sales and profitability they are experiencing in places like China, India, Russia and Brazil and their plans for future expansion. Clearly, the sustainability of these companies’ growth will depend on the degree of their market penetration, as well the continuing rise of GDP per capita. Comparable historical precedents show that periods of sustained rise in income levels lead to significant increase in consumption. Exhibit 5 provides such an example, showing the Japanese economic boom of 1960-1990 and the impact rising domestic income per capita had on apparel consumption and department store sales.

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Exhibit 5
The Japanese Historical Perspective — 1960-1990

Source: Factset, IBES, CS HOLT, Company data, Credit Suisse estimates

The Fund has investments that we believe will be direct beneficiaries of these secular trends. One holding we feel is well positioned to capture future consumption growth in the largest emerging market, China, is Hang Lung Properties (“Hang Lung”). Hang Lung is one of the leading shopping mall and office real estate owners and operators in China and Hong Kong. Its roots date back to 1960 when the company started establishing itself as a solid player in Hong Kong’s commercial and residential real estate markets. Members of the founding family are still actively involved with the company from a leadership and ownership perspective. Over the last two decades, Hang Lung’s astute management team has had the vision to start monetizing its mature Hong Kong assets and swapping the proceeds for land stakes in premier locations in key Chinese cities’ central areas.

We view the company’s disciplined approach, combined with its early entry, as giving it a competitive advantage from a cost perspective. Hang Lung has accumulated an attractive portfolio of key commercial and retail real estate assets with significant growth potential both organically and through acquisitions. It currently has a presence in six Chinese cities and has identified potentially 75 additional cities that could provide fertile ground for expansion. In our estimation, a fraction of this potential growth is currently priced in the stock which we feel affords the opportunity for further upside.

The company’s rental contracts are partly tied to its tenants’ revenues and we believe therefore, that investors can benefit from increased Chinese consumer spending while offering the potential downside protection of premier hard assets’ ownership

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as well as a hedge to a potentially rising renminbi. Our level of comfort with this investment is further boosted by the strength of the company’s balance sheet. It is net cash positive, a unique feature for an owner of a large real estate portfolio. Its strong cash-flow and inventory of assets for sale provide it with the ability to fund future growth almost entirely through internal sources. Lastly, Hang Lung’s key locations, combined with its strong execution in design and property management, has led to full occupancy and above market rents for its established shopping malls and strong historical shareholder returns. Last year in Shanghai, the company achieved gross yields on unleveraged investment costs in excess of 30%.

II. 50 Billion Fingers On The Go — The Triumph Of The Smartphone

By the end of 2010, aggregate global mobile subscriptions are estimated to exceed 5 billion and global telecom equipment manufacturers will have produced and shipped over 1.5 billion mobile handsets worldwide. While these figures are less than the world’s population, they do not necessarily suggest an underpenetrated market. On the other hand, the smartphone and the tablet, the fancier, more capable cousins in the mobile device family, are in their nascent stages of development. As Exhibit 6 implies, smartphones are still a small fraction of mobile handsets and subscriptions, suggesting an opportunity for strong expansion. Estimates over the next five years suggest that smartphone subscriptions will grow at a rate in excess of 25% driven by rising incomes, lower prices and greater acceptance.

Exhibit 6
Smartphone Penetration as % of Mobile Handset Devices

Source: Credit Suisse estimates

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Tablets are in even more embryonic stages of their growth trajectory. Technology users have clearly voted for mobility, convenience, ubiquitous web access, smart design and seemingly omnipotent customized apps rather than super-powerful devices with huge storage availability that can do all things possible. This secular shift strongly favors smartphones and tablets over other consumer electronics devices such as mobile phones (not powerful and capable enough) and personal computers /notebooks (too powerful and not convenient enough). With the emergence of ubiquitous broadband and cloud computing services, reducing the need for local, on-device storage, as well as new generations of wireless network technology, so called “4G”, these trends are likely to be further reinforced.

However, most of those who lived through the technology boom and bust of 1998-2001 know that this sector is fickle and long-term visibility is often a rarity. Therefore, we have strategically chosen a somewhat more diversified investment approach for this industry, which we believe reduces the risk of “being in the right race but betting on the wrong horse.” Furthermore, as we have observed in the past, quite often the “winner takes most” within its technological niche and therefore our preference is for companies that are clear market leaders and share gainers.

There are currently two smartphone platforms that command a large and growing share of the market — Apple’s iOS and Google’s Android. We feel the Fund holds a balanced mix of investments associated with each including a leading equipment manufacturer from each platform, Apple Inc. and HTC Corp, respectively. Both of these companies have a strong and diverse product line-up as well as an early-mover advantage, allowing them to establish a firm foothold on this expanding market. We also have positions in component makers Qualcomm Inc. and Arm Holdings PLC. Qualcomm is a semiconductor company at the center of both the smartphone and the emerging tablet sector. They have a strong suite of intellectual property used in most 3G and 4G wireless technology devices. ARM is a leading developer of application processor technology. Chips based on ARM’s technology are found in 95% of mobile phones and in an increasing number of consumer devices. Lastly, the Fund owns Sandisk Corp., a flash memory supplier whose lightweight and efficient storage products have a large customer base among mobile equipment manufacturers. When we selected our investments, not only did we look for market leadership, but also balance sheet strength, visionary management teams, untapped markets, valuations below our estimates of fair value, and robust intellectual property, providing not only a competitive advantage but a stream of recurring, high-margin revenues in the form of royalties. Given the technology industry’s dynamism, we regularly monitor smartphone market statistics related to both adoption and pricing and when necessary, make adjustments to the Fund with a goal of achieving the best risk-adjusted returns.

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III. Gold And The Fed — Opposites Attract

Metals and mining companies have been an important part of the portfolio over the last few years. Strong commodity pricing driven by voracious Chinese and Indian demand, combined with oligopolistic industry structure, stagnant supply and attractive valuations have all contributed to the sector’s strong performance. For the immediate future, we expect to maintain an overweight position to commodity producers as we see current trends as sustainable.

During the fiscal year, we increased the relative weight of gold and other precious metals. We added a selection of North American and Australian domiciled gold producers that were characterized by what we deemed as a growing reserve base, low-cost structure, sound management teams with solid track records and operations in politically-safe jurisdictions. This shift represented a risk management move on our behalf to hedge against increased market uncertainty.

Gold has very limited practical utility and offers no yield; however it is a well-proven preserver of value. The US Federal Reserve recently started a second round of printing money which generally has led to inflation and currency debasement. In such an environment, capital has traditionally flowed into precious metals and other hard assets that can offer protection against real wealth destruction caused by a weaker US dollar. Exhibit 7 shows that gold prices are closely correlated to real Fed Funds Rate. In a period of zero nominal rates and positive inflation, real rates of return are negative. Over the last few years, such occurrences have led to strong rallies in gold prices as the chart below suggests. With the Fed’s intention to keep nominal rates low for an extended period while attempting to spur inflation, we believe the impact on precious metals prices should be solidly positive.

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Exhibit 7
Historical Inverse Relationship Between Gold Prices and Fed Funds Rate

Source: Bloomberg, Factset, Credit Suisse

There has been a lot of talk in the financial media whether or not gold is treading into bubble territory. Clearly there are no commonly accepted metrics to value it accurately. Some analysts attempting to establish its worth have done so by comparing its historical performance to that of other asset classes and advocating a reversion to the mean. Others have looked at the rapidly rising costs of extracting the marginal ounce of gold and have used this metric as a valuation floor for prices. A third camp of analysts have measured the value of available gold supplies as a percentage of the money supply, arguing that, at equilibrium, this metric should stay constant. In theory we see validity in these arguments because an asset that is viewed as a store of value should indeed preserve its worth against other assets and should be valued at least as highly as its cost of replication. However, we know from experience, that betting on market equilibrium or mean reversion could take longer than most investors’ time horizon. Therefore, we are closely monitoring factors that could impact precious metals and if necessary, will make appropriate adjustments to the portfolio. For illustrative purposes, and not necessarily to predict the future trajectory of gold, we have included the following chart in Exhibit 8 that attempts to establish valuation parameters for gold pricing.

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Exhibit 8
Gold as Percentage of the US Monetary Base

Source: Societe General

Conclusion

The past fiscal year was characterized by high market volatility and increased political, regulatory and financial uncertainty. It also marked the end of a decade that saw the bursting of two bubbles, two recessions and an enormous shift in world economic order. The actions currently taken by governments around the world to deal with the structural problems that have followed these transformations will be paramount in determining market direction in the coming decade. We fully intend to monitor, analyze and act upon these events as they play out adhering to our proven investment process and philosophy. We will continue to look for attractive global market opportunities to create value for our shareholders.

Dimitre Genov
Co-Portfolio Manager
Artio Global Equity Fund Inc.

Past performance does not guarantee future results.

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Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its investment goals and objectives, the Fund may invest in derivatives such as futures, options, and swaps to a very substantial extent. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus. As of 10/31/10, the Fund invested approximately 0.0% of its net assets in derivatives (excludes forward foreign exchange contracts).

The Fund may also invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals, and related options or warrants thereof, (ii) asset-based securities indexed to the value of such metals, such as ETFs, and related options thereof (iii) precious metal related structured notes, futures and options on futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”).

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

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Correlation is a relationship between two variables.

It is not possible to invest directly in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

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MANAGEMENT’S COMMENTARY

Artio International Equity Fund
Artio International Equity Fund II
2010 Annual Report

Increasing political noise, but growing market clarity. During the fiscal year ended October 31, 2010 (the Reporting Period), the direction of market trends became increasingly apparent, enabling us to reposition with greater confidence.

For the twelve months ended October 31, 2010 the Artio International Equity Fund and the Artio International Equity Fund II (both Class A Shares) returned 10.06% and 9.75% respectively, while the MSCI ACWI (ex-US) rose by 12.62% and the MSCI EAFE Index was up 8.36%. For the same period the average fund in Morningstar’s Foreign Large Blend category returned 12.65%.

Within developed markets, our underweight to the energy and information technology sectors were the top positive contributors throughout the year, while our overweight to the defensively-oriented consumer staples and healthcare sectors, detracted. In addition, the Funds’ underweight to the euro zone banks had a negative impact on performance, particularly in July, when the results of the region’s stress tests and release of new Basel III capital requirements had been seen as victories for the banking industry. Our underweight to the Japanese market contributed positively to performance. Within emerging markets, our overweight positions in Russia and Taiwan contributed positively throughout the year, while our overweight to the financial sector throughout the region detracted.

From an investment perspective, the global picture has grown clearer even as the noise has become louder. In the midst of the financial crisis, policy makers around the globe followed large-scale monetary and fiscal stimuli to avert a feared global depression. With their finances in shambles and their economies too reliant on stimuli, governments had no clear exit strategy. We approached this binary situation with caution, aware that unacceptably high risks would accompany any aggressive positioning of the portfolio. However, midway through the reporting period, exit strategies became clear in most key economies.

US policy makers’ exit strategy is to continue providing additional fiscal and monetary stimuli until a self-sustaining economic growth has been reached — escape velocity; ignore the imbalance for now; focus on creating jobs; and weaken the dollar to stimulate exports. The UK entered into a more fiscally prudent direction after elections in May 2010 put Conservatives at the helm of government. In the euro zone, the euro and sovereign debt crisis have forced many members into harsh austerity programs.

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The US expansionary policy is extremely beneficial to gold, commodities, and emerging economies. The austerity policies being followed by many governments in Europe should depress earnings prospects of companies focused on European demand.

Adding to the clarity is the change from a G7 to a G20 platform for solving global economic problems. This shift reduces the risk for dramatic change in policies or rising conflicts — the increased number of voices at the table makes it more difficult and time consuming to arrive at a consensus for change.

In response, we increased exposure to emerging market consumer-related holdings and the mining sector; and reduced exposure to domestically-oriented stocks in Western and Central Europe, repositioning the Funds with the understanding that the US would take no effective action to reduce its trade deficit at least until the next election.

Global Picture

United States

US policy makers face two key challenges: reducing the stubbornly high unemployment rate while tackling the twin-deficits (current account and government budget). The policy priority is very clear: first focus on bringing down unemployment via additional fiscal and monetary stimuli until a strong and self-sustaining economic growth has been reached, i.e. “escape velocity.” Only then can the twin deficits be addressed through the inevitable spending cuts and tax hikes.

Current policy may succeed in creating short-term economic growth. However, we believe it will fail to create a sufficient number of jobs and worsen the balance sheet of the government. In the end, we think the US will be in worse shape than it is today. Escaping reality does not lead to escape velocity. Complacency and denial are turning the American dream into a day-dream.

For years, the minority criticizing “free trade” or warning about trade deficits was shunned, scorned, and ridiculed. Critics were labeled protectionists, isolationists, or just plain ignorant. Complacency was rampant. In 2004, former US Federal Reserve Chairman Alan Greenspan wondered whether “something fundamental happened to the US economy and, by extension US banking, that enables us to disregard all the time-tested criteria of imbalance and economic danger?” We became complacent because for 25 years we had consistent current account deficits and no harm befell us. Empires do not fall easily. It takes a heavy dose of complacency, self destruction, and reprehensible ignorance — legal definition for malpractice — to bring one down.

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Now that everyone realizes we are in economic danger because we disregarded all the time tested criteria of imbalance, a new and equally divisive debate has come to the fore: how to rebalance? Economists, Nobel laureates, finance ministers, central bankers, and financial gurus passionately argue and disagree on the merit of additional fiscal stimuli versus austerity. Europe is steering towards austerity while the US is sticking with additional doses of fiscal and monetary stimuli. In part, Europe has little choice, but it is also Germany’s preferred route to recovery for the euro zone. However the US has the luxury to choose — for now. Is it choosing wisely or are we being exposed to reprehensible ignorance once more?

Fixing the current account imbalance

Structural current account deficits occur when nations live beyond their means. When a person spends beyond one’s income, one of two actions is needed to avoid bankruptcy: reduce spending or find a higher paying job. The first choice is painful and unpleasant but it is under one’s control. The second choice is painless but may not be feasible. The rational person would cut spending until a better job is found.

To appreciate the options facing our government, one only needs to be aware of the following reality:

Current account = private savings surplus — government budget deficits

When our imports of goods and services are larger than our exports we incur a current account deficit; when our government deficit is larger than our private savings we incur a current account deficit. To bring the deficit into balance one could focus either on the left-side of the equation (reducing imports and increasing exports) or on the right side of the equation (increasing private savings and reducing government deficits).

Focusing on the left side of the equation is the least painful choice: increasing exports is a pleasant prospect. But the drawbacks are numerous: it may not be feasible; it can lead to unorthodox and administrative measures such as currency manipulation and tariffs by our trading partners; and, it deals with the symptom and not the disease. The reason we have a deficit is because we are spending too much, not because we have chosen not to export.

Focusing on the right side of the equation is the most dreaded option. It is painful. Less government spending, higher taxation, and increased saving may lead to economic contraction. It is a step usually only taken when the vigilantes and the International Monetary Fund are knocking on the door. But there are benefits. One is dealing with the disease and not the symptoms, the traditional tools of fiscal and monetary policies are available, the treatment is within one’s control, and the actions do not lead to trade frictions.

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US policy makers are pinning their hope that a weaker dollar and strong demand from emerging market consumers will bail us out. The current administration’s goal of doubling US exports in five years is a blatant proof of that fixation. The private sector does not believe in the feasibility of that strategy and is evidenced in the words of David Speer, chief executive of Illinois Tool Works, “we’re not going to be any better off by saying: ‘we are going to ship our product to China from the US. We can’t do it. It won’t work. We won’t be able to compete...”

Since the mid-1970s, US imports have risen steadily to about 15% of GDP (gross domestic product) before the crisis and are now roughly 14% of GDP while exports have stagnated around 8%. A doubling of exports over five years is exactly what is needed if we were to close the gap through exports alone. We very much doubt that exports will rise meaningfully above the current level. Most of the adjustment would likely have to come from fewer imports as we will ultimately be forced to spend less and save more.

US Merchandise Imports & Exports
(1960-6/30/10)

Source: World Trade Organization, World Bank, IMF

Jobs

It is all about those elusive jobs. Policy makers’ hope is pinned on a weaker US dollar and a stronger Chinese yuan, expansion by large multinationals, the dynamism and creativity of our entrepreneurs and start-ups, and gaining a lead in “green technology.” We are likely to be disappointed until the roots of our structural unemployment are addressed.

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A weaker dollar and a stronger yuan would do little to slow migration of jobs from West to East. Multinational’s attraction to China is as much about its cheap labor as it is about its vast domestic market. Hence the focus on the yuan’s valuation alone would do little to shift trade and jobs in favor of the developed economies.

Initially, the main attraction was China’s cheap labor. Multinationals feasted on outsourcing, off-shoring, or any kind of labor arbitrage thereby catapulting China into the low-added value leader of the “global food-chain.” But now, it is the lure of the country’s huge domestic market that is enabling China to leapfrog into the mid- and high-added value.

Intense competition among multinationals seeking access to the Chinese domestic market has allowed China to masterfully use the “stick and carrot approach.” The Chinese government has insisted on technology transfer as the price of entry into China. Foreign operators must operate through local joint ventures and must allow their Chinese partners to “digest” their technology. Digestion is China’s process of acquiring foreign technology, then innovating, imitating, or slightly modifying it and finally branding and selling it. China’s focus on acquiring patents remains relentless. It is now accused of resorting to trickery. A new patent law requires foreign companies to file key patents in China as a pre-requisite to qualify for government procurement. Such a requirement is likened to handing over key technologies to Chinese bureaucrats. While some foreign companies complain about forced technology transfer and infringement on intellectual property, others have even transferred much more advanced and valuable technology than they admit or realize.

Some multinationals are now complaining about deception. The Chinese stick is getting bigger and the carrot is getting smaller. More and more state policies are favoring local companies and as a result, multinational’s domestic market share is shrinking. In China, it’s commonplace to find government procurement programs favoring local firms and strict standards designed to give advantage to local companies such as tax breaks and subsidies to Chinese companies, preference in state contracts, raising “local content” requirements and anti-monopoly regulations intended to limit foreign access to key sectors in the economy.

This grand scale squandering of know-how and trade secrets has allowed Chinese backed companies to become global competitors almost overnight. Multinationals are finding themselves competing for export contracts all over the world with Chinese companies selling digested technology at discounted prices while providing cheap vendor financing — a key competitive edge in a leveraged world.

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As for startups and innovation as a dynamo for job creation, Andy Grove a co-founder of Intel provided a prescient and insightful analysis of its dynamic and influence on job-creation in America:

Startups are a wonderful thing, but they cannot by themselves increase tech employment. Equally important is what comes after that mythical moment of creation in the garage, as technology goes from prototype to mass production. This is the phase where companies scale up. Scaling is hard work but necessary to make innovation matter.

The scaling process is no longer happening in the US. And as long as that’s the case, plowing capital into young companies that build their factories elsewhere will continue to yield a bad return in terms of American jobs.

But what kind of society are we going to have if it consists of highly paid people doing high-value-added-work — and masses of unemployed?

Simply put, the US has become widely inefficient at creating American tech jobs.

There’s more at stake than exported jobs.

A new industry needs an effective ecosystem in which technology knowhow accumulates, experience builds on experience, and close relationships develop between supplier and customer.

...we broke the chain of experience that is so important in technological evolution.
...abandoning today’s “commodity” manufacturing can lock you out of tomorrow’s emerging industry.

However, our pursuit of our individual businesses, which often involves transferring manufacturing and a great deal of engineering out of the country, has hindered our ability to bring innovations to scale at home. Without scaling, we don’t just lose jobs — we lose our hold on new technologies. Losing the ability to scale will ultimately damage our capacity to innovate.

As for becoming the undisputed leader in green-technology and creating green-collar jobs, China is already the world’s largest maker of wind turbines and the world’s largest manufacturer of solar panels. The race to invest has begun. China is now spending about 1.5% of GDP on research and development (R&D); the country will soon surpass the European Union (EU) average of 2.2% and is expected to match the US level of about 2.5% by the end of this decade. China will continue moving up the R&D value chain and its firms will become archrivals to current dominant multinationals.

The “Sputnik crisis” has become the administration’s new rallying cry. That crisis was precipitated in 1957 when the US found itself behind in the space race after the Soviet Union successfully launched “Sputnik 1”, the first earth orbiting satellite. An ensuing space race took off within the Cold War, a race in which the US played catch-up and ended up dominating.

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The Sputnik crisis had a happy ending, but this is no Sputnik. Yes, we are behind again but this time, the damage is self-inflicted and the enemy is within. “Free-trade” is our Trojan horse and has been allowed to prosper and roam within our walls for too long. The power of big business prevented the relationship between the US and China from going sour years ago. American businesses have acted as the biggest barrier to an anti-Chinese backlash in the US. We were vigilant then, we are complacent now.

Not all corporations are so short-sighted. Yoshiyuki Kasai, the chairman of Central Japan Railway did not allow his company to bid on contracts in China for fear its technology would be taken and warned other Japanese rail groups that they would end up creating a low-cost competitor should they bid. He said, “They didn’t take our advice. I think it’s been a bitter experience for them.” But many are either blinded by short-term greed or face a prisoner’s dilemma: my competitor is giving away intellectual property, we both are going to end up with a low-cost competitor, but at least he is getting paid something for it. I may be better off giving it away as well — at least I get paid. This propagate a race to the bottom.

“Public companies are like stray dogs; they both need an owner” a wise entrepreneur once stated — very true indeed. Many of today’s major companies are stray dogs with no real owners. Their managers are focused on short-term financial results or their own exit strategy rather than the longer-term issues of generational succession or community well-being. These stray dog millionaires move critical operations into emerging markets with little thought for the trade secrets that may be inadvertently transferred to future competitors or the opportunities for innovation surrendered on foreign factory floors.

As China is successfully expanding into higher value industries and competing both domestically and globally, the task of improving job prospects in the developed world becomes even more challenging. China is winning by carrot, by stick, and maybe by trick. China is playing smart, but the rest are playing dumb. The success of China is less driven by its central planners (“the nine guys in the room”) and more by our “nine guys in the boardroom.”

The euro’s existential crisis

The fate of the euro, not Chinese demand nor pace of US recovery, is the most critical question for 2011-12. The euro is in crisis and to survive, the status quo cannot be maintained. Band-aid solution attempts have failed so far. What was once inconceivable has become possible. Either there is a drastic change or it is the end of the euro.

In its most simplified form, the euro is a pegged currency — the member countries of the euro zone have pegged their currency to the old deutsche mark. To convince the market about their dedication and their will to maintain the peg, a political union was formed and national currencies were replaced by the euro.

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The major benefit of a successful pegged regime is to enjoy the low cost of capital (interest rates) of the currency being pegged to. It is a surrogate currency after all. Once interest rates diverge, the raison d’être (reason for existence) for the peg disappears and that is the challenge facing the euro zone today.

Spreads over German 10 Year Bonds
(10/31/97-12/10/10)

Source: Bloomberg

Before this economic crisis, the peg worked wonderfully. Borrowing costs were almost uniform among euro zone members despite diverging economic fundamentals. One key reason was “moral hazard” — investors assumed that Germany, the main anchor of the euro project, would be a de facto guarantor of euro zone debt in a financial crisis.

In the good times, an implicit guarantee is good enough. In times of crisis, moral hazard appears. The bond markets are pressuring the German government to make the “implicit” explicit. But so far, Frau Angela Merkel (Chancellor of Germany) has countered with an explicit non-guarantee and self indemnification — a new German proposal explicitly asks holders of sovereign debt to expect hair-cuts in any future crisis.

Without some kind of a German guarantee there would be no euro in its current form. In response to the hard German position, the ability to borrow at reasonable spreads to that of Germany has become a rare privilege to fewer and fewer members. The difficulty to borrow is no longer limited to Portugal, Ireland, Greece, and Spain; it has recently spread to Italy, Belgium and even France.

Another challenge to the euro’s survival is how to address and correct the lack of competitiveness of the weaker members. On the one hand, Germany has fully recovered from being “the sick man of Europe”. Its business confidence is at a 20-year high and its unemployment dipped below 3 million — an 18-year low. Reforms of the labor market and restructuring in the private sector have led to wage restraint and increased competitiveness. On the other hand, weaker members,

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especially the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain), have lost competitiveness as a result of sharp increases in labor costs and low productivity gains.

Given weaker members’ high level of debt, high interest cost, low economic growth and lost competitiveness, the needed adjustment process is expected to be painful and long. In such an environment, the countries’ resolve to take pain will be tested and they may be tempted to leave the euro. The fate of the euro is dependent on Germany’s largess, PIIGS tolerance for pain and the market’s moral hazard.

Peak to Trough Dividends
S&P 500 Peak Yr. = 1930; Topix Peak Yr. = 1992, DJ Euro Stoxx Peak Yr. = 2008

Source: Standard & Poors, Nomura, Bloomberg

By a number of measures, it appears that the prospect of a lost decade is being priced into the market. The futures contracts on dividends for the Dow Jones Euro Stoxx 50 Index suggest that by 2019 the dividend will be 30% lower than it was in 2008. The situation recalls Japan’s lost decade and the US Great Depression, periods during which average dividends experienced similar declines. Not surprisingly, given this grim outlook, valuations on many leading domestic European franchises have dropped to historic lows. But in the absence of any near-term growth prospects or other catalyst, we do not see the likelihood for this value to be realized in the near term.

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Geographic Positioning

Emerging Markets

As a result of governments’ exit strategies; we expect emerging markets to continue expanding much more rapidly than the G7. Capitalizing on emerging market consumption growth has become an important part of our current strategy.

China’s centrally planned government may incur a degree of political risk, but its political continuity and five-year economic plans offer advantages in today’s global environment over the electoral discontinuity and short-term vision encountered in the US.

Several thematic areas seem particularly well positioned to benefit from China’s ongoing economic expansion and the government’s current five-year plan. These include the increase in consumer spending, a push for lower industrial pollution and greater energy efficiency, a focus on higher value-added manufacturing, government support for rural development and enhancement of the social safety net. We are focusing on opportunities in the domestically oriented consumer discretionary space, where we look for companies with defensible competitive advantages, a strong balance sheet, good visibility and a trustworthy management team. Within this group, we are emphasizing companies that derive a significant percentage of their growth from rural regions and second or third tier cities, where the country has made rapid development a priority.

Indian infrastructure is another area of interest. We believe strong economic growth coupled with government support for such initiatives are expected to lead to significant activity over the next several years. The current government has taken steps to speed project awards to ease execution and improve the general financing environment. With this in mind, we are investing in engineering and construction companies as well as those involved in electric power generation. India’s per capita consumption of electricity is significantly below the global average and the government expects this to increase in the coming years. Rounding out our Indian infrastructure theme, we have exposure to some of the country’s seaports. Given that 95% of India’s trade by volume is seaborne, we believe ports will be a prime beneficiary of increased trade.

While China and India are expected to offer some of the greatest opportunities in this area, we see similar trends unfolding in Russia, Brazil and sub-Saharan Africa. We are currently focused on investing in developed and emerging market companies we feel are best poised to exploit these long-term growth prospects.

Across emerging markets, we hold positions in a wide range of companies involved in food retailing, food and beverage production, personal care products, pharmaceuticals and other consumption-related industries. South Africa and many others in

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sub-Saharan Africa are experiencing a surge in domestic consumption, driven in part by changing trade flows, notably increases in Chinese demand.

Another example of this strategy is our exposure to Russia’s pharmaceutical sector. The Russian market has a strong long-term outlook with a large population and low drug spend per capita. In addition, it is a fragmented market and the government is supporting local manufacturers. We also have exposure to Russian food retailers we believe are well positioned to benefit from a stronger domestic consumer.

Developed Economies

In contrast with major emerging nations, where growth is forecast in the upper single digits, Europe may face a decade or more of near-flat economic activity due to austerity measures being forced on the PIIGS, and by the UK’s voluntary tax increases and spending cuts.

In addition to the macro-issues affecting the region, some European sectors are expected to be subject to negative industry developments. European utilities, for example, are likely to suffer from low power prices and oversupply in the market at least for the next year or two.

On the other hand, we believe certain segments of the European market show promise. Again, we see similarities to the experience of Japan in the early 1990’s. At that time, while retailers and other domestic companies underperformed their global counterparts, Japanese exporters exposed to growing US and European markets performed as well as most of their US and European competitors. Similarly, we see a situation in Europe today in which utilities, telecommunications providers, banks and other companies that derive revenues primarily from European and American operations are likely to experience little, if any, growth, while those with significant exposure to emerging markets, such as mining and luxury goods makers, could continue to generate attractive increases in earnings, revenue and share price.

While we remain concerned about the financial system in Europe, there are some special situations in banks which we think offer attractive investment opportunities. We prefer banks which operate in the UK over Europe, as the Bank of England has the independence to choose its optimal monetary policy, while avoiding the dramatic issues that the EU has to face in addressing the problems in Europe’s peripheral countries.

Japan itself remains a slow growth story plagued by an aging population and very high levels of government debt. Japan’s national debt is already more than twice its GDP, with far more debt issuance expected in the coming year. Japanese banks, which hold the lion’s share of this debt in the form of Japanese Government Bonds,

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could face daunting financial challenges if the quality of those bonds should come into question.

Sectors and Stocks of Special Interest

Metals and Mining

The fast pace of urbanization and industrialization in emerging markets, especially China, is driving robust demand for all types of commodities. Demand is so strong that we are beginning to see supply straining to satisfy the global hunger for energy, materials and agricultural products despite dramatically subdued economic activity in the developed world. We focus on strategically important metals with what we deem to be the best demand characteristics and on companies we feel have low product costs and extensive reserves. Ivanhoe is one of these names. They are in the process of building one of the largest copper/gold mines in the world in partnership with Rio Tinto. This is one of the newest high grade, large deposits in the world. Initial production is slated for 2013 but we believe the project will further expand into subsequent phases, providing additional growth potential.

Gold is an area of particular interest in the current environment of competitive currency devaluations and large-scale US quantitative easing. As investors have grown increasingly uneasy with the perceived value of paper money, the demand for gold, the historical alternate to paper currencies, has accelerated. Newcrest is one of our preferred gold mining stocks. We view them as having world class assets and strong management. Their production is unhedged, which gives them positive gearing to higher gold prices. In addition, we feel they operate low cost mines and are rapidly rising production output, yet the stock trades at a discount to its growth and to other slower growing majors.

Healthcare

Although healthcare names in general are negatively exposed to pricing pressures, patent expiry and limited pipelines, there are a few names that we favor given their expertise in the treatment of certain diseases, their focus on innovation and delivery of services.

The rise in global wealth has been accompanied by a corresponding increase in chronic disease burdens, particularly in the developing world. One such disease of affluence now reaching pandemic proportions is diabetes, afflicting nearly 6.4% of the global adult population. Novo Nordisk, one of the global leaders in diabetes care, is at the forefront of delivering breakthrough medications for this disease and is also the partner of choice for governments in the developing world to provide affordable care. Two diabetes-related medical conditions are renal failure and vision impairment, both of which are also rising at a startling rate. Fresenius has taken an integrated approach in providing renal care, from dialysis products and infusion technology to hospital services. We

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believe that this integrated approach provides significant and sustainable competitive barriers to entry. Similarly, in vision care, Essilor sets the ‘operating system’ standard for the ophthalmic lens industry through its progressive lenses. Innovations in anti-glare, anti-fogging and photochromics will further strengthen their global leadership position.

Smartphones

The smartphone market grew 96% from the third quarter of 2009 to the third quarter of 2010 and we expect that strong growth to continue as consumers opt for more convenient, and personal, mobile connectivity. HTC is a cellular phone manufacturer that specializes in devices running Google’s Android operating system. Surpassing Apple’s market share, Android currently enjoys a 16% share of the smartphone market, and is expected to grow to 25% by 2014. HTC has transformed itself from being an anonymous manufacturer for other companies, to building their own global brand awareness. With approximately 30% share of the Android smartphone sales, we view HTC as positioned to benefit from Android’s growing share of a growing market. We expect HTC’s expertise in mobile phones to translate to strong products in the nascent tablet market in 2011, providing them another source of growth.

Emerging Market Consumer

Between 1998 and 2008, consumer spending in developing nations rose two times faster than developed nations. At this pace, the additional demand from emerging economies could represent the equivalent of consumer spending in the entire euro zone by 2015, or even that of the US economy by 2020. China offers some of the greatest opportunities given their forecasted GDP growth and biggest emerging middle class.

We believe Hang Lung Properties is directly geared to increased Chinese consumer spending. They are one of the leading shopping mall and office real estate owners and operators in both China and Hong Kong. They are currently present in six key Chinese cities’ central areas and have identified 35 additional cities that could provide fertile ground for expansion. The company’s rental contracts are partly tied to its tenants’ revenues and therefore stand to benefit from an expansion in Chinese consumer spending. The company’s key locations, combined with its superb execution in design and property management, has led to its current full occupancy and above market rents for its established shopping malls.

Belle International is the largest footwear retailer and one of the top two sportswear distributors in China. It pursues a vertically integrated business model in footwear with what we view as efficient supply chain management and quick response to market trends. Belle, operating over 11,000 stores in China, has adopted a multi-brand strategy, positioning at the mid to high-market segment. Its core Belle brand commands the largest share in China’s ladies footwear market, while five of its other

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self-owned brands rank among the top ten. Despite exceptionally strong footwear consumption growth over the past five years, footwear consumption per capita in China is still far below that of developed countries and thus we believe it presents significant growth potential. Belle, as the largest footwear retailer in the country, is likely to be a primary beneficiary of this growth.

Indian Infrastructure

India currently lacks adequate infrastructure, but strong economic growth coupled with government focus is expected to lead to significant activity over the next several years. We view Adani Enterprises as uniquely exposed to the positive infrastructure developments through its portfolio of investments in coal, ports and power. Several captive coal mine development contracts should open up for bidding in the near term and Adani’s experience in coal mining and the groups logistics support should give them an edge over peers to win future contracts. In addition, the company’s Mundra Port provides a proxy to participate in the Indian growth story, as 95% of India’s trade by volume is seaborne. Capacity constraints at the major ports, coupled with the scalability of Mundra port, have enabled it to win market share and enjoy pricing power as well. Lastly, Adani’s power business is expected to expand nearly eightfold in the coming three years. In its totality, we believe Adani Enterprises will be a primary beneficiary of India’s infrastructure expansion in the coming years.

Conclusion

The clarity of the current global economic situation enables us to see risks as well as opportunities. We believe US unemployment will remain stubbornly high and monetary and fiscal stimuli will be maintained for a prolonged period leading to a boom in emerging markets and commodities. However the resulting jump in government debt is expected to continue to support gold prices on fear of debt-monetization.

While we believe that emerging market expansion centered in China is likely to fuel global investment growth in the coming two to three years, we also recognize the risks implicit in that conclusion. Activity in China could be affected by any number of factors, from rising interest rates triggered by stubborn inflation figures to increasing global trade frictions that escalate to protectionism. We continually monitor such risks, ready to implement a proactive exit strategy if our investment themes shift.

We view the fate of the euro as the most important question of 2011-12, not Chinese demand nor pace of US recovery. Given the euro zone weaker members’ high level of debt, high interest cost, low economic growth, and lost competitiveness, the needed adjustment process is expected to be painful and long. In such an environment, the countries’ resolve to take pain will be tested. The fate of the euro is dependent on Germany’s largess, PIIGS tolerance for pain, and the market’s moral

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hazard. Valuations on many leading domestic European franchises have dropped to historic lows. But in the absence of any near-term growth prospects or other catalyst, we do not see likelihood for this value to be realized in the near term.

Geographic diversification may prove illusory if a portfolio is correlated to a single investment concept. We have attempted to balance our thematic investments with non-correlated investments where we identify company-specific catalysts for growth.

Rudolph-Riad Younes, CFA
Co-Portfolio Manager
Artio International Equity Fund
Artio International Equity Fund II

Past performance does not guarantee future results.

Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publically available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its investment goals and objectives, the Fund may invest in derivatives such as futures, options, and swaps to a very substantial extent. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus.

The Funds may also invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals, and related options or warrants thereof, (ii) asset-based securities indexed to the value of such metals, such as ETFs, and related options thereof (iii) precious metal related structured notes, futures and options on futures, swaps,

34	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”).

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the funds, or any affiliated company.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a relationship between two variables.

Each Morningstar category average represents a universe of funds with similar objectives.

The Morgan Stanley Capital International All Country World Index (ex-US) (MSCI ACWI (ex-US)) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australia and the Far East. The Index excludes the US and Canada.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

The Tokyo Stock Price Index (Topix) is a stock market index for the Tokyo Stock Exchange in Japan, tracking all domestic companies of the exchange’s First Section.

The Dow Jones (DJ) Euro Stoxx 50 Index provides a blue-chip representation of supersector leaders in the euro zone. The index covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

You cannot invest directly in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future holdings are subject to risk.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	35

MANAGEMENT’S COMMENTARY

Artio Total Return Bond Fund
2010 Annual Report

With the close of the Artio Total Return Bond Fund’s (the Fund) fiscal year on October 31, 2010 a quick look back on the highlights of the last twelve months is appropriate. During the period, the Fund’s Class A Shares returned 9.16%, outperforming its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 8.01%. At the start of the period, market sentiment was more back-to-normal after the devastation of 2008. Towards the end of 2009 there were many Wall Street pundits saying the US Federal Reserve (the ’Fed’) would start to tighten by the middle of 2010 as the economy improved. The fourth quarter of 2009 and the first quarter of 2010 both saw strong US GDP (gross domestic product) figures and the investment community started to believe that the great recession was now in the rear view mirror. Unfortunately, there were other things to be concerned about which came to the fore.

European sovereign risk emerged in 2010 when Greece’s newly-elected Prime Minister announced that the budget deficit was about 12% of GDP instead of the previous government’s estimate (fabrication) of 5% to 6%. With this, research analysts and the press began to look more closely at the country and what they found was not pretty. A few of the problems (by no means exhaustive) were:

•	Anemic tax collection

•	Widespread corruption

•	Bloated and inefficient government

•	Inadequate (if any) method of tracking government expenditures

•	Laughably early retirement ages with robust pensions

By May 2010 the euro zone was in crisis. Greek government bonds were trading at higher yields than most emerging market countries, the acronym PIIGS was created to describe the peripheral European countries (Portugal, Ireland, Italy, Greece and Spain), and the investment community began to worry that the European Union (EU) would break up due to market stresses.

At the end of May, the International Monetary Fund (IMF) and healthier euro zone countries put together a three year bailout of Greece. They also created the European Financial Stability Facility (EFSF) to have a system to bailout other EU member states that ran into difficulty. These programs worked — in the short term. Over the summer, interest rates in the PIIGS dropped significantly, especially in the hardest hit countries of Greece, Ireland and Portugal. In September and October these countries’ bonds began to deteriorate again, especially Ireland where

36	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

the banking sector is like a horror show. With the Irish government agreeing to cover the obligations of the country’s banks, the risk is that Ireland itself fails to pay its obligations as bailout costs have caused the 2010 deficit to skyrocket. Portuguese bonds have also deteriorated as investors grow dubious on the government’s ability to execute a meaningful austerity program that would bring the country’s fiscal metrics to a more reasonable position while increasing their competitiveness. As of this writing, both Ireland and Portugal are expected to have to borrow from the EFSF and give up a certain amount of federal independence.

Our opinion is that Greece will eventually be forced to restructure its debt, most likely due to default. If Greece fails to meet the stipulations imposed by the IMF and the other euro zone countries, it’s unlikely Greece will see any more loans. Ireland also has high odds of default, though it is not guaranteed. Thus far, their banking system problems have been focused on the commercial real estate sector, but a wave of residential mortgage defaults is possible. The odds of a Portuguese default are lower still. If the government can get some austerity plans implemented and take advantage of the cheaper funding via the EFSF, they could make it through this crisis, but this is by no means a sure thing. Spain is in much better condition than Greece, Ireland and Portugal and Italy is better still. It is almost unfair to lump these two in with the others but we caution that if market confidence is hurt by contagion from the little PIGs, all bets are off as the EFSF would not be able to support these two larger economies.

Major moves also took place in the US. Interest rates along the US yield curve moved lower to disturbingly low levels. The benchmark 10-year rate dropped 78 basis points (bps) to 2.6%. Not to be outdone, the 5-year rate fell 114 bps to 1.17%. Two-year Treasury rates ‘only’ dropped by 55 bps but since they closed the year at 0.34%, there is only so much farther they can go. The 30-year bond was the laggard, dropping 24 bps to close at 3.98%.

US spread sectors had good performance over the fiscal year. The commercial mortgage backed securities (CMBS) sector was the star performer over the period with an excess return over Treasuries of 14.79%. The Fund had a substantial overweight in this sector throughout the fiscal year. This was followed by the corporate sector with an excess return of 3.39%, asset backed securities (ABS) at 2.60%, agency backed mortgage backed securities (MBS) at 1.47% and government-related entities at 1.33%.

The securitized sectors of the market began the year on sound footing after the Treasury’s and Fed’s targeted liquidity programs in 2009. The TALF (Term Asset Backed Securities Loan Facility) program accomplished its goal of restarting the market for consumer ABS. Another TALF program had failed to restart commercial real estate lending, but nevertheless stabilized the secondary market for CMBS. The

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	37

first round of quantitative easing bought up one trillion dollars worth of agency backed MBS, supporting spreads and triggering a refinancing wave that would ease the stress of legacy securities on the financial system. The Treasury’s public and private cooperative investment vehicles (PPIP), had $24 billion of capital ready to deploy into the distressed areas of the securitized markets providing relief to legacy holders and backstopping the market to the relief and comfort of other participants.

It was an open question as to how the market would respond with the winding down of these programs. The results exceeded expectations. Many questioned the agency MBS market’s ability to stand on its own feet after the expiration of the Fed’s $1 trillion purchase program, but that market has posted positive excess returns throughout most of 2010. The greatest concerns in this space were related to prepayments, as the market trades at a very high premium due to the nearly year long rally in Treasury rates making nearly the entire market refinancable.

Credit-sensitive assets in the securitized space outperformed this year because of their high yields, improving fundamentals, and stronger markets. The PPIP backstop was instrumental, as was the decision by the National Association of Insurance Commissioners to abandon traditional credit ratings when determining capital requirements. This substantially increased the market’s holding power, even as waves of downgrades swept through. When the European sovereign debt crisis surfaced in May, securitized markets had some down months but outperformed all other risk assets in the fixed income market in the second quarter.

There were headlines throughout the year related to the servicing practices of the main banks, but were viewed as either positive or shrugged off. Even when the mortgage foreclosure “robo-signing” scandal struck in October, precipitating an investigation by all 50 state attorneys general, bank shares sold off, but the market for RMBS without government-sponsored enterprise backing continued to rally. By contrast, noise around bankruptcy cramdowns sent the market into a panic in early 2009, but this shock was absorbed by a healthier market this year. The market for commercial real estate debt has managed to return to life, with several dealers pricing approximately $5 billion of new securities through September 2010. These are secured by higher-quality collateral with properties being financed with much more equity than they were in the previous incarnation of the CMBS market.

Within the credit markets, corporate bonds returned 11.6% during the fiscal year, providing a 3.4% excess return over Treasuries. This performance moved cumulative corporate excess returns into positive territory for the first time since the start of the 2008 recession.

Throughout the year, the Fund had an overweight position in credit, which contributed to overall outperformance.

38	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

While returns were comparable across industry sectors, financials and materials were the best performers and we were positioned correctly in both. However, the steepening of the Treasury 5-30 year curve translated to underperformance of credit in longer maturities and our exposure in long corporate bonds detracted.

In 2010, emerging markets experienced their second highest year of inflows (only bested by 2007). This led to price appreciation and interest rates compression worldwide. The Fund benefited from selective positions in emerging markets that were boosted by a combination of a healthy fundamental outlook and a good mix of monetary and fiscal policies as well as benign inflation expectations. We felt that political and economic priorities were becoming particularly challenging and conflicting, forcing a number of countries to intervene on their capital account and indeed, it has materialized. Thus far, Brazil has taken the most aggressive steps. While Asian central banks have continued their long-standing policy to stem currency appreciation via reserve build-up, they have begun to introduce tighter measures as well.

Outlook

We began the Outlook portion of last year’s annual report with the following paragraph:

The Federal Reserve Bank will likely be a major determinant of how financial markets perform over the medium-term. Market expectations are that the Fed will leave the Fed Funds rate close to zero until the middle of 2010. We agree. The Fed has signalled that they do not want the economy to slip into a deflationary spiral and appear willing to risk a surge in inflation and a decline in the value of the US dollar to ensure this is the case.

This statement still applies today. All we need to update is our expectation that the Fed Funds rate will remain close to zero throughout 2011.

We remain concerned that over the next several years the US rate of growth will not be able to reach what was considered acceptable over the last 20 years. A few of the reasons for this concern include a higher unemployment rate that may be due to a structural shift as opposed to a cyclical one, the loss of access for most homeowners to their home equity as an ATM and the damage to individuals’ confidence due to both these factors.

We see the continuing deleveraging of the American consumer as another growth retardant. On an individual basis, if a person increases their savings rate, especially if they are in debt, it is a good thing. If most everyone in a society increases their savings rate at the same time that can lead to trouble for an economy. For the US, a structural shift to more savings by individuals is a good thing — over the extremely long term. The problem is getting to that point in time will, most likely, be painful.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	39

As individuals save more, spending is reduced. For a consumption-driven economy such as the US, that is a structural change and an adjustment needs to take place. The most obvious one is an increase in unemployment as jobs that were designed to meet consumption are shut down or put at risk. The concern is that if the American consumer is becoming the American saver than many jobs that were appropriate in the old economy will be unnecessary in the new one. This phenomenon is known in economic circles as the paradox of thrift.

The Fed has signalled that they are now actively targeting the inflation rate, which has been trending down since the financial crises began. They have become concerned that deflation is a threat to the economy and its effects on consumer spending habits. Hence, their focus on inflation. The Fed’s new asset purchase program, referred to as quantitative easing II (QE II, by Wall Street) is projected to start in early November 2010 and run through June 2011. The Fed projects that they will purchase about $110 billion per month (approximately $75 billion in new purchases and $35 billion in cash proceeds that are generated from the first asset purchase program, now called QE I) in US Treasuries. Their hope with this program is that 10-year and shorter interest rates will drop due to these purchases. Several projected benefits are expected if this takes place. First, it would allow more mortgage refinancings with the anticipated drop in mortgage rates. This would not only put some money back into consumer’s pockets on a monthly basis but also strengthen the housing market. Another benefit would be a projected reduction in the borrowing rate for corporations who would hopefully use this lower cost of funds to expand their capital expenditures and increase hiring. An increase in prices throughout the financial markets is another potential benefit. The thinking here is that all the added liquidity, basically newly printed dollars, must go somewhere in the financial markets to have some kind of return. Whether it goes to stocks, bonds, commodities or some other asset, it should drive up the price to a level higher than where it would have been without the stimulus. This has the potential to increase the ‘wealth effect‘ for the consumer, who should feel wealthier because their investments are worth more. QE II is also widely perceived as a program that will bring down the value of the US dollar. One advantage of a declining currency is the assistance it gives to domestic manufacturers. Exports can be sold more cheaply and imports are more expensive to US consumers, making them less competitive. As a heavily indebted society, devaluation is beneficial as the debt burden becomes less heavy, relatively.

Many market participants do not object to a central bank looking to bring down rates as a boost to the housing markets or to ignite the animal spirits in the corporate sector. However, the objective of driving up prices throughout financial markets is seen as a very dangerous move for the Fed and perceived by many investors as encouraging financial asset bubbles. The Fed risks losing credibility with the

40	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

investment community due to the implementation of this type of policy. Former Fed Chairman Alan Greenspan had a stellar reputation in the late 1990’s and early 2000’s. With the rupturing of the housing bubble after a protracted period of low rates, the Fed encouraged deregulation and inexcusably poor regulatory enforcement, Chairman Greenspan’s legacy is somewhere between blemished and ruined, depending on who you talk to. The Fed needs to be very careful not to allow its institutional reputation to become more damaged than what it sustained in the last five years.

Encouraging a drop in the value of the US dollar also has significant risks including the behavior of foreign investors. They have little incentive to buy US debt at current low yields if the value of the dollar is expected to drop versus the value of their own currency. Currency devaluation can also lead to an increase in inflation or inflationary expectations. Either of these two potential outcomes could bring higher interest rates, posing a problem for the economic recovery.

Within this investing environment, it is likely that the ‘risk on’ trade will remain a force to contend with as the Fed pumps the markets up with ‘sugar’. It is not clear whether financial markets will continue to rise steadily over the next year because many sectors are already trading through what many would consider fair value, especially when the poor health of the economy is taken into account. We will try to participate in this high risk tolerance trade but with a healthy degree of scepticism. Our strategy is to buy fundamentally sound positions and pay a premium for more liquid securities. We will also be paying close attention to the comments and actions of foreign central banks, especially from Asia.

With this in mind, our outlook for spread sectors follows. Within the corporate bond sector, we believe there is still value to be had, but opportunities are not overly abundant. Compared to historic levels, credit spreads to Treasuries remain wide, but this is largely due to lofty spreads in financials, which represent 35% of the US corporate portion of the Barclays Capital US Aggregate Bond Index. Most banks still face elevated loan losses as well as potential for mortgage “put-backs” due to reps and warrants breaches, which should limit spread compression in the sector for the foreseeable future. We believe credit offers only limited value at current levels, but as spreads represent a substantial percentage of the absolute yield, we prefer to enter the New Year weighted close to the index rather than underweight.

A trend that we have been monitoring closely is the pick-up in bondholder unfriendly activity in corporate America over the last few quarters. As we anticipated last year, shareholder-friendly activities such as leveraged buy-outs, mergers and acquisitions and stock buy-backs have picked up. We believe that this trend will

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	41

intensify going forward and have positioned the Fund to minimize exposure to sectors that appear most vulnerable. This view is based on the following factors:

•	Cash balances at non-financial corporations as a percent of total assets continued to grow (from 4.5% in 2008 to 6.5% currently) while short yields were anchored close to zero percent

•	Corporate balance sheets appear strong with overall leverage declining

•	Most investment grade issuers continued to have easy access to extremely cheap funding (e.g. a number of companies were able to borrow below 1% for 3 years and below 3% for 10 years)

•	Investors’ appetite for corporate bonds remained strong which is supported by healthy fund flows into the asset class

•	Shareholders became more vocal and pressured Chief Executive Officers for enhancing returns

The outlook for emerging markets in 2011 is clouded due to QE II. Besides the uncertain effect on the US economy and inflation pressures, the un-orthodox measures pose a risk by way of greater investment flows to emerging markets and a more aggressive response by governmental or monetary authorities to prevent these flows from damaging the economy. Moreover, monetary policy globally will likely be more complicated. On one hand, authorities will need to manage potential inflationary pressures rising from supply and demand imbalances. On the other hand, they will be constrained due to the risk of attracting ever more capital which would result in greater currency appreciation than is justified by the fundamentals of that economy. These unwanted flows also complicate productive capital allocation decisions. As a result, we expect both interest rate and currency investments in 2011 to be more volatile than 2010. Another uncertainty worthy of investors’ attention for the emerging market space is developments in the euro zone due to the potential delay in resolving the leverage and fiscal trap for a number of sovereigns. This will prolong stress and uncertainty in the financial system and real economy of many countries, not least the emerging countries of this region.

Within the securitized markets we favor CMBS and non-agency MBS. The CMBS market often gets negative attention from the media but we see several positive trends including:

•	Stabilizing delinquency rates for seasoned paper

•	Less levered capital structure in new deals

•	Significantly lower loan-to-value ratio (i.e. increased percentage of equity in the deal)

•	Smaller deals — averaging 20 properties compared to hundreds in older deals

42	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

We also favor non-agency MBS as implied breakeven default rates remain substantially higher than actual rates. We expect the default rates to remain lower than what is expected by the market due to moderating losses in this area. With the highest yields in the investment grade universe and better expectations than what appears to be priced into the market, we expect to have substantial positions in this sector for the foreseeable future.

Donald Quigley, CFA
Co-Portfolio Manager
Artio Total Return Bond Fund

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The Barclays Capital US Aggregate Bond Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	43

one year to maturity, and have an outstanding par value of at least $250 million. It is not possible to invest directly in an index or average.

A basis point is a unit of measure equal to 1/100th of 1%.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

44	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

MANAGEMENT’S COMMENTARY

Artio Global High Income Fund
2010 Annual Report

Performance (% as of 10/31/10)

						Gross	Net
	Inception				Since	Exp.	Exp.
	Date	1 Year	3 Years[2]	5 Years[2]	Inception[2]	Ratio[3]	Ratio[3]

Class A	12/17/02	16.08	8.86	9.13	10.76	1.01	1.00	[4]
Class I	1/30/03	16.39	9.16	9.41	11.09	0.75	0.75	[4]
Benchmark(1)	N/A	18.29	9.72	9.63	A: 11.44 I: 11.04	N/A	N/A

1.	BofA Merrill Lynch Global High Yield Constrained Index
2.	Annualized
3.	As stated in the prospectus dated 3/1/10
4.	The Investment Adviser has contractually agreed to reimburse certain expenses of the Fund through 2/27/11. The Investment Adviser has also agreed to waive a portion of its management fees; this waiver may be discontinued at any time by the Fund’s board. Additional expenses are net of reductions related to custody offset arrangements.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800 387 6977 or visiting www.artiofunds.com.

Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

During the fiscal year ending October 31, 2010, an economic recovery unfolded in North America and Europe that encouraged markets with its arrival but periodically shook them with evidence that its roots were not yet firmly planted. US gross domestic product (GDP) growth was barely positive at the beginning of the period, but at the end was growing at an annual rate of over 3%. European growth was decidedly negative at the beginning of the period, but by the end was running at about 2%. Other key measures of economic health such as industrial production and consumer spending also turned strongly positive over the period. Moreover, corporations reported much better profitability, including many in industries that until recently were very challenged. In the wake of a second round of quantitative easing, the US Treasury bond yield exactly halved from 2.34% to 1.17% and corporate borrowing costs reached historic lows. These positive strides helped both consumer and market sentiment, and sent markets higher. Unfortunately, progress was punctuated by numerous doubts and uncertainties. In Europe, the fiscal situation of Greece and other “peripheral” European Union members sparked concerns of

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	45

renewed financial crises at several junctures. In the US, unemployment rates stayed stubbornly high, the housing market remained moribund, and local and state governments faced mounting deficits. Consensus opinion seemed to be that the US could not fully recover without a renewal of the type of stimulus used in early 2009. The form of this stimulus, whether fiscal or monetary, was a matter of heated debate. Meanwhile, most emerging markets enjoyed an unqualified recovery — so much so that by the end of the Fund’s fiscal year many of them were beginning to engage in policies directed at slowing, rather than accelerating, growth. The lack of balance between the high, often export-led GDP growth in the emerging world and the low growth and high unemployment rates in the developed world was, and still is, perhaps the largest fissure in the underlying support for US recovery. As the fiscal year closed, world leaders were increasingly at odds over how to address these continued imbalances.

Despite the uncertainties, which are present to some degree in every recovery, the fact that US GDP growth was once again positive and that profits had returned were two of the most salient facts for investors. As a result, markets rallied, including global high yield. Our benchmark, the BofA Merrill Lynch Global High Yield Constrained Index returned 18.29% for the period. Part of this return reflected the underlying decline in interest rates, which tends to pull all yields down. When yields of fixed income instruments decline, prices rise. The underlying gravitational pull of lower interest rates was given further weight by the increased willingness of investors to take on credit risk in an environment of improving growth and profitability. This effect is quantified by the “spread” of high yield corporate yields over underlying “risk-free” rates, which declined from approximately 790 basis points at the beginning of the period to 575 basis points at the end. The decline in risk premiums did not unfold without interruption. The Greek debt crisis awoke concerns that widened spreads in February and, in a more pronounced fashion, during May and June. Despite such hiccups, investors’ willingness to take on more credit risk grew dramatically and engendered something of a virtuous circle as the year progressed. Money entered the high yield market as investors of all stripes increased their exposure. Corporate issuers, in turn, took advantage of these inflows to issue record amounts of new debt. Importantly, most of this borrowing activity was used to repair balance sheets rather than re-lever them. The new issuance was largely used to extend maturities and lower borrowing costs, thereby further improving underlying fundamentals. However, this process left many balance sheets still to be addressed in future periods.

Within the global high yield markets, some segments enjoyed better returns than others. The lowest rated, CCC securities, fared the best as issuers who did not default during the recession became increasingly likely to survive and rallied from especially low levels. BB rated securities also did well, as these relatively higher

46	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

quality securities move more closely with declining interest rates in general. B rated securities fared the worst. European high yield outperformed US high yield on a local currency basis. The European market, like CCCs, was recovering from lower price levels and did not have the same level of new issuance to digest as did the US market. Bond debt fared better than loan debt. Bonds are usually fixed rate instruments, while loans are floating rate. Thus, similar to the behavior of higher rated BB securities, bonds gained from falling interest rates. As less senior, generally unsecured and more risky instruments, bonds also benefited more than loans from the increased risk appetite. Emerging market sovereigns and corporates also performed well, especially considering the generally higher rating of these securities in an environment that tended to reward riskier securities.

The Artio Global High Income Fund’s (the “Fund”) Class A Shares returned 16.08% for the twelve months ending October 31, 2010, bringing the three and five year annualized returns to 8.86% and 9.13%, respectively. These one year returns lagged the Morningstar High Yield Bond peer group, placing us in the bottom quartile (as of 10/31/10 Class A Shares ranked 454 out of 571 funds based on total returns). However, since we have historically outperformed our Morningstar category to a far greater extent during more volatile periods, the Fund’s longer run three and five year returns remain in the top decile of our Morningstar universe (as of 10/31/10 Class A Shares ranked 41 out of 504 and 17 out of 428 funds respectively based on total returns). Versus our benchmark, our returns lagged by 2.21% over the past year, and a narrower 0.86% and 0.50% over the trailing three and five years.

We wish that our performance had been better over this past year, but we are gratified that our longer-run performance remains perched near the top of our peer group. The dichotomy between short-term and long-term rankings stems from the fact that our underperformance over the past year was, in absolute terms, lower than our outperformance in prior, more volatile periods. The dispersion among manager performance was also tighter during this less volatile period than in prior periods, meaning that smaller absolute differences this past year led to wider ranking differences than would have been the case in prior years. In our opinion, outperformance when it counted is what led to our top decile rankings over longer periods. Moreover, we believe that our results are rooted in our more diversified and risk aware approach to the asset class, which we realize may not work in every possible environment.

Nonetheless, we need to review the pitfalls we encountered during the past twelve months. Chief among the tactical miscues was our weighting in loans, which ranged between 16% and 23%. Floating rate, more senior loans lagged during this period of declining rates and increased risk tolerance. However, in any reversal, we believe that loans would provide far more protection than they surrendered in upside during

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	47

this year’s rally. This is the kind of asymmetric return we seek for the Fund. Our rating distribution also hurt, as we were overweight, on average by 19%, in B securities. Our bottom-up approach led us to this positioning, and it was the sector least exposed to interest rate and default risk, both of which we believe are longer-run threats, but neither of which increased over the past year.

Several positive contributors partially offset these miscues. First, within a number of sub-sectors, we continued to demonstrate a solid ability to choose individual credits. Chief among these was our selection of individual loan issuers, which helped offset the drag of the overall sector. Within emerging markets, we were able to pick outperformers among corporates and issuers of local currency denominated debt. Away from individual issue selection, our shifting between an emphasis on US high yield bonds in the early parts of the period to a European emphasis toward the end of the period also proved beneficial. On average, our weighting in US bonds and loans was 70% during the period and 14% in European bonds and loans. Finally, relative to the BofA Merrill Lynch Global High Yield Constrained Index, which carries approximately a 17% weighting in euro denominated bonds, our management of currency exposure helped.

The new fiscal year will doubtless contain its own set of risks and opportunities. The recovery seems to be taking hold and it is especially strong in some emerging markets. But many challenges persist. The European currency union requires a better fiscal policy framework. The US needs to place its recovery on firmer footing. Globally, all the world’s economies need to obtain a more balanced growth trajectory which will require more cooperative leadership on the part of all countries than has been exhibited thus far. Within the high yield market, there are a number of issuers who still must find a way to address substantial maturities in the 2012 to 2015 period. As the responses to these challenges unfold, the pricing of various credit risks should shift, both up and down, and we expect this will create opportunities for us to add value for shareholders. We believe that our globally diversified approach to this asset class, our ability to buy an array of different debt instruments, our more equity-like approach to credit analysis, and our risk awareness position us well for these upcoming challenges and opportunities.

Greg Hopper
Portfolio Manager
Artio Global High Income Fund

Past performance does not guarantee future results.

48	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historic financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are greater for emerging markets. In order to achieve its investment objectives, the Fund may use certain types of exchange traded funds or investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Morningstar Rankings represent a fund’s total return rank relative to all funds that have the same Morningstar Category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s and S&P). The index is weighted by outstanding issuance,

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	49

but constrained such that the percentage that any one issuer may not represent more than 3% of the index. It is not possible to invest in an index.

A basis point is a unit of measure equal to 1/100th of 1%.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

50	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

MANAGEMENT’S COMMENTARY

Artio US Microcap Fund
Artio US Smallcap Fund
Artio US Midcap Fund
Artio US Multicap Fund
2010 Annual Report

Performance (% as of 10/31/10)

Artio US Microcap Fund

	Inception			Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	26.88	-4.32	2.45	4.26	1.81	[3]
Class I	7/24/06	27.23	-4.00	2.78	3.61	1.51	[3]
Russell 2000 Index	N/A	26.58	-3.91	1.81	N/A	N/A
Russell Microcap Index	N/A	25.07	-7.26	-1.71	N/A	N/A

Artio US Smallcap Fund

	Inception			Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	18.87	-2.50	6.93	2.89	1.51	[3]
Class I	7/24/06	19.25	-2.19	7.25	2.60	1.21	[3]
Russell 2000 Index	N/A	26.58	-3.91	1.81	N/A	N/A

Artio US Midcap Fund

	Inception			Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	25.13	-4.54	2.82	3.73	1.37	[3]
Class I	7/24/06	25.68	-4.22	3.14	3.03	1.07	[3]
Russell Midcap Index	N/A	27.71	-3.46	3.08	N/A	N/A

Artio US Multicap Fund

	Inception			Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	19.43	-4.65	2.91	3.65	1.32	[3]
Class I	7/24/06	19.85	-4.34	3.23	2.99	1.02	[3]
Russell 3000 Index	N/A	18.34	-5.96	1.08	N/A	N/A

1.	Annualized
2.	As stated in the prospectus dated 3/1/10
3.	Due to the start-up costs associated with launching a new fund and the time it takes to obtain sufficient scale, the Investment Adviser has contractually agreed to reimburse certain expenses of the funds through 2/27/11. The Investment Adviser has also agreed to waive a portion of its management fees; this waiver may be discontinued at any time by the Fund’s board. Additional expenses are net of reductions related to fee waivers.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800 387 6977 or visiting www.artiofunds.com.

Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	51

For the fiscal year ended October 31, 2010 (the Reporting Period), US equity markets overcame mid-period adversity to finish higher for a second consecutive year. Besides a continuation of the macro issues that have plagued equity markets for some time now, such as sovereign debt, lackluster confidence in US and European financial systems and concerns of what had been an aggressive democratic political agenda, there was nothing particularly remarkable about the Reporting Period.

There were bouts of optimism and pessimism regarding broad economic conditions in the US and around the world that resulted in some periods of heightened volatility. Of note, correlation levels among stocks reached record levels during the year, attributable to a combination of a lower demand for actively managed funds (to the benefit of passively managed index funds) and heightened risk aversion levels. Indeed, compared to fiscal years 2008 and 2009, we view this year’s equity markets as tranquil. The bond market remained resilient and precious metals and most commodities soared.

Sector and Size Performance

Stock market returns during the Reporting Period followed the traditional “playbook” of smallcaps leading largecaps out of a recession with midcaps strong as well. The Russell 2000 Index returned 26.58%, modestly behind the 27.71% return of the Russell Midcap Index. The largecap Russell 1000 and S&P 500 Indexes returned 17.67% and 16.52% respectively. Growth outperformed value across all size segments of the market as investors bid up those companies that they perceived would continue to grow faster than the broader market and/or overall economy. We mentioned in last year’s annual letter that the lagging returns of smaller companies surprised us somewhat. We surmise that the severity of the recent recession has resulted in a slower and longer recovery period that is now going on two years, as conviction in the sustainability of the recovery has been questioned since the recession officially ended in June 2009.

52	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

Source: FactSet, Russell Investments, Bloomberg

In reviewing the performance of the US equity market for the fiscal year, we observed the financials sector continued to struggle as a combination of loan losses and equity issuance (actual and perceived) kept investors on the sidelines. This is the primary reason why value indices lagged their growth counterparts, with larger capitalization financials particularly weak. In addition, smaller capitalization technology companies outperformed their larger brethren, due to greater sales and profit recoveries (operating leverage) and growth rates that resulted in larger swings in smaller company valuations. Energy stocks were weak across the board, reflecting the negative effects of the BP oil spill and poor domestic natural gas market conditions. Healthcare stocks saw another tough year as the healthcare reform bill passed Congress in March and was signed by President Obama shortly thereafter. The legislation is quite lengthy at over 2,000 pages and will take years to be fully implemented, leaving investors uncertain about how smoothly the implementation will be and whether or not more changes may be in the cards. Investors clearly took a wait and see attitude toward the sector in 2010.

Lessons Learned

The calendar years 2008 and 2009 will be remembered by most investors as very challenging. In last year’s letter, we went into great detail about some lessons we

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	53

learned during this time period that humbled us but also made us better investors. Investing in stocks has often been called “a game of mistakes.” We know this to be true, as not every one of our stock investments has worked out as planned and we have indeed sold some of our mistakes. We make a point to learn from these mistakes in the quest to improve our stock level batting average or hit rate.

Some noteworthy lessons for this fiscal year included reexamining our thinking and positioning in healthcare and industrials. We felt confident that healthcare reform would pass and the market would be excited to have the uncertainty behind us — the expected result being broad outperformance by the sector. What we learned was that the complexity and lead time, along with the implementation of such far-reaching and complicated legislation, resulted in lackluster enthusiasm for the sector. We needed to look beyond the actual passing of the law to see how investors would rationalize the implementation, which in hindsight is clearly viewed as an opportunity cost we absorbed.

In industrials, we could have been better diversified among industries and sub-industries. If investors begin to believe a recovery is underway, exposure to the economically sensitive industries and companies within the sector (included in our benchmarks) is needed to outperform within industrials. While our approach is to identify companies we think will outperform employing a bottom-up investment process, sometimes not having sufficient, consistent diversification and/or exposure in some industries of a diverse sector like industrials are meaningful risk factors, which negatively impacted our performance. The lesson learned is that we have to challenge ourselves to look for how we may be (without intention) imposing a top-down view, even if isolated to one industry or sub-industry within a sector of a bottom-up investment process, understanding fully the risk-reward tradeoffs.

US Equity Portfolio Strategy

During the year, we were pleased that Lipper reclassified our smallcap, midcap and multicap funds as core style. Now, all four of our US equity mutual funds are considered core in terms of style, which is gratifying to us because we intentionally consider and purchase both growth and value securities in an effort to maximize our opportunity set. Similar to last year and throughout the Reporting Period, we maintained modest sector bets, purposely placing the performance burden on our team of analysts to rely on stock picking to add value.

In early 2010, we increased our healthcare sector weighting on the belief that lawmakers would pass a sweeping healthcare reform bill and healthcare stocks would broadly see at least a relief rally. While this did not materialize, we still believe valuations are quite reasonable and expect better relative performance from the

54	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

sector as investors get more comfortable with the implementation of the plan and focus on how and which companies can capitalize on the changes.

The financial sector struggled across the market capitalization spectrum during the twelve month period as investors remained concerned about banks and their problematic books of loans and reduced loan underwriting levels — both of which serve to reduce earnings and/or earnings growth. We ended the year broadly underweight the sector, but as we discussed in last year’s letter, increased our exposure throughout the year. We believe that for many banks, the worst part of the credit cycle is upon or behind them and that better-positioned banks will begin to grow over our minimum investment horizon of one to two years.

Looking at the technology sector, we reduced our weighting during the earlier part of the fiscal year from an overweight position then increased it as technology stocks fell during the summer.

For our four US equity funds, sector allocations remain a secondary determinant of long-term relative performance — we will continue to measure our success by our ability to pick individual stocks that outperform the market.

Performance Review

Our goal remains to develop returns that demonstrate outperformance relative to each fund’s stated benchmark over an extended period of time. Because we manage concentrated portfolios with sizeable, idiosyncratic, stock-specific risks, we will undoubtedly encounter calendar and/or fiscal years where we will report negative relative performance. It is important to emphasize that our primary performance focus is on delivering long-term outperformance over a market cycle, which we view as consistent with an economic cycle of four-to-six years. As we look ahead to 2011, all of our US equity funds will reach the important five year performance milestone. We are optimistic that all four funds can maintain their records of outperformance since inception and we look forward to reporting to you our progress on this front next year. As for this year, two of our four funds outperformed their benchmarks as noted below.

Artio US Microcap Fund

For the Reporting Period, the Artio US Microcap Fund (Class A Shares) returned 26.88%, outperforming the 25.07% return of the Russell Microcap Index and the 26.58% return of Russell 2000 Index. Outperformance was primarily attributable to favorable stock selection within the financial, consumer discretionary and healthcare sectors. This offset unfavorable relative stock results in the industrials, technology and consumer staples sectors. The best contributors to returns over the course of the twelve month period were Viropharma Inc., Gold Resources Corp. and LTX Corp.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	55

Among the largest detractors were Genoptix Inc., Duoyuan Global Water Inc. and Duoyuan Printing Inc. The Fund’s sector positioning had a positive impact. At the end of the Reporting Period, the Fund was overweight the consumer discretionary and industrials sectors and underweight the financial and healthcare sectors.

Artio US Smallcap Fund

For the Reporting Period, the Artio US Smallcap Fund (Class A Shares) returned 18.87%, underperforming the 26.58% return of Russell 2000 Index. Underperformance was attributable to unfavorable stock selection. The Fund’s industrials, healthcare and consumer discretionary holdings underperformed and more than outweighed positive stock performance within the technology and financial sectors. The largest detractors during the fiscal year were Duoyaun Global Water Inc., Skechers USA Inc. and Penson Worldwide Inc. Positive contributors included ViroPharma Inc., National Financial Partners Corp. and Saks Inc. Sector positioning also had a modest negative impact. The Fund ended the Reporting Period overweight the technology and consumer discretionary sectors and underweight the financial and utilities sectors.

Artio US Midcap Fund

For the Reporting Period, the Artio US Midcap Fund (Class A Shares) returned 25.13% versus the 27.71% return of the Russell Midcap Index. The underperformance was attributable to unfavorable stock selection within the healthcare, financial and consumer discretionary sectors, which overshadowed strong relative performance within the technology, materials and energy sectors. During the fiscal year, 3Par Inc., Sybase Inc. and Smith International were the leading contributors to results while Skechers USA Inc., Myriad Genetics Inc. and Petrohawk Corp. were the largest detractors. The Fund closed the Reporting Period overweight the technology and healthcare sectors and underweight the utilities and telecommunications sectors.

Artio US Multicap Fund

For the Reporting Period, the Artio US Multicap Fund (Class A Shares) rose 19.43%, outpacing the 18.34% rise of the Russell 3000 Index. Outperformance was attributable to favorable stock selection within the energy and materials sectors and more than offset unfavorable stock selection with the healthcare and consumer staples sectors. Sector allocation was also a positive contributor. The largest performance contributors included Apple Inc., Las Vegas Sands Corp. and Mosaic Co., while the biggest detractors were Myriad Genetics Inc., Petrohawk Corp. and WellPoint Inc. The Fund finished the Reporting Period overweight the technology,

56	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

materials and healthcare sectors and underweight the energy, telecommunications and utilities sectors.

Outlook

As we exit 2010, it appears the US stock market is attempting to end on a high note. Recently, economic data has improved on many fronts, albeit modestly. We believe housing and employment continue to be the critical factors determining the path of any US economic recovery. In the real world, away from the creativity, greed and problems of Wall Street, most people have one significant asset: their home. In most parts of this country, the value of this asset has become impaired, reducing citizens’ overall confidence, their appetite for investing and risk and their desire to spend on non-essential items. This has been the story for the last couple of years, especially in 2008 and 2009.

This year has seen consumer spending on goods and services recover with four straight quarters of positive growth in consumption (according to the Bureau of Economic Analysis) and the stock market has also risen, although it’s hard to point to the foundation of the recovery. Has it been the added liquidity of the US Federal Reserve’s quantitative easings (QE I and II)? Was it fundamentally driven by substantial profit recoveries posted by the majority of US companies the last two years and the revaluation of extrapolated future earnings power? Maybe it was the stimulus plan implemented in 2008-2009. Our opinion is that it doesn’t really matter because at the end of the day, the market is right. A key part of our approach in investing in US equities is to emphasize individual companies and not let meaningful sector overweights and underweights determine relative, long-term investment performance. Looking back at the last year or so, we feel this key attribute to our investment process was a determining factor in our performance. It was very difficult to make sector calls because of so many variants of economic uncertainty and we were reminded again of how important it was to stay disciplined to the process of looking at companies one at a time, maintaining diversification in terms of sector representation, company size (revenues and/or equity market capitalization) and capital structure (a willingness to invest in companies with or without debt).

As growth in emerging market economies continues at high levels, our outlook for robust improvement here in the US remains cautiously optimistic. Comparisons to prior recessions and recoveries may not add much value in handicapping future GDP (gross domestic product) growth amid this recovery. We believe a few items will continue to constrain growth going forward:

1.	Lackluster demand for business and consumer credit combined with a lower propensity to lend by the nation’s banks should serve to retard small business formation and corporate expansion.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	57

2.	Conservative corporate capital investment spending (annual cap-ex spending of the S&P 500 Index companies in 2010 has been less than annual depreciation) — part of the reason the unemployment rate continues to be over 9%.

3.	Confidence continues to be fragile for investors, consumers and corporate managers, reducing their propensity to transact.

In our view, housing data and unemployment claims are showing signs of basing and improving. As bottom-up investors, we do not pretend to spend hours and hours each week pouring over macroeconomic data, but we view housing and employment data as the most important variables that influence confidence. Confidence in the employment situation of the average person should in turn influence spending levels on discretionary and big-ticket items. Any aggregate spending uptick normally causes a domino effect of economic activity and begins to influence corporations to expand output, which often includes an expansion of the work force and incremental capital spending. This is where we think the economy is currently positioned — the early stages of forming a constructive environment for better consumer spending and growth in capital expenditures. No doubt economic conditions remain fragile, but we haven’t felt this moderate amount of confidence in our forward looking outlook in over three years.

If all goes well, consumer and corporate capital spending could both see meaningful recoveries and growth in 2011, however, some of this has likely been discounted by the stock market in 2010. We believe that the combination of reasonable valuations, ample liquidity thanks to the Federal Reserve, the prospect for future sales and earnings growth and improvements, along with a reversal of negative asset allocation decisions (fund flows returning back to equities), should all serve to increase the demand for equities, driving stock indices higher in 2011. Our high level outlook does influence our sector positioning, however, our ultimate success hinges upon our stocks in the portfolios outperforming. We can be wrong with our “outlook” and still deliver good results — this will always be our proposition to investors. We remain committed to our goal of delivering strong long-term results in all the funds we manage through a rigorous, disciplined, yet free-thinking investment culture.

Samuel Dedio
Portfolio Manager
Artio US Microcap Fund, Artio US Smallcap Fund, Artio US Midcap Fund, Artio US Multicap Fund

58	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

Past performance does not guarantee future results.

Please refer to the prospectus for more complete information on the special risks associated with investing in the Artio US Equity Funds, including, but not limited to stock market risk, smaller companies risk, liquidity risk, foreign investment risk and derivatives risk. Stocks of micro, small and mid capitalization companies are more volatile, less liquid, involve substantial risks, and are subject to more abrupt or erratic movements than large capitalization companies. In order to achieve its investment objective, each fund may use derivatives such as futures, forwards and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the manager of the funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the manager, Artio Global, the funds, or any affiliated company.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned. Contributing and detracting stocks held by each portfolio may or may not be held at the end of the Reporting Period.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

The Russell 1000 Index measures the performance of the 1,000 largest US companies based on total market capitalization, which represents approximately 92% of the investable US equity market, with all values expressed in US dollars.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in US dollars.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	59

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market, with all values expressed in US dollars.

The Russell Microcap Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all US equities by market capitalization.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in US dollars.

It is not possible to invest directly in an index.

Correlation is a relationship between two variables.

Batting average (hit rate) is the number of stocks that outperform vs. those that underperform.

60	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

SHAREHOLDER EXPENSES (Unaudited)

As a stockholder of the Artio Global Equity Fund Inc. or a shareholder of Artio Global Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Global Equity Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,030.30	1.41%	$7.22
Hypothetical	1,000.00	1,018.10	1.41	7.17

Artio Global Funds ï 2010 Annual Report	61

Global Equity Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,031.80	1.16%	$5.94
Hypothetical	1,000.00	1,019.40	1.16	5.90

International Equity Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,039.60	1.29%	$6.63
Hypothetical	1,000.00	1,018.70	1.29	6.56

International Equity Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,041.10	1.04%	$5.35
Hypothetical	1,000.00	1,020.00	1.04	5.30

International Equity Fund II Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,045.50	1.29%	$6.65
Hypothetical	1,000.00	1,018.70	1.29	6.56

International Equity Fund II Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,046.00	1.05%	$5.41
Hypothetical	1,000.00	1,019.90	1.05	5.35

Total Return Bond Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,054.70	0.69%	$3.57
Hypothetical	1,000.00	1,021.70	0.69	3.52

Total Return Bond Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,055.70	0.44%	$2.28
Hypothetical	1,000.00	1,023.00	0.44	2.24

62	Artio Global Funds ï 2010 Annual Report

Global High Income Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,050.20	1.00%	$5.17
Hypothetical	1,000.00	1,020.20	1.00	5.09

Global High Income Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,051.30	0.75%	$3.88
Hypothetical	1,000.00	1,021.40	0.75	3.82

U.S. Microcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$938.50	1.80%	$8.79
Hypothetical	1,000.00	1,016.10	1.80	9.15

U.S. Microcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$940.80	1.50%	$7.34
Hypothetical	1,000.00	1,017.60	1.50	7.63

U.S. Smallcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$941.20	1.51%	$7.39
Hypothetical	1,000.00	1,017.60	1.51	7.68

U.S. Smallcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$942.50	1.21%	$5.92
Hypothetical	1,000.00	1,019.10	1.21	6.16

U.S. Midcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,032.40	1.35%	$6.92
Hypothetical	1,000.00	1,018.40	1.35	6.87

Artio Global Funds ï 2010 Annual Report	63

U.S. Midcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,034.30	1.05%	$5.38
Hypothetical	1,000.00	1,019.90	1.05	5.35

U.S. Multicap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,010.10	1.30%	$6.59
Hypothetical	1,000.00	1,018.70	1.30	6.61

U.S. Multicap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/10	Value 10/31/10	Expense Ratio	during Period
Actual	$1,000.00	$1,012.00	1.00%	$5.07
Hypothetical	1,000.00	1,020.20	1.00	5.09

64	Artio Global Funds ï 2010 Annual Report

FUND PERFORMANCE

Artio Global Equity Fund Inc.(1)

It is the Artio Global Equity Fund Inc.’s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	15.65%

Five Years Ended 10/31/10	3.77%

Ten Years Ended 10/31/10	(12.70)%

7/1/04 - 10/31/10(1)	6.37%

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global Equity Fund Inc. vs. MSCI All Country World Index (in U.S. dollars) July 1, 2004-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund’s holdings.
(1)	On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.
(2)	Effective March 1, 2007, the index was changed to the MSCI All Country World Index.
Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares upon redemption may be worth more or less than their original cost.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	65

FUND PERFORMANCE

Artio International Equity Fund

It is the Artio International Equity Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	10.06%

Five Years Ended 10/31/10	3.91%

Ten Years Ended 10/31/10	5.82%

Inception (10/4/93) through 10/31/10	8.68%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund vs. MSCI All Country World ex-U.S. Index October 31, 2000-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on October 31, 2000 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-US Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country ex-U.S. Index.

66	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

FUND PERFORMANCE

Artio International Equity Fund II

It is the Artio International Equity Fund II’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	9.75%

Five Years Ended 10/31/10	4.43%

Inception (5/4/05) through 10/31/10	5.72%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund II vs. MSCI All Country World ex-U.S. Index(1) May 4, 2005-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund II today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-U.S. Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	67

FUND PERFORMANCE

Artio Total Return Bond Fund

It is the Artio Total Return Bond Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	9.16%

Five Years Ended 10/31/10	6.61%

Ten Years Ended 10/31/10	7.37%

Inception (7/1/92) through 10/31/10	6.29%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Artio Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Total Return Bond Fund vs. Barclays Capital U.S. Aggregate Bond Index October 31, 2000-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on October 31, 2000 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Total Return Bond Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)	Effective September 22, 2008 the benchmark for comparison changed from the Lehman Brothers U.S. Aggregate Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

68	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

FUND PERFORMANCE

Artio Global High Income Fund

It is the Artio Global High Income Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/10	16.08%

Five Years Ended 10/31/10	9.13%

Inception (12/17/02) through 10/31/10	10.76%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global High Income Fund vs. BofA Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Global High Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard & Poor’s Rating Service). Indexes do not incur expenses and are not available for investment.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	69

FUND PERFORMANCE

Artio U.S. Microcap Fund

It is the Artio U.S. Microcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	26.88%

Inception (7/24/06) through 10/31/10	2.45%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Microcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Microcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Microcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

70	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

FUND PERFORMANCE

Artio U.S. Smallcap Fund

It is the Artio U.S. Smallcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	18.87%

Inception (7/24/06) through 10/31/10	6.93%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Smallcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Smallcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Smallcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	71

FUND PERFORMANCE

Artio U.S. Midcap Fund

It is the Artio U.S. Midcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Year Ended 10/31/10	25.13%

Inception (7/24/06) through 10/31/10	2.82%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Midcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Midcap Fund vs. Russell Midcap Index July 24, 2006-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Midcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

72	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

FUND PERFORMANCE

Artio U.S. Multicap Fund

It is the Artio U.S. Multicap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/10	19.43%

Inception (7/24/06) through 10/31/10	2.91%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Multicap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Multicap Fund vs. Russell 3000 Index July 24, 2006-October 31, 2010†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2010. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Multicap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	73

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—93.0%†
	United States—37.2%
3,952	3M Co	$332,837
9,454	Adobe Systems (1)	266,130
9,993	Aecom Technology (1)	264,715
9,874	Alpha Natural Resources (1)	446,009
1,484	Amazon.com Inc (1)	245,068
1,805	Apache Corp	182,341
4,719	Apple Inc (1)	1,419,805
8,999	Archer-Daniels-Midland Co	299,847
11,460	AutoNation Inc (1)	266,101
5,652	Baxter International	287,687
15,154	CareFusion Corp (1)	365,818
3,625	Celgene Corp (1)	225,004
4,628	CF Industries Holdings	567,069
6,037	Chevron Corp	498,717
376,491	Citigroup Inc (1)	1,569,967
5,667	Cliffs Natural Resources	369,488
5,547	Coach Inc	277,350
10,600	Coca-Cola Enterprises	254,506
6,882	Coinstar Inc (1)	396,266
20,155	Corning Inc	368,433
2,392	Cummins Inc	210,735
9,700	CVS Caremark	292,164
11,412	DreamWorks Animation-Class A (1)	402,844
18,190	EMC Corp (1)	382,172
4,993	Emerson Electric	274,116
4,734	Freeport-McMoRan Copper & Gold	448,215
16,692	General Growth Properties REIT	280,426
8,634	Gilead Sciences (1)	342,511
2,494	Google Inc-Class A (1)	1,528,797
7,816	Hasbro Inc	361,490
2,924	Herbalife Ltd	186,727
5,537	Hess Corp	348,997
5,621	Hospira Inc (1)	334,337
4,586	Itron Inc (1)	278,691
3,813	Joy Global	270,532
13,365	JPMorgan Chase	502,925
11,920	Juniper Networks (1)	386,089
10,410	Las Vegas Sands (1)	477,611
9,604	Liberty Global (1)	362,935

See Notes to Financial Statements

74	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	United States—Continued

41,716	Lions Gate Entertainment (1)	$301,607
1,340	MasterCard Inc-Class A	321,680
19,755	McDermott International (1)	304,820
5,626	Mosaic Co	411,598
4,900	Murphy Oil	319,284
8,367	National-Oilwell Varco	449,810
27,585	NCR Corp (1)	378,466
7,968	Newmont Mining	485,012
4,605	NIKE Inc-Class B	375,031
6,938	Nordstrom Inc	267,182
7,360	Norfolk Southern	452,566
3,152	Northern Trust	156,434
4,800	Occidental Petroleum	377,424
31,732	Office Depot (1)	142,477
3,310	Polo Ralph Lauren	320,673
26,872	QUALCOMM Inc	1,212,733
15,587	Quanta Services (1)	306,440
10,513	SanDisk Corp (1)	395,078
8,147	Schlumberger Ltd	569,394
3,205	T Rowe Price	177,140
54,847	Tenet Healthcare (1)	239,133
6,850	Thermo Fisher Scientific (1)	352,227
4,304	Transocean Ltd (1)	272,701
6,414	Union Pacific	562,379
6,461	UnitedHealth Group	232,919
11,970	Urban Outfitters (1)	368,317
5,514	Visteon Corp (1)	346,831
4,120	Walter Energy	362,395
2,931	Whiting Petroleum (1)	294,390
13,350	Williams Cos	287,292
15,035	Yahoo! Inc (1)	248,228
5,455	Yum! Brands Inc	270,350

		28,137,483

	China—8.2%
3,105	Baidu Inc Sponsored ADR (1)	341,581
182,000	Belle International	326,798
511,000	China Construction Bank-Class H	487,119
47,827	China Merchants Holdings International	167,499
158,000	China National Building Material-Class H	385,609

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	75

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	China—Continued

104,000	China Overseas Land & Investment	$218,402
256,360	China Resources Enterprise	1,076,393
190,260	China Yurun Food	736,272
6,236	Ctrip.com International Sponsored ADR (1)	324,709
156,000	Dongfeng Motor Group-Class H	337,665
84,000	Golden Eagle Retail	222,128
25,660	Hengan International	242,953
142,000	Sany Heavy Equipment International Holdings	203,320
79,050	Sinopharm Group-Class H	309,478
180,500	Sinotruk Hong Kong	207,921
126,000	Tingyi (Cayman Islands) Holding	342,943
17,000	Weichai Power-Class H	222,141
29,000	Wumart Stores-Class H	68,008

		6,220,939

	United Kingdom—7.2%
42,290	ARM Holdings	245,639
73,880	Barclays PLC	324,356
11,190	BG Group	217,460
24,020	BHP Billiton	850,054
65,560	Cairn Energy (1)	404,490
486,260	Lloyds Banking (1)	535,962
20,752	Rio Tinto	1,339,076
40,050	Rolls-Royce Group (1)	414,607
2,563,200	Rolls-Royce Group-Class C (1)(4)	4,098
199,067	Royal Bank of Scotland (1)	141,980
49,190	Xstrata PLC	951,211

		5,428,933

	France—4.7%
4,353	BNP Paribas	317,940
5,540	Carrefour SA	298,608
8,463	CFAO SA	375,584
5,104	Danone SA	322,602
8,463	Essilor International	564,376
73,250	L’ Occitane International (1)	217,323
3,761	LVMH	588,607
1,530	PPR	250,507
2,358	Schneider Electric	334,293

See Notes to Financial Statements

76	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

3,380	Technip SA	$283,704

		3,553,544

	Japan—4.1%
5,600	Canon Inc	258,622
2,750	Fanuc Ltd	397,735
12,490	Honda Motor	455,408
20,690	Komatsu Ltd	506,526
2,630	Nidec Corp	259,898
7,700	Shiseido Co	160,787
1,500	SMC Corp	229,050
11,940	Suzuki Motor	290,977
13,710	Unicharm Corp	523,380

		3,082,383

	Canada—3.8%
3,410	Agnico-Eagle Mines	265,066
13,742	Barrick Gold	663,332
2,846	Canadian Pacific Railway	185,930
2,805	First Quantum Minerals	246,182
7,710	Goldcorp Inc	343,789
12,322	Ivanhoe Mines (1)	295,699
1,120	Potash Corp of Saskatchewan	162,343
13,503	Silver Wheaton (1)	388,477
8,000	Teck Resources-Class B	358,490

		2,909,308

	Russia—3.8%
1,914,370	IDGC Holding (1)	340,758
13,382	Magnit OJSC Sponsored GDR	357,835
2,540	NovaTek OAO Sponsored GDR	242,951
15,905	Pharmstandard Sponsored GDR (1)	413,530
271,307	Sberbank of Russian Federation	899,111
57,391	VTB Bank Sponsored GDR	379,928
5,650	X 5 Retail Sponsored GDR (1)	236,735

		2,870,848

	Hong Kong—3.4%
380,000	Hang Lung Properties	1,852,870
17,300	Hong Kong Exchanges & Clearing	380,710

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	77

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Hong Kong—Continued

68,000	Li & Fung	$358,319

		2,591,899

	Switzerland—3.2%
10,560	ABB Ltd (1)	218,823
3,633	Dufry Group (1)	422,219
9,778	Nestle SA	535,876
9,610	Nobel Biocare	158,978
5,360	Novartis AG	310,918
1,120	Swatch Group	428,299
18,710	UBS AG (1)	316,938

		2,392,051

	Germany—3.1%
2,698	BMW AG	193,160
5,747	Daimler AG (1)	378,859
8,922	Fraport AG	565,224
3,280	Fresenius SE	289,078
3,701	MAN SE	406,378
4,828	Siemens AG	550,793

		2,383,492

	South Africa—2.1%
24,240	Aspen Pharmacare (1)	325,776
36,100	Shoprite Holdings	513,813
36,965	Standard Bank	548,866
8,740	Tiger Brands	235,954

		1,624,409

	Brazil—2.1%
35,049	All America Latina Logistica (Unit)	334,243
31,845	Diagnosticos da America (1)	394,156
27,500	Hypermarcas SA (1)	453,835
7,334	Souza Cruz	377,842

		1,560,076

	Denmark—1.7%
3,407	Carlsberg AS-Class B	372,152
6,536	Novo Nordisk-Class B	687,134

See Notes to Financial Statements

78	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Denmark—Continued

4,422	Pandora AS (1)	$214,310

		1,273,596

	Australia—1.7%
38,557	Aquarius Platinum	221,849
26,312	Newcrest Mining	1,030,609

		1,252,458

	Netherlands—1.3%
22,102	ING Groep Dutch Certificate (1)	235,619
18,434	LyondellBasell Industries NV-Class A (1)	495,137
9,441	Unilever NV Dutch Certificate	279,566

		1,010,322

	South Korea—1.0%
5,060	Hyundai Motor	764,452

	India—0.8%
1,660	HDFC Bank Sponsored ADR	287,114
4,860	Reliance Capital Sponsored GDR	89,035
12,190	United Spirits Sponsored GDR	204,792

		580,941

	Sweden—0.8%
5,598	Hennes & Mauritz-Class B	196,544
27,688	Volvo AB-Class B (1)	373,526

		570,070

	Israel—0.7%
10,250	Teva Pharmaceutical Industries Sponsored ADR	531,975

	Austria—0.5%
8,570	Erste Group Bank	386,288

	Singapore—0.4%
103,000	CapitaLand Ltd	309,577

	Mexico—0.3%
46,470	Fomento Economico Mexicano (Unit)	255,741

	Indonesia—0.3%
379,500	Indofood CBP Sukses Makmur (1)	242,031

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	79

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Greece—0.3%
8,580	Coca-Cola Hellenic Bottling	$221,811

	Czech Republic—0.3%
924	Komercni Banka	209,211

	TOTAL COMMON STOCKS (Cost $63,518,738)	70,363,838

EQUITY LINKED NOTES—5.2%
	India—4.0%
43,345	Adani Enterprises, Issued by CLSA, Expires 12/29/2014	687,326
6,394	Axis Bank, Issued by Merrill Lynch International, Expires 03/16/2015 (1)(9)	211,092
107,950	Dabur India, Issued by Deutsche Bank AG London, Expires 09/13/2012 (1)(9)	242,369
25,368	Housing Development Finance, Issued by Deutsche Bank AG London, Expires 01/30/2017 (1)(9)	392,676
62,474	ITC Ltd, Issued by CLSA, Expires 05/05/2015 (1)	240,756
13,034	JSW Steel, Issued by Citigroup Global Markets, Expires 10/24/2012 (1)	391,620
16,836	Larsen & Toubro, Issued by CLSA, Expires 04/11/2011 (9)	768,488
7,517	Reliance Capital, Issued by Citigroup, Expires 10/24/2012 (1)(9)	137,042

		3,071,369

	Taiwan—1.2%
1,171	Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/06/2018 (1)(9)	4,436
39,948	HTC Corp, Issued by Citigroup, Expires 01/20/2015 (9)	898,670

		903,106

	TOTAL EQUITY LINKED NOTES (Cost $3,416,540)	3,974,475

PREFERRED STOCKS—0.0%
	Philippines—0.0%
56,604	Ayala Land 0.000% (Cost $121) (4)(12)	132

See Notes to Financial Statements

80	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global Equity Fund Inc.

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—1.0%
	United States—1.0%
748,296	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/29/2010 due 11/01/2010, with a maturity value of $748,297 and an effective yield of 0.02%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.375%, a maturity of 09/15/2012 and an aggregate fair value of $765,913. (Cost $748,296)	$748,296

		TOTAL INVESTMENTS—99.2% (Cost $67,683,695)	75,086,741
		OTHER ASSETS AND LIABILITIES—0.8%	569,592

		TOTAL NET ASSETS—100.0%	$75,656,333

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $68,075,077.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	81

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2010

Artio Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/15/10	Credit Suisse	EUR	825,226	1,146,357	1,087,833	$58,524
12/15/10	Deutsche Bank AG London	EUR	1,086,963	1,509,947	1,513,737	(3,790)
12/16/10	Credit Suisse	EUR	345,003	479,251	422,970	56,281
12/16/10	UBS AG	EUR	324,220	450,382	404,899	45,483
12/15/10	Deutsche Bank AG London	JPY	57,643,121	715,895	682,959	32,936

Net unrealized appreciation on forward foreign exchange contracts to buy						$189,434

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/15/10	Credit Suisse	EUR	825,226	1,146,357	1,077,214	$(69,143)
12/15/10	Deutsche Bank AG London	EUR	1,086,963	1,509,947	1,499,640	(10,307)
12/16/10	Credit Suisse	EUR	345,003	479,252	414,402	(64,850)
12/16/10	UBS AG	EUR	324,220	450,382	392,955	(57,427)
12/15/10	Deutsche Bank AG London	JPY	57,643,121	715,895	676,280	(39,615)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(241,342)

Glossary of Currencies

JPY	— Japanese Yen
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements

82	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio Global Equity Fund Inc.

At October 31, 2010, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Consumer Discretionary	15.2%	$11,528,001
Financials	15.0	11,348,860
Materials	14.6	11,032,320
Industrials	12.8	9,712,139
Consumer Staples	12.7	9,576,298
Information Technology	11.8	8,935,250
Health Care	8.4	6,365,035
Energy	7.3	5,499,784
Utilities	0.4	340,758
Short-term Investment	1.0	748,296

Total Investments	99.2	75,086,741
Other Assets and Liabilities (Net)	0.8	569,592

Net Assets	100.0%	$75,656,333

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	83

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—94.2%†
	United Kingdom—16.5%
653,670	Anglo American	$30,391,152
6,133,209	ARM Holdings	35,624,385
17,090,114	Barclays PLC	75,030,822
265,321	Betfair Group (1)	6,087,202
3,087,398	BG Group	59,998,693
3,243,258	BHP Billiton	114,777,097
593,838	Burberry Group	9,674,675
2,495,104	Cairn Energy (1)	15,394,218
4,889,063	Compass Group	39,982,089
1,396,007	Diageo PLC	25,711,907
2,899,972	GlaxoSmithKline PLC	56,611,372
2,162,191	Hikma Pharmaceuticals	27,171,325
5,498,738	HSBC Holdings	57,064,872
1,586,605	Imperial Tobacco	50,707,923
103,869,728	Lloyds Banking (1)	114,486,554
356,418	Lonmin PLC (1)	9,966,522
1,434,607	Reckitt Benckiser	80,071,323
3,925,352	Rio Tinto	253,293,459
3,612,270	Rolls-Royce Group (1)	37,395,056
231,185,280	Rolls-Royce Group-Class C (1)(4)	369,619
53,013,257	Royal Bank of Scotland (1)	37,810,369
2,175,103	Royal Dutch Shell-Class A	70,455,269
822,343	SABMiller PLC	26,604,213
37,851,648	Vodafone Group	102,788,506
3,843,134	William Morrison Supermarkets	18,052,258
3,890,344	WPP PLC	45,156,351
8,546,860	Xstrata PLC	165,274,813

		1,565,952,044

	China—8.5%
3,264,000	Anhui Conch Cement-Class H	13,683,681
537,843	Baidu Inc Sponsored ADR (1)	59,168,108
25,134,325	Belle International	45,131,097
19,441,000	Boshiwa International Holding (1)	17,830,258
56,502,000	China Construction Bank-Class H	53,861,406
8,729,204	China Merchants Holdings International (3)	30,571,300
6,192,000	China National Building Material-Class H	15,111,985
28,592,000	China Overseas Land & Investment (3)	60,043,827
23,784,000	China Resources Enterprise	99,863,163
15,740,000	China Yurun Food	60,910,956

See Notes to Financial Statements

84	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	China—Continued

16,026,602	Clear Media (1)	$9,571,762
728,747	Ctrip.com International Sponsored ADR (1)	37,945,856
1,219,600	Dongfang Electric-Class H (3)	5,923,138
15,674,000	Dongfeng Motor Group-Class H	33,926,670
43,720,000	Geely Automobile	24,701,521
11,002,012	Golden Eagle Retail	29,093,462
2,197,500	Hengan International	20,806,277
22,115,000	Intime Department Store (3)	33,947,151
7,023,558	Lianhua Supermarket-Class H	29,897,890
15,678,000	Lonking Holdings (3)	8,433,273
3,518,000	Sany Heavy Equipment International Holdings (3)	5,037,189
3,330,000	Shandong Weigao Group Medical Polymer-Class H (3)	8,719,864
4,228,600	Sinopharm Group-Class H	16,554,830
5,357,500	Sinotruk Hong Kong	6,171,391
16,303,856	Tingyi (Cayman Islands) Holding (3)	44,375,393
505,000	Weichai Power-Class H	6,598,880
9,722,000	Wumart Stores-Class H (3)	22,799,164

		800,679,492

	Japan—8.4%
468,827	Aisin Seiki	14,707,956
2,088,000	Asahi Glass	20,037,542
958,973	Canon Inc	44,287,766
510,000	Daikin Industries	17,734,451
435,106	Denso Corp	13,531,229
370,200	Fanuc Ltd	53,542,272
2,710,752	Honda Motor	98,838,965
7,725,000	Isuzu Motors	29,729,981
3,366,397	ITOCHU Corp	29,505,602
2,137,000	Komatsu Ltd	52,317,368
1,778,897	Mitsubishi Corp	42,733,280
2,567,000	Mitsubishi Electric	24,060,645
696,116	Nidec Corp (3)	68,790,607
3,620,800	Nissan Motor	31,915,183
8,410	NTT DoCoMo	14,147,176
737,000	Ricoh Co	10,302,446
188,100	Sawai Pharmaceutical (3)	16,416,425
812,600	Shiseido Co	16,968,258
160,600	SMC Corp	24,523,650
1,091,800	Softbank Corp	35,105,673

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	85

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued

1,909,600	Suzuki Motor	$46,536,869
212,950	Towa Pharmaceutical (3)	11,566,186
733,289	Toyota Motor	26,026,980
1,437,400	Unicharm Corp (3)	54,872,812

		798,199,322

	Germany—6.3%
215,962	Bayer AG	16,094,884
241,395	Beiersdorf AG	15,705,458
223,906	Bilfinger Berger	16,285,465
431,963	BMW AG	30,925,860
146,661	Continental AG (1)	12,723,954
1,532,906	Daimler AG (1)	101,053,727
334,917	Deutsche Boerse	23,535,745
2,683,058	Fraport AG	169,976,182
788,692	Fresenius SE	69,510,254
337,774	HeidelbergCement AG	17,645,114
124,603	Henkel AG	6,180,134
687,159	MAN SE (3)	75,451,524
684,962	Marseille-Kliniken AG (1)(10)	2,303,910
128,320	Metro AG	8,981,808
225,309	Siemens AG	25,703,933

		592,077,952

	Russia—6.2%
656,887	Alfa Cement (1)(4)(10)(12)	51,966,291
53,536,950	Chelindbank OJSC (1)(4)(10)	3,881,429
337,701	Cherkizovo Group (1)	10,279,146
204,155	Cherkizovo Group Sponsored GDR (1)	4,287,255
473,800	Globaltrans Investment Sponsored GDR	6,964,860
115,688,469	IDGC Holding (1)	20,592,547
205,522,262	IDGC of Center and Volga (1)	1,890,805
494,494,096	IDGC of North-West (1)	3,594,478
166,480,998	IDGC of South (1)	998,886
12,477	Inter Rao UES Sponsored GDR (1)(9)	185,907
547,651	Kuban Trunk Grid (1)(4)	86,392
538,651	Kubanenergo OAO (1)	3,131,302
137,713	Magnit OJSC	15,940,280
796,672	Magnit OJSC Sponsored GDR	21,303,009
41,256,470	MRSK Centra (1)	2,042,195

See Notes to Financial Statements

86	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Russia—Continued

236,718,165	MRSK Urala (1)	$2,538,566
768,373	NovaTek OAO	6,177,921
72,150	NovaTek OAO Sponsored GDR	6,901,148
280,917	Novorossiysk Sea Trade Port Sponsored GDR	2,514,207
366,444	OAO Dalsvyaz (4)	1,315,534
2,799	OGK2 OAO Sponsored GDR (9)	14,831
267,858	OGK5 OJSC Sponsored GDR (1)	1,107,641
670,892	Pharmstandard (1)	59,038,496
520,397	Pharmstandard Sponsored GDR (1)	13,530,322
2,439,084	Protek (1)	4,695,237
270,401	Quadra Power Generation Sponsored GDR (9)	701,038
46,993,909	RAO Energy System of East (1)(4)	589,821
3,277,698	Rosneft Oil Sponsored GDR (1)(3)	22,845,555
78,061	RTS Stock Exchange-BRD (1)(4)	30,053,485
48,519,199	Sberbank of Russian Federation	160,792,625
817,203	Sibirskiy Cement (1)(4)	16,139,759
25,272	TGK14 JSC Sponsored GDR (9)	103,194
472,896	Veropharm (1)(4)	19,064,066
8,583,275	VTB Bank Sponsored GDR	56,821,280
916,550	X 5 Retail Sponsored GDR (1)	38,403,445

		590,492,953

	France—5.4%
248,805	Aeroports de Paris	21,105,039
965,668	BNP Paribas	70,531,683
618,890	Carrefour SA	33,358,381
685,764	CFAO SA	30,433,878
889,603	Danone SA	56,228,000
580,786	Essilor International	38,731,121
770,257	European Aeronautic Defence & Space (1)(3)	20,217,913
661,226	Eutelsat Communications	24,800,249
109,545	Iliad SA (3)	12,317,562
4,942,002	L’ Occitane International (1)(3)	14,662,235
479,901	LVMH	75,105,844
169,748	PPR	27,792,886
208,334	Schneider Electric	29,535,479
1,023,513	SES SA FDR	26,196,832
210,881	Sodexo	13,705,524

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	87

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

189,341	Technip SA	$15,892,543

		510,615,169

	Switzerland—4.8%
1,677,857	ABB Ltd (1)	34,768,404
512,322	Dufry Group (1)	59,540,828
136,505	Flughafen Zuerich	50,347,930
1,844,655	Nestle SA	101,094,972
1,155,917	Nobel Biocare	19,122,287
1,080,123	Novartis AG	62,654,822
64,433	Swatch Group	24,639,808
630,061	Swiss Reinsurance	30,301,866
114,851	Syngenta AG	31,786,926
2,204,743	UBS AG (1)	37,347,248

		451,605,091

	India—4.6%
4,778,752	Adani Enterprises	76,320,192
173,841	Asian Paints	10,477,418
5,959,348	Dabur India	13,347,330
176,225	Future Mall Management (1)(4)	—
590,178	HDFC Bank	30,133,287
1,624,003	Housing Development Finance	25,103,047
9,514,948	ITC Ltd	36,410,606
3,476,950	Jain Irrigation Systems	18,149,796
1,547,029	JSW Steel	46,732,986
617,307	Larsen & Toubro	28,068,883
7,648,955	Mundra Port & Special Economic Zone	26,205,311
3,524,512	Pantaloon Retail India	37,327,696
1,363,603	Reliance Capital	24,957,695
638,376	State Bank of India	45,365,291
386,906	United Spirits	12,994,119

		431,593,657

	Canada—4.5%
167,302	Agnico-Eagle Mines (3)	13,004,705
3,066,356	Barrick Gold	148,014,354
148,420	Canadian Pacific Railway	9,696,307
323,390	First Quantum Minerals	28,382,430
1,097,992	Goldcorp Inc	49,137,732

See Notes to Financial Statements

88	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Canada—Continued

386,322	IAMGOLD Corp	$7,065,107
1,538,575	Ivanhoe Mines (1)	36,922,171
552,608	Kinross Gold (3)	9,964,973
153,395	Potash Corp of Saskatchewan (3)	22,234,436
2,270,715	Silver Wheaton (1)	65,425,869
807,530	Teck Resources-Class B	36,186,486

		426,034,570

	Hong Kong—3.1%
520,000	Galaxy Entertainment (1)	488,320
33,879,000	Hang Lung Properties	165,193,065
1,314,800	Hong Kong Exchanges & Clearing	28,933,978
12,730,000	Li & Fung (3)	67,079,512
9,491,200	Sands China (1)(3)	20,617,341
2,578,000	SJM Holdings	3,830,935
4,552,800	Wynn Macau (1)(3)	10,066,044

		296,209,195

	Netherlands—2.8%
160,281	ASML Holding	5,281,986
480,049	Heineken NV	24,300,164
5,653,568	ING Groep Dutch Certificate (1)	60,270,067
2,780,464	Koninklijke (Royal) KPN	46,374,817
748,920	Koninklijke Philips Electronics (3)	22,619,283
3,699,859	Unilever NV Dutch Certificate	109,559,591

		268,405,908

	South Africa—1.9%
2,755,328	Aspen Pharmacare (1)	37,030,518
4,754,678	Shoprite Holdings	67,673,542
3,610,521	Standard Bank	53,609,909
950,517	Tiger Brands	25,661,179

		183,975,148

	Brazil—1.8%
2,768,742	All America Latina Logistica (Unit)	26,403,940
444,632	Amil Participacoes	4,533,719
2,495,388	Diagnosticos da America (1)	30,886,245
649,284	Drogasil SA	16,466,973
4,261,020	Hypermarcas SA (1)	70,320,078

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	89

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Brazil—Continued

491,189	Souza Cruz	$25,305,650

		173,916,605

	Australia—1.7%
1,646,080	Aquarius Platinum	9,471,172
7,782,270	Asciano Group (1)	11,938,103
24,978,488	MAp Group	74,675,934
1,761,380	Newcrest Mining	68,991,124

		165,076,333

	Denmark—1.5%
456,011	Carlsberg AS-Class B	49,810,792
745,539	Novo Nordisk-Class B	78,379,048
292,117	Pandora AS (1)	14,157,308
726,577	TK Development (1)	3,372,341

		145,719,489

	Austria—1.5%
117,501	bwin Interactive Entertainment	5,611,493
1,939,793	Erste Group Bank	87,435,143
798,709	Flughafen Wien	49,478,315
143,322	Wienerberger AG (1)(3)	2,410,360

		144,935,311

	Finland—1.5%
819,738	Fortum Oyj	23,208,645
300,521	Kesko Oyj-Class B	14,878,270
337,527	Olvi Oyj-Class A	14,435,097
273,030	Outotec Oyj (3)	12,727,911
3,647,812	Stora Enso-Class R (3)	36,200,481
2,323,874	UPM-Kymmene Oyj	38,597,944

		140,048,348

	Sweden—1.3%
1,057,456	Atlas Copco-Class A	22,017,519
272,612	Elekta AB-Class B (3)	10,278,806
883,922	Hennes & Mauritz-Class B	31,034,236
215,427	Swedish Match	5,998,810
4,101,294	Volvo AB-Class B (1)	55,328,656

		124,658,027

See Notes to Financial Statements

90	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Czech Republic—1.2%
487,270	Komercni Banka	$110,327,253

	Ukraine—1.0%
214,485	Anthousa Ltd Sponsored GDR (4)(9)	2,251,646
8,916,599	Bank Forum (1)	6,987,473
76,611,005	Bohdan Automobile Plant (1)	1,638,223
2,852,650	Centrenergo (1)	4,569,622
178,305	Centrenergo Sponsored ADR (1)	2,856,244
1,237,519	Chernivtsioblenergo (1)(4)	582,179
5,006,914	Davento PLC GDR (1)(4)(9)(10)	3,409,965
22,500	Dniproenergo	2,928,962
11,770,906	Dragon-Ukrainian Properties & Development (1)(10)	13,549,916
7,562,990	Harkivoblenergo (1)(4)	2,497,214
10,700	Ivano Frankivskcement (1)(4)	201,887
902,412	Khmelnitskoblenergo JSC (1)(4)	280,940
2,750,000	Kirovogradoblenergo (1)(4)	686,635
240,262	Korukivskas Technical Papers Factory (1)(4)	1,344,863
3,228,131	Krymenergo (4)	1,228,314
115,161	Kyivmedpreparat (1)(4)	796,711
189,156	Lvivoblenergo (1)(4)	68,405
267,596	Odessaoblenergo (1)(4)	84,150
5,542,248	Oranta (1)(4)	3,485,691
488,244	Poltavaoblenergo (1)(4)	150,772
115,793,980	Raiffeisen Bank Aval (1)	5,999,439
65,228	Retail Group (1)(4)(12)	6,257,950
21,017	Rodovid Bank (1)(4)(12)	182
8,375,303	Slavutich Brewery (1)(4)	2,602,138
641,180	Ternopiloblenergo (1)(4)	194,774
2,636,403	Tsukrovyy soyz Ukrros (1)(4)	994,869
1,153,346,022	Ukrinbank (1)(4)(10)	1,450,750
12,880	Ukrnafta	474,656
8,685	Ukrnafta Sponsored ADR	1,946,685
84,835,914	Ukrsotsbank JSCB (1)	4,571,535
116,751,392	UkrTelecom (1)	7,564,609
653,260	UkrTelecom Sponsored GDR (1)	2,115,905
65,728	Vinnitsaoblenergo (1)(4)	897,043
4,114,636	Volynoblenergo (1)(4)	186,323
4,799,516	Zakarpattyaoblenergo (4)	1,871,509
20,071	Zakhidenergo (1)(4)	1,370,887
595,792	Zakhidenergo GDR (1)(4)	10,173,430

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	91

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Ukraine—Continued

400,000	Zhytomyroblenergo (1)(4)	$88,050

		98,360,546

	Mexico—1.0%
1,139,884	Fomento Economico Mexicano Sponsored ADR	62,591,030
7,038,418	Genomma Lab Internacional-Class B (1)(3)	15,180,180
4,675,149	Grupo Financiero Banorte (3)	20,018,571

		97,789,781

	Romania—0.9%
731,600	Antibiotice	141,785
208,660	Banca Transilvania (1)	93,111
4,586,344	Biofarm Bucuresti (1)	288,313
4,182,214	BRD-Groupe Societe Generale	16,891,505
14,619,597	Cemacon SA (1)(10)	619,041
7,691,800	Compa Sibiu (1)	1,099,849
15,345,894	Concefa SA (1)	799,747
4,950,133	Condmag SA (1)	1,177,010
40,338,000	Dafora SA (1)	1,813,150
16,912,495	Impact Developer & Contractor (1)(4)(10)	2,293,558
504,039,057	OMV Petrom (1)	54,669,969
6,887,600	Spicul Buzau	639,371
11,918,318	Zentiva SA (1)	2,989,139

		83,515,548

	Bulgaria—0.8%
301,290	Bulgarian American Credit Bank (1)	2,132,911
1,276,434	Central Cooperative Bank (1)	925,116
10,693,367	Chimimport AD (1)(10)	17,475,926
354,861	DZI Insurance (4)(10)(12)	21,911,693
4,078,860	LEV INS (1)(4)(10)(12)	5,303,808
806,010	Sopharma AD (1)	2,254,778
1,425,011	Sparki Eltos Lovetch (1)(4)(10)	1,467,184
11,652,801	Vivacom (1)(4)(12)	27,489,465

		78,960,881

	Singapore—0.7%
20,000,000	CapitaLand Ltd (3)	60,112,034
2,714,000	Genting Singapore (1)	4,550,419

		64,662,453

See Notes to Financial Statements

92	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	South Korea—0.7%
1,308,333	Celltrion Inc (1)	$28,951,337
220,740	Hyundai Motor	33,348,856

		62,300,193

	Taiwan—0.6%
1,801	Acer Inc	5,229
2,665,000	HTC Corp	60,137,975

		60,143,204

	Ireland—0.6%
5,943,968	Dragon Oil (1)	42,004,222
2,950,960	Ryanair Holdings	16,947,565

		58,951,787

	Poland—0.6%
660,666	Dom Development	10,855,443
129,747	PBG SA	9,863,927
9,185,808	Polimex Mostostal	13,355,441
1,071,000	Polska Grupa Farmaceutyczna (1)(10)	17,897,840
231,934	Sniezka SA	3,323,384

		55,296,035

	Israel—0.5%
857,015	Teva Pharmaceutical Industries Sponsored ADR	44,479,078

	Norway—0.5%
966,179	Austevoll Seafood (3)	7,021,864
720,458	Copeinca ASA (3)	6,606,227
1,356,551	DnB NOR	18,520,097
10,388,353	Marine Harvest (3)	10,266,461

		42,414,649

	Greece—0.5%
1,623,821	Coca-Cola Hellenic Bottling	41,979,261

	Georgia—0.4%
2,466,387	Bank of Georgia Sponsored GDR (1)(10)	40,670,722

	Nigeria—0.4%
4,183,878	Guinness Nigeria	4,994,019
2,322,675	Nestle Foods Nigeria	5,929,906
24,818,709	Nigerian Breweries	12,590,393
6,834,708	PZ Cussons Nigeria	1,518,321

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	93

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Nigeria—Continued

61,252,360	Unilever Nigeria	$11,373,117

		36,405,756

	Italy—0.3%
707,383	Buzzi Unicem (3)	8,111,334
409,926	Saipem SpA	18,192,319

		26,303,653

	Portugal—0.2%
1,470,261	Jeronimo Martins	22,029,107

	Serbia—0.2%
48,500	Energoprojekt Holding (1)	587,879
78,573	Imlek ad (4)	1,978,061
41,505	Komercijalna Banka (4)	13,438,332
93,520	Privredna Banka (1)(4)	811,427
6,149	Razvojna Banka Vojvodine (1)(4)	255,412
123,132	Tigar ad Pirot (1)(4)(10)	999,790
78,160	Toza Markovic ad Kikinda (1)(4)(10)(12)	2,151,880
16,667	Univerzal Banka (1)(4)	1,024,151

		21,246,932

	Lebanon—0.2%
278,581	SOLIDERE-Class A	5,181,607
752,109	SOLIDERE Sponsored GDR (9)	13,989,227

		19,170,834

	Venezuela—0.2%
38,451	Banco Provincial (4)	113,747
156	Banco Venezolano de Credito (4)	60,228
15,843,815	Cemex Venezuela SACA-I (1)(4)	1,423,938
2,797,674	Mercantil Servicios Financieros-Class B (4)	10,978,214
2,847,910	Siderurgica Venezolana Sivensa (4)(10)	3,136,306

		15,712,433

	Indonesia—0.1%
20,739,500	Indofood CBP Sukses Makmur (1)	13,226,870

	Spain—0.1%
476,958	Amadeus IT-Class A (1)	9,701,895

See Notes to Financial Statements

94	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Kenya—0.1%
130,837,686	Safaricom Ltd	$7,858,362

	Zambia—0.1%
9,363,990	Zambeef Products (1)(10)	7,450,917

	Latvia—0.0%
1,424,182	AS Parex Banka (1)(4)(12)	2,789,232

	Croatia—0.0%
10,188	FIMA Validus (1)	19,291

	TOTAL COMMON STOCKS (Cost $7,827,187,519)	8,931,961,287

EXCHANGE-TRADED FUNDS—2.6%
	Multinational—2.3%
3,823,717	Market Vectors Gold Miners ETF (3)	218,907,798

	Australia—0.1%
6,527,159	Australian Infrastructure Fund (3)	12,635,894

	Romania—0.1%
4,035,500	SIF 1 Banat Crisana Arad	1,511,596
3,406,316	SIF 2 Moldova Bacau	1,386,869
9,533,500	SIF 3 Transilvania Brasov	1,816,555
4,871,855	SIF 4 Muntenia Bucuresti	1,079,055
4,143,975	SIF 5 Oltenia Craiova	1,984,152

		7,778,227

	Sweden—0.1%
1,485,000	NAXS Nordic Access Buyout Fund (1)(10)	7,109,714

	Russia—0.0%
92,634	Renaissance Pre-IPO Fund (1)(4)	1,389,510

	TOTAL EXCHANGE-TRADED FUNDS (Cost $226,349,008)	247,821,143

EQUITY LINKED NOTES—2.1%
	Taiwan—1.2%
6,550	ACER Inc, Issued by CLSA, Expires 01/04/2011 (9)	18,995
122,044	Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/06/2018 (9)	462,290
5,119,332	HTC Corp, Issued by Citigroup, Expires 01/20/2015 (9)	115,164,493

		115,645,778

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	95

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
EQUITY LINKED NOTES—Continued

	India—0.7%
758,256	Axis Bank, Issued by Merrill Lynch International, Expires 03/16/2015 (9)	$25,033,139
11,142	Future Mall Management, Issued by Merrill Lynch International, Expires 09/17/2015 (1)(9)	—
927,665	Larsen & Toubro, Issued by CLSA, Expires 04/11/2011 (9)	42,343,733
222,850	Pantaloon Retail, Issued by Merrill Lynch International, Expires 01/29/2015 (9)	2,355,658

		69,732,530

	Serbia—0.2%
1	AIK Banka, Issued by KBC Financial Products, Expires 12/31/2040 (1)	5,045,854
1	AIK Banka, KomerciJalna Banka, Univerzal Banka, Issued by UnicreditoSerbian Banking, Expires 12/31/2040 (1)	11,751,501

		16,797,355

	Ukraine—0.0%
1,016	Laona Investments, Issued by UniCredit Bank Austria, Expires 11/16/2010 (1)(4)(12)	529,552

	TOTAL EQUITY LINKED NOTES (Cost $133,023,160)	202,705,215

PREFERRED STOCKS—1.1%
	Germany—0.8%
323,760	Henkel AG 1.240%	19,070,753
70,637	Porsche Automobil Holding 0.140%	3,614,438
375,101	Volkswagen AG 1.570%	56,306,128

		78,991,319

	Russia—0.2%
20,525	Silvinit 6.170% (4)	6,957,975
3,611,690	TNK-BP Holding 18.550%	6,591,334

		13,549,309

See Notes to Financial Statements

96	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
PREFERRED STOCKS—Continued

	Bulgaria—0.1%
6,416,021	Chimimport AD 9.000% (10)	$10,984,761

	Philippines—0.0%
11,528,247	Ayala Land 0.000% (4)(12)	26,797

	TOTAL PREFERRED STOCKS (Cost $76,533,172)	103,552,186

FOREIGN GOVERNMENT COMPENSATION NOTES—0.1%
	Bulgaria—0.1%
12,071,674	Bulgaria Compensation Notes (1)	1,389,570
29,663,486	Bulgaria Compensation Vouchers (1)	4,721,370
3,842,865	Bulgaria Housing Compensation Notes (1)(4)	423,238

	TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES (Cost $19,710,351)	6,534,178

Share
Amount	Currency
INVESTMENT COLLATERAL FROM SECURITY LENDING—3.4%
		United States—3.4%
323,390,282	USD	State Street Navigator Securities Lending Prime Portfolio (Cost $323,390,282)	323,390,282

		TOTAL INVESTMENTS—103.5% (Cost $8,606,193,492)	9,815,964,291
		OTHER ASSETS AND LIABILITIES—(3.5)%	(333,019,466)

		TOTAL NET ASSETS—100.0%	$9,482,944,825

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $8,841,913,140.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	97

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2010

Artio International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/08/10	Credit Suisse	CZK	1,399,464,006	78,884,732	73,145,139	$5,739,593
12/08/10	Deutsche Bank	CZK	283,637,744	15,988,040	14,720,453	1,267,587
12/15/10	Credit Suisse	CZK	938,275,256	52,884,531	48,630,114	4,254,417
12/15/10	JPMorgan Chase Bank N.A.	CZK	380,896,782	21,468,697	19,720,768	1,747,929
12/16/10	Credit Suisse	CZK	1,526,167,310	86,019,290	79,100,125	6,919,165
12/16/10	Deutsche Bank	CZK	1,503,348,848	84,733,174	77,917,461	6,815,713
12/15/10	Credit Suise	EUR	140,773,026	195,553,800	191,495,048	4,058,752
12/16/10	Credit Suisse	EUR	86,962,880	120,802,179	105,316,224	15,485,955
12/16/10	Morgan Stanley	EUR	314,702,833	437,161,096	392,918,480	44,242,616
12/16/10	Credit Suisse	GBP	9,777,906	15,627,629	14,862,417	765,212
12/16/10	State Street Bank & Trust	GBP	32,183,537	51,437,638	49,532,565	1,905,073
12/15/10	Deutsche Bank	JPY	7,263,461,801	90,208,067	86,057,935	4,150,132
12/15/10	JPMorgan Chase Bank N.A.	JPY	15,685,533,796	194,805,413	187,631,332	7,174,081
12/15/10	JPMorgan Chase Bank N.A.	ZAR	8,257,094	1,179,062	1,192,016	(12,954)

Net unrealized appreciation on forward foreign exchange contracts to buy						$104,513,271

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/08/10	Credit Suisse	CZK	1,399,464,006	78,884,732	65,106,793	$(13,777,939)
12/08/10	Deutsche Bank	CZK	283,637,744	15,988,041	13,021,598	(2,966,443)
12/15/10	Credit Suisse	CZK	938,275,256	52,884,531	44,882,815	(8,001,716)
12/15/10	JPMorgan Chase Bank N.A.	CZK	380,896,782	21,468,698	18,229,087	(3,239,611)
12/16/10	Credit Suisse	CZK	1,526,167,310	86,019,291	72,653,788	(13,365,503)
12/16/10	Deutsche Bank	CZK	1,503,348,849	84,733,174	69,020,432	(15,712,742)
12/15/10	Credit Suisse	EUR	140,773,025	195,553,799	183,758,913	(11,794,886)
12/16/10	Credit Suisse	EUR	86,962,880	120,802,179	104,455,827	(16,346,352)
12/16/10	Morgan Stanley	EUR	314,702,832	437,161,096	376,795,275	(60,365,821)

See Notes to Financial Statements

98	Artio Global Funds ï 2010 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2010

Artio International Equity Fund

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/16/10	Credit Suisse	GBP	9,777,906	15,627,629	14,089,669	$(1,537,960)
12/16/10	State Street Bank & Trust	GBP	32,183,537	51,437,638	46,276,708	(5,160,930)
12/15/10	Deutsche Bank	JPY	7,263,461,801	90,208,066	85,216,292	(4,991,774)
12/15/10	JPMorgan Chase Bank N.A.	JPY	7,952,820,297	98,769,507	97,210,264	(1,559,243)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(158,820,920)

Glossary of Currencies

CZK	— Czech Koruna
EUR	— Euro
GBP	— Great British Pound
JPY	— Japanese Yen
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	99

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio International Equity Fund

At October 31, 2010, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	18.9%	$1,792,455,871
Consumer Staples	16.7	1,585,679,957
Materials	16.1	1,522,564,776
Industrials	16.0	1,520,755,593
Consumer Discretionary	14.2	1,347,156,521
Health Care	7.5	711,868,731
Information Technology	3.6	340,155,568
Energy	3.4	323,357,682
Telecommunication Services	2.7	257,077,609
Utilities	1.0	91,501,701
Short-term Investment	3.4	323,390,282

Total Investments	103.5	9,815,964,291
Other Assets and Liabilities (Net)	(3.5)	(333,019,466)

Net Assets	100.0%	$9,482,944,825

See Notes to Financial Statements

100	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—94.3%†
	United Kingdom—16.8%
592,455	Anglo American	$27,545,077
6,501,181	ARM Holdings	37,761,729
14,949,760	Barclays PLC	65,634,014
2,917,123	BG Group	56,689,668
2,917,746	BHP Billiton	103,257,408
802,980	Burberry Group	13,081,969
2,223,446	Cairn Energy (1)	13,718,151
4,659,824	Compass Group	38,107,404
1,230,591	Diageo PLC	22,665,245
2,666,540	GlaxoSmithKline PLC	52,054,464
4,855,699	HSBC Holdings	50,391,534
1,593,054	Imperial Tobacco	50,914,033
92,317,167	Lloyds Banking (1)	101,753,172
349,827	Lonmin PLC (1)	9,782,218
1,297,966	Reckitt Benckiser	72,444,826
3,735,856	Rio Tinto	241,065,741
3,778,097	Rolls-Royce Group (1)	39,111,735
241,798,208	Rolls-Royce Group-Class C (1)(4)	386,587
48,419,155	Royal Bank of Scotland (1)	34,533,742
1,926,359	Royal Dutch Shell-Class A	62,398,030
718,187	SABMiller PLC	23,234,587
34,985,934	Vodafone Group	95,006,481
3,680,226	William Morrison Supermarkets	17,287,034
3,478,050	WPP PLC	40,370,735
8,125,033	Xstrata PLC	157,117,738

		1,426,313,322

	Japan—8.4%
425,148	Aisin Seiki	13,337,666
2,010,000	Asahi Glass	19,289,013
882,164	Canon Inc	40,740,535
451,900	Daikin Industries	15,714,114
384,349	Denso Corp	11,952,753
333,040	Fanuc Ltd	48,167,796
2,419,932	Honda Motor	88,235,137
7,639,000	Isuzu Motors	29,399,007
3,042,888	ITOCHU Corp	26,670,129
1,913,830	Komatsu Ltd	46,853,790
1,637,638	Mitsubishi Corp	39,339,907
2,404,000	Mitsubishi Electric	22,532,837

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	101

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued

695,814	Nidec Corp (3)	$68,760,763
3,321,600	Nissan Motor	29,277,914
5,550	NTT DoCoMo	9,336,127
659,000	Ricoh Co	9,212,092
1,077,100	Shiseido Co	22,491,399
161,700	SMC Corp	24,691,620
973,800	Softbank Corp	31,311,508
1,734,200	Suzuki Motor	42,262,379
603,094	Toyota Motor	21,405,906
1,511,100	Unicharm Corp (3)	57,686,313

		718,668,705

	China—7.9%
2,942,000	Anhui Conch Cement-Class H	12,333,759
483,979	Baidu Inc Sponsored ADR (1)	53,242,530
22,261,675	Belle International	39,972,978
50,834,000	China Construction Bank-Class H	48,458,297
8,055,912	China Merchants Holdings International	28,213,306
5,584,000	China National Building Material-Class H	13,628,121
25,204,000	China Overseas Land & Investment (3)	52,928,953
24,030,000	China Resources Enterprise	100,896,057
14,163,000	China Yurun Food	54,808,250
655,512	Ctrip.com International Sponsored ADR (1)	34,132,510
1,097,400	Dongfang Electric-Class H	5,329,658
14,106,000	Dongfeng Motor Group-Class H	30,532,704
39,215,000	Geely Automobile	22,156,225
10,005,534	Golden Eagle Retail	26,458,399
2,828,000	Hengan International	26,775,950
11,109,000	Intime Department Store	17,052,629
2,048,000	Lianhua Supermarket-Class H	8,717,929
3,166,000	Sany Heavy Equipment International Holdings	4,533,184
3,004,000	Shandong Weigao Group Medical Polymer-Class H (3)	7,866,207
3,754,000	Sinopharm Group-Class H (3)	14,696,787
4,817,500	Sinotruk Hong Kong	5,549,356
14,802,801	Tingyi (Cayman Islands) Holding (3)	40,289,862
455,000	Weichai Power-Class H	5,945,526
6,335,000	Wumart Stores-Class H (3)	14,856,275

		669,375,452

See Notes to Financial Statements

102	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Germany—6.7%
193,642	Bayer AG	$14,431,453
217,610	Beiersdorf AG	14,157,976
220,110	Bilfinger Berger	16,009,368
514,758	BMW AG	36,853,466
154,559	Continental AG (1)	13,409,166
1,440,103	Daimler AG (1)	94,935,877
309,106	Deutsche Boerse	21,721,919
2,423,702	Fraport AG	153,545,549
861,399	Fresenius SE	75,918,183
313,364	HeidelbergCement AG	16,369,950
107,337	Henkel AG	5,323,765
648,633	MAN SE	71,221,287
162,167	Metro AG	11,350,942
201,553	Siemens AG	22,993,776

		568,242,677

	Russia—6.4%
217,083,846	IDGC Holding (1)	38,640,925
16,023	Inter Rao UES Sponsored GDR (1)(9)	238,743
166,249	Magnit OJSC	19,243,322
1,457,910	Magnit OJSC Sponsored GDR	38,984,513
455,000	NovaTek OAO	3,658,320
115,150	NovaTek OAO Sponsored GDR	11,014,097
790,558	Novorossiysk Sea Trade Port Sponsored GDR	7,075,494
847	OGK2 OAO Sponsored GDR (1)(9)	4,488
1,926,855	OGK5 OJSC Sponsored GDR (1)	2,273,775
490,008	Pharmstandard (1)	43,120,704
2,365,054	Pharmstandard Sponsored GDR (1)	61,491,404
174,984	Quadra Power Generation Sponsored GDR (9)	453,661
28,443,591	RAO Energy System of East (1)(4)	356,996
3,030,368	Rosneft Oil Sponsored GDR (1)(3)	21,121,665
51,232,713	Sberbank of Russian Federation	169,785,211
16,355	TGK14 JSC Sponsored GDR (1)(9)	66,783
11,522,828	VTB Bank Sponsored GDR	76,281,121
1,205,688	X 5 Retail Sponsored GDR (1)	50,518,327

		544,329,549

	France—5.9%
247,767	Aeroports de Paris	21,016,990
857,155	BNP Paribas	62,605,973

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	103

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

565,836	Carrefour SA	$30,498,752
637,597	CFAO SA	28,296,249
904,192	Danone SA	57,150,108
649,659	Essilor International	43,324,084
649,364	European Aeronautic Defence & Space (1)(3)	17,044,681
600,641	Eutelsat Communications	22,527,920
96,306	Iliad SA (3)	10,828,930
7,636,729	L’ Occitane International (1)	22,657,117
484,378	LVMH	75,806,508
167,638	PPR	27,447,415
182,044	Schneider Electric	25,808,349
913,588	SES SA FDR	23,383,300
222,635	Sodexo	14,469,437
180,920	Technip SA	15,185,717

		498,051,530

	India—5.0%
4,877,899	Adani Enterprises	77,903,643
229,596	Asian Paints	13,837,778
10,601,572	Dabur India	23,744,658
865,899	HDFC Bank	44,211,039
1,436,719	Housing Development Finance	22,208,102
9,486,877	ITC Ltd	36,303,187
1,389,066	JSW Steel	41,961,206
1,159,354	Larsen & Toubro	52,715,703
7,377,325	Mundra Port & Special Economic Zone	25,274,707
1,200,625	Reliance Capital	21,974,748
708,535	State Bank of India	50,351,041
471,309	United Spirits	15,828,768

		426,314,580

	Canada—4.9%
177,602	Agnico-Eagle Mines (3)	13,805,344
3,059,621	Barrick Gold (3)	147,689,253
119,684	Canadian Pacific Railway	7,818,978
291,197	First Quantum Minerals	25,557,001
1,016,686	Goldcorp Inc	45,499,096
339,989	IAMGOLD Corp	6,217,763
1,495,498	Ivanhoe Mines (1)	35,888,425
573,090	Kinross Gold (3)	10,334,317

See Notes to Financial Statements

104	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Canada—Continued

166,301	Potash Corp of Saskatchewan	$24,105,147
2,148,506	Silver Wheaton (1)	61,904,674
912,974	Teck Resources-Class B	40,911,571

		419,731,569

	Switzerland—4.8%
1,554,658	ABB Ltd (1)	32,215,486
495,891	Dufry Group (1)	57,631,257
74,643	Flughafen Zuerich	27,531,010
1,683,777	Nestle SA	92,278,170
1,293,375	Nobel Biocare	21,396,249
988,066	Novartis AG	57,314,861
79,584	Swatch Group	30,433,698
596,888	Swiss Reinsurance	28,706,459
100,355	Syngenta AG	27,774,917
2,002,087	UBS AG (1)	33,914,356

		409,196,463

	Hong Kong—3.3%
467,000	Galaxy Entertainment (1)	438,548
30,815,000	Hang Lung Properties (3)	150,253,086
1,182,900	Hong Kong Exchanges & Clearing	26,031,338
11,384,000	Li & Fung (3)	59,986,894
15,114,800	Sands China (1)(3)	32,833,254
2,321,000	SJM Holdings	3,449,031
4,096,400	Wynn Macau (1)(3)	9,056,963

		282,049,114

	Netherlands—3.0%
141,056	ASML Holding	4,648,436
606,169	Heineken NV	30,684,380
5,056,086	ING Groep Dutch Certificate (1)	53,900,588
2,361,162	Koninklijke (Royal) KPN	39,381,361
706,097	Koninklijke Philips Electronics	21,325,920
3,505,492	Unilever NV Dutch Certificate	103,804,028

		253,744,713

	South Africa—2.7%
4,083,457	Aspen Pharmacare (1)	54,880,047
5,713,880	Shoprite Holdings (3)	81,325,906
4,365,836	Standard Bank	64,825,013

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	105

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	South Africa—Continued

1,199,072	Tiger Brands	$32,371,437

		233,402,403

	Brazil—2.2%
3,470,461	All America Latina Logistica	33,095,841
1,069,309	Amil Participacoes	10,903,277
2,849,254	Diagnosticos da America (1)	35,266,162
4,910,155	Hypermarcas SA (1)	81,032,824
565,246	Souza Cruz	29,121,005

		189,419,109

	Australia—1.9%
1,092,820	Aquarius Platinum (3)	6,287,839
7,205,315	Asciano Group (1)	11,053,046
22,833,082	MAp Group	68,262,008
1,977,698	Newcrest Mining	77,464,039

		163,066,932

	Denmark—1.7%
467,973	Carlsberg AS-Class B	51,117,420
746,160	Novo Nordisk-Class B	78,444,334
263,306	Pandora AS (1)	12,760,997

		142,322,751

	Sweden—1.5%
923,808	Atlas Copco-Class A	19,234,805
474,691	Elekta AB-Class B	17,898,174
822,549	Hennes & Mauritz-Class B	28,879,448
202,341	Swedish Match	5,634,415
4,055,937	Volvo AB-Class B (1)	54,716,766

		126,363,608

	Finland—1.3%
830,258	Fortum Oyj	23,506,490
370,334	Kesko Oyj-Class B	18,334,589
3,275,421	Stora Enso-Class R (3)	32,504,915
2,108,536	UPM-Kymmene Oyj	35,021,328

		109,367,322

	Czech Republic—1.2%
456,746	Komercni Banka	103,416,035

See Notes to Financial Statements

106	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Mexico—1.1%
1,220,152	Fomento Economico Mexicano Sponsored ADR	$66,998,547
993,390	Fomento Economico Mexicano (Unit) (3)	5,466,968
5,750,970	Grupo Financiero Banorte (3)	24,625,140

		97,090,655

	Austria—1.1%
2,010,587	Erste Group Bank (3)	90,626,145
1,400	Flughafen Wien	86,727
239,286	Wienerberger AG (1)(3)	4,024,263

		94,737,135

	South Korea—0.9%
345,732	Celltrion Inc (1)	7,650,501
481,747	Hyundai Motor	72,781,151

		80,431,652

	Ireland—0.7%
6,049,203	Dragon Oil (1)	42,747,885
2,667,674	Ryanair Holdings	15,320,635

		58,068,520

	Singapore—0.7%
17,312,000	CapitaLand Ltd (3)	52,032,977
2,441,000	Genting Singapore (1)	4,092,694

		56,125,671

	Taiwan—0.6%
1,650	Acer Inc	4,790
2,373,000	HTC Corp	53,548,749

		53,553,539

	Israel—0.5%
813,834	Teva Pharmaceutical Industries Sponsored ADR	42,237,985

	Greece—0.5%
1,602,715	Coca-Cola Hellenic Bottling	41,433,625

	Romania—0.5%
1,663,581	BRD-Groupe Societe Generale	6,719,022
305,148,699	OMV Petrom (1)	33,097,574

		39,816,596

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	107

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Norway—0.5%
1,302,490	DnB NOR	$17,782,037
21,107,643	Marine Harvest (3)	20,859,976

		38,642,013

	Nigeria—0.3%
53,635,434	Nigerian Breweries	27,208,957

	Italy—0.3%
615,193	Buzzi Unicem (3)	7,054,220
391,456	Saipem SpA	17,372,630

		24,426,850

	Ukraine—0.3%
110,904,020	Raiffeisen Bank Aval (1)	5,746,084
39,541	Ukrnafta	1,457,172
26,941	Ukrnafta Sponsored ADR	6,038,647
13,114,606	Ukrsotsbank JSCB (1)	706,704
92,477,349	UkrTelecom (1)	5,991,834
627,195	UkrTelecom Sponsored GDR (1)	2,031,481

		21,971,922

	Portugal—0.2%
1,325,134	Jeronimo Martins	19,854,651

	Lebanon—0.2%
897,219	SOLIDERE Sponsored GDR (9)	16,688,273

	Indonesia—0.1%
18,638,500	Indofood CBP Sukses Makmur (1)	11,886,931

	Spain—0.1%
430,855	Amadeus IT-Class A (1)	8,764,105

	Kenya—0.1%
141,439,984	Safaricom Ltd	8,495,157

	TOTAL COMMON STOCKS (Cost $6,784,526,108)	8,024,810,071

EXCHANGE-TRADED FUND—2.4%
	Multinational—2.4%
3,609,210	Market Vectors Gold Miners ETF (3)(Cost $174,522,533)	206,627,273

See Notes to Financial Statements

108	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
EQUITY LINKED NOTES—2.3%
	Taiwan—1.4%
6,296	ACER Inc, Issued by CLSA, Expires 01/04/2011 (9)	$18,258
106,786	Hon Hai Precision Industry, Issued by Deutsche Bank AG London, Expires 08/06/2018 (9)	404,495
5,048,988	HTC Corp, Issued by Citigroup, Expires 01/20/2015 (9)	113,582,034

		114,004,787

	India—0.9%
998,165	Axis Bank, Issued by Merrill Lynch International, Expires 03/16/2015 (9)	32,953,519
978,745	Larsen & Toubro, Issued by CLSA, Expires 04/11/2011 (9)	44,675,305

		77,628,824

	TOTAL EQUITY LINKED NOTES (Cost $117,163,505)	191,633,611

PREFERRED STOCKS—0.9%
	Germany—0.8%
336,893	Henkel AG 1.240%	19,844,339
63,558	Porsche Automobil Holding 0.140%	3,252,211
339,736	Volkswagen AG 1.570%	50,997,515

		74,094,065

	Russia—0.1%
1,885	Silvinit 6.170% (4)	639,015
2,521,889	TNK-BP Holding 18.550%	4,602,447

		5,241,462

	Philippines—0.0%
8,687,023	Ayala Land 0.000% (4)(12)	20,193

	TOTAL PREFERRED STOCKS (Cost $58,717,824)	79,355,720

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	109

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio International Equity Fund II

Share			Fair
Amount	Currency	Description	Value (Note 2)
INVESTMENT COLLATERAL FROM SECURITY LENDING—2.9%
		United States—2.9%
244,252,923	USD	State Street Navigator Securities Lending Prime Portfolio (Cost $244,252,923)	$244,252,923

		TOTAL INVESTMENTS—102.8% (Cost $7,379,182,893)	8,746,679,598
		OTHER ASSETS AND LIABILITIES—(2.8)%	(235,402,381)

		TOTAL NET ASSETS—100.0%	$8,511,277,217

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $7,558,383,953.

See Notes to Financial Statements

110	Artio Global Funds ï 2010 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2010

Artio International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/08/10	Credit Suisse	CZK	1,138,154,892	64,155,307	59,487,416	$4,667,891
12/08/10	Deutsche Bank AG	CZK	230,676,662	13,002,740	11,971,838	1,030,902
12/15/10	Credit Suisse	CZK	808,174,744	45,551,604	41,887,101	3,664,503
12/16/10	Credit Suisse	CZK	1,179,322,556	66,470,097	61,123,418	5,346,679
12/16/10	Deutsche Bank AG	CZK	1,183,559,894	66,708,926	61,343,036	5,365,890
12/15/10	Credit Suisse	EUR	157,671,664	219,028,417	215,569,630	3,458,787
12/16/10	Credit Suisse	EUR	70,482,786	97,909,294	85,457,192	12,452,102
12/16/10	Morgan Stanley	EUR	302,307,603	419,942,591	379,671,452	40,271,139
12/16/10	Credit Suisse	GBP	11,160,164	17,836,836	16,840,018	996,818
12/16/10	State Street Bank & Trust	GBP	30,380,683	48,556,209	46,565,020	1,991,189
12/15/10	Deutsche Bank AG	JPY	6,422,769,613	79,767,148	76,097,363	3,669,785
12/15/10	JPMorgan Chase Bank N.A.	JPY	14,147,746,994	175,706,975	169,236,521	6,470,454
12/15/10	JPMorgan Chase Bank N.A.	ZAR	9,506,463	1,357,463	1,372,378	(14,915)

Net unrealized appreciation on forward foreign exchange contracts to buy						$89,371,224

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/08/10	Credit Suisse	CZK	1,138,154,892	64,155,307	52,949,997	$(11,205,310)
12/08/10	Deutsche Bank AG	CZK	230,676,662	13,002,740	10,590,194	(2,412,546)
12/15/10	Credit Suisse	CZK	808,174,744	45,551,604	38,659,400	(6,892,204)
12/16/10	Credit Suisse	CZK	1,179,322,555	66,470,097	56,142,693	(10,327,404)
12/16/10	Deutsche Bank AG	CZK	1,183,559,895	66,708,926	54,333,837	(12,375,089)
12/15/10	Credit Suisse	EUR	125,805,992	174,762,457	164,221,607	(10,540,850)
12/16/10	Credit Suisse	EUR	70,482,786	97,909,293	84,660,693	(13,248,600)
12/16/10	Morgan Stanley	EUR	302,307,603	419,942,591	361,954,404	(57,988,187)
12/16/10	Credit Suisse	GBP	11,160,164	17,836,836	16,081,461	(1,755,375)
12/16/10	State Street Bank & Trust	GBP	30,380,683	48,556,210	43,684,384	(4,871,826)
12/15/10	Deutsche Bank AG	JPY	6,422,769,613	79,767,147	75,353,134	(4,414,013)

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	111

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2010

Artio International Equity Fund II

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/15/10	JPMorgan Chase Bank N.A.	JPY	7,194,289,212	89,348,982	87,938,458	$(1,410,524)
12/15/10	JPMorgan Chase Bank N.A.	ZAR	9,506,463	1,357,463	1,334,521	(22,942)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(137,464,870)

Glossary of Currencies

CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound Sterling
JPY	— Japanese Yen
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements

112	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio International Equity Fund II

At October 31, 2010, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Consumer Staples	18.3%	$1,555,430,246
Financials	18.1	1,542,689,112
Materials	16.9	1,442,185,133
Industrials	14.4	1,231,059,658
Consumer Discretionary	14.4	1,224,116,431
Health Care	7.4	627,991,599
Information Technology	3.8	321,927,753
Energy	3.4	289,102,003
Telecommunication Services	2.4	202,382,879
Utilities	0.8	65,541,861
Short-term Investment	2.9	244,252,923

Total Investments	102.8	8,746,679,598
Other Assets and Liabilities (Net)	(2.8)	(235,402,381)

Net Assets	100.0%	$8,511,277,217

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	113

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio Total Return Bond Fund

Face
Value	Currency
ASSET BACKED SECURITIES—33.1%†
		United States—33.1%
		Banc of America Alternative Loan Trust Series 2004-10, Class 2CB1
1,365,249	USD	6.000% due 11/25/2034 (5)	$1,400,480

		Banc of America Commercial Mortgage
		Series 2006-3, Class A4
8,064,000	USD	5.889% due 07/10/2044 (5)(6)	8,844,031
		Series 2006-2, Class A4
7,885,000	USD	5.740% due 05/10/2045 (5)(6)	8,800,813
		Series 2006-5, Class A4
6,340,000	USD	5.414% due 09/10/2047 (5)	6,785,053

			24,429,897

		Banc of America Mortgage Securities Series 2004-7, Class 2A3
1,568,402	USD	5.750% due 08/25/2034 (5)	1,571,000

		Bank of America Credit Card Trust
		Series 2008-A1, Class A1
1,818,000	USD	0.836% due 04/15/2013 (5)(6)	1,818,386
		Series 2007-A2, Class A2
1,890,000	USD	0.276% due 06/17/2013 (5)(6)	1,889,525

			3,707,911

		Bear Stearns Adjustable Rate Mortgage Trust Series 2004-3, Class 4A
3,655,575	USD	4.866% due 07/25/2034 (5)(6)	3,547,155

		Bear Stearns Commercial Mortgage Securities
		Series 2001-TOP4, Class A3
3,600,000	USD	5.610% due 11/15/2033 (5)	3,685,527
		Series 2006-PW12, Class A4
2,755,000	USD	5.723% due 09/11/2038 (5)(6)	3,086,010
		Series 2006-PW14, Class A4
3,205,000	USD	5.201% due 12/11/2038 (5)	3,481,297
		Series 2006-PW11, Class A4
11,140,000	USD	5.623% due 03/11/2039 (5)(6)	12,291,222
		Series 2005-PWR8, Class A4
8,210,000	USD	4.674% due 06/11/2041 (5)	8,774,936

See Notes to Financial Statements

114	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		Bear Stearns Commercial Mortgage Securities—Continued

		Series 2006-T24, Class A4
2,990,000	USD	5.537% due 10/12/2041 (5)	$3,312,997

			34,631,989

		Chrysler Financial Auto Securitization Trust Series 2009-B, Class A2
2,293,610	USD	1.150% due 11/08/2011 (5)	2,297,820

		Chrysler Financial Lease Trust Series 2010-A, Class A2
4,400,426	USD	1.780% due 06/15/2011 (5)(9)	4,411,043

		Citicorp Mortgage Securities
		Series 2005-1, Class 1A1
1,835,919	USD	5.000% due 02/25/2035 (5)	1,851,507
		Series 2006-5, Class 1A2
3,928,369	USD	6.000% due 10/25/2036 (5)	4,012,779
		Series 2006-6, Class A12
4,646,662	USD	0.556% due 11/25/2036 (5)(6)	4,341,334

			10,205,620

		Citigroup Commercial Mortgage Trust
		Series 2007-C6, Class AM
5,080,000	USD	5.699% due 12/10/2049 (5)(6)	5,024,440
		Series 2008-C7, Class A4
7,275,000	USD	6.293% due 12/10/2049 (5)(6)	7,903,606

			12,928,046

		Citigroup Mortgage Loan Trust Series 2005-4, Class A
6,517,479	USD	5.339% due 08/25/2035 (5)(6)	6,296,334

		Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4
6,660,000	USD	5.322% due 12/11/2049 (5)	6,959,732

		CNH Equipment Trust
		Series 2010-B, Class A2
3,750,000	USD	0.670% due 01/15/2013	3,754,298

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	115

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		CNH Equipment Trust—Continued

		Series 2009-B, Class A4
13,390,000	USD	5.170% due 10/15/2014 (5)	$14,145,550

			17,899,848

		Commercial Mortgage Pass Through Certificates
		Series 2010-C1, Class A1
2,430,000	USD	1.000% due 11/10/2015 (9)	2,496,066
		Series 2007-C9, Class A4
3,890,000	USD	5.815% due 12/10/2049 (5)(6)	4,217,853

			6,713,919

		Countrywide Alternative Loan Trust
		Series 2004-24CB, Class 2A1
3,477,400	USD	5.000% due 11/25/2019 (5)	3,613,890
		Series 2004-2CB, Class 1A2
5,160,000	USD	5.125% due 03/25/2034 (5)	5,305,017
		Series 2004-24CB, Class 1A1
1,469,995	USD	6.000% due 11/25/2034 (5)	1,486,171
		Series 2004-28CB, Class 3A1
10,257,200	USD	6.000% due 01/25/2035 (5)	9,852,574
		Series 2005-10CB, Class 1A6
9,360,675	USD	5.500% due 05/25/2035	9,243,110
		Series 2005-21CB, Class A9
2,939,175	USD	5.500% due 06/25/2035 (5)	2,913,013
		Series 2005-86CB, Class A8
5,119,099	USD	5.500% due 02/25/2036	4,694,117

			37,107,892

		Credit Suisse First Boston Mortgage Securities
		Series 2004-8, Class 5A1
5,110,367	USD	6.000% due 11/25/2034 (5)	4,905,479
		Series 2005-9, Class 1A3
1,868,883	USD	5.250% due 10/25/2035 (5)	1,729,685

			6,635,164

		Credit Suisse Mortgage Capital Certificates
		Series 2006-C4, Class A3
7,110,000	USD	5.467% due 09/15/2039 (5)	7,603,253

See Notes to Financial Statements

116	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		Credit Suisse Mortgage Capital Certificates—Continued

		Series 2006-C5, Class A3
4,640,000	USD	5.311% due 12/15/2039 (5)	$4,893,429

			12,496,682

		Daimler Chrysler Auto Trust Series 2007-A, Class A3B
184,614	USD	0.937% due 02/08/2012 (5)(6)	184,636

		FDIC Structured Sale Guaranteed Notes
		Series 2010-L2A, Class A
4,593,424	USD	3.000% due 09/30/2019 (9)	4,775,029
		Series 2010-S1, Class 2A
2,703,299	USD	3.250% due 04/25/2038 (5)(9)	2,755,549
		Series 2010-S1, Class 2A
5,880,000	USD	2.570% due 07/29/2047	5,880,000
		Series 2010-S1, Class 1A
5,826,144	USD	0.806% due 02/25/2048 (5)(6)(9)	5,842,224

			19,252,802

		FDIC Trust Series 2010-R1, Class A
5,478,167	USD	2.184% due 05/25/2050 (5)(9)	5,515,069

		First Horizon Asset Securities Series 2006-3, Class 1A8
1,249,502	USD	6.250% due 11/25/2036 (5)	1,241,149

		Ford Credit Floorplan Master Owner Trust
		Series 2006-4, Class A
5,560,000	USD	0.506% due 06/15/2013 (5)(6)	5,534,571
		Series 2009-2, Class A
7,470,000	USD	1.806% due 09/15/2014 (6)	7,593,980

			13,128,551

		GE Capital Commercial Mortgage
		Series 2002-1A, Class A3
6,025,055	USD	6.269% due 12/10/2035 (5)	6,348,939

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	117

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		GE Capital Commercial Mortgage—Continued

		Series 2004-C3, Class A3
6,910,000	USD	4.865% due 07/10/2039 (5)(6)	$7,095,207

			13,444,146

		GMAC Mortgage Corp Loan Trust Series 2005-AR5, Class 4A1
5,599,926	USD	4.999% due 09/19/2035 (5)(6)	5,234,623

		GMAC Mortgage Servicer Advance Funding Series 2010-1A, Class A
8,380,000	USD	4.250% due 01/15/2022 (5)(9)	8,439,100

		Greenwich Capital Commercial Funding Series 2007-GG9, Class A4
4,830,000	USD	5.444% due 03/10/2039 (5)	5,171,744

		GS Mortgage Securities
		Series 2006-GG8, Class A4
6,397,000	USD	5.560% due 11/10/2039 (5)	6,921,974
		Series 2010-C1, Class A2
5,940,000	USD	4.592% due 08/10/2043 (5)(9)	6,323,644

			13,245,618

		GSR Mortgage Loan Trust Series 2006-AR1, Class 3A1
1,516,535	USD	5.157% due 01/25/2036 (5)(6)	1,344,765

		Harley-Davidson Motorcycle Trust
		Series 2009-2, Class A2
1,679,967	USD	2.000% due 07/15/2012 (5)	1,682,167
		Series 2009-4, Class A2
2,909,823	USD	1.160% due 10/15/2012 (5)	2,914,432
		Series 2006-2, Class A2
616,704	USD	5.350% due 03/15/2013 (5)	625,303

			5,221,902

		Homebanc Mortgage Trust Series 2006-2, Class A1
3,087,825	USD	0.436% due 12/25/2036 (5)(6)	2,272,759

See Notes to Financial Statements

118	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A
7,200,000	USD	1.506% due 11/17/2014 (5)(6)(9)	$7,258,620

		Indymac INDA Mortgage Loan Trust
		Series 2005-AR2, Class 3A1
6,556,734	USD	4.996% due 01/25/2036 (5)(6)	6,136,693
		Series 2006-AR1, Class A1
955,740	USD	5.686% due 08/25/2036 (5)(6)	930,198

			7,066,891

		JP Morgan Mortgage Trust
		Series 2005-A2, Class 3A2
4,280,740	USD	4.816% due 04/25/2035 (5)(6)	4,077,430
		Series 2007-A1, Class 2A2
3,600,633	USD	3.251% due 07/25/2035 (5)(6)	3,422,877
		Series 2005-A5, Class 2A2
1,925,000	USD	3.002% due 08/25/2035 (5)(6)	1,648,471
		Series 2005-A6, Class 4A1
5,446,756	USD	5.419% due 09/25/2035 (5)(6)	5,250,398
		Series 2005-A8, Class 1A1
5,541,876	USD	5.410% due 11/25/2035 (5)(6)	5,365,542
		Series 2006-S1, Class 2A6
5,970,682	USD	6.000% due 04/25/2036 (5)	5,584,555

			25,349,273

		JPMorgan Chase Commercial Mortgage Securities
		Series 2002-CIB4, Class A3
1,920,000	USD	6.162% due 05/12/2034 (5)	2,013,541
		Series 2006-LDP9, Class A3
7,110,000	USD	5.336% due 05/15/2047 (5)	7,494,151

			9,507,692

		LB-UBS Commercial Mortgage Trust
		Series 2002-C2, Class A4
8,247,000	USD	5.594% due 06/15/2031 (5)	8,737,838
		Series 2006-C7, Class A3
10,640,000	USD	5.347% due 11/15/2038 (5)	11,422,509

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	119

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		LB-UBS Commercial Mortgage Trust—Continued

		Series 2007-C1, Class A4
6,720,000	USD	5.424% due 02/15/2040 (5)	$7,209,881

			27,370,228

		MASTR Adjustable Rate Mortgages Trust Series 2006-2, Class 4A1
3,127,460	USD	4.968% due 02/25/2036 (5)(6)	2,985,869

		MASTR Alternative Loans Trust Series 2004-10, Class 4A1
2,064,785	USD	6.000% due 09/25/2019 (5)	2,101,060

		MBNA Master Credit Card Trust Series 2001-B, Class A
2,810,000	USD	0.516% due 08/15/2013 (5)(6)	2,811,165

		Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4
5,078,000	USD	5.414% due 07/12/2046 (5)(6)	5,432,111

		MLCC Mortgage Investors
		Series 2006-1, Class 2A1
4,417,520	USD	4.830% due 02/25/2036 (5)(6)	4,090,656
		Series 2007-2, Class 2A1
3,995,923	USD	5.937% due 06/25/2037 (5)(6)	3,742,264
		Series 2007-3, Class 2A2
3,183,886	USD	5.853% due 09/25/2037 (5)(6)	2,832,605

			10,665,525

		MMAF Equipment Finance Series 2009-AA, Class A2
3,860,872	USD	1.730% due 04/16/2012 (5)(9)	3,862,889

		Morgan Stanley Capital I Series 2006-T23, Class A4
2,600,000	USD	5.808% due 08/12/2041 (5)(6)	2,933,209

		Morgan Stanley Dean Witter Capital I Series 2001-TOP3, Class A4
2,753,549	USD	6.390% due 07/15/2033 (5)	2,819,730

See Notes to Financial Statements

120	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A
2,605,123	USD	6.008% due 11/25/2034 (5)(6)	$2,636,367

		Navistar Financial Dealer Note Master Trust Series 2009-1, Class A
4,070,000	USD	1.706% due 10/26/2015 (6)(9)	4,120,895

		OBP Depositor Trust Series 2010-OBP, Class A
3,580,000	USD	4.646% due 07/15/2045 (9)	3,849,705

		Residential Funding Mortgage Securities I
		Series 2006-S12, Class 3A4
1,843,203	USD	5.750% due 12/25/2036 (5)	1,825,076
		Series 2007-S2, Class A3
1,234,985	USD	6.000% due 02/25/2037 (5)	1,228,350

			3,053,426

		Small Business Administration
		Series 2005-P10B, Class 1
6,345,553	USD	4.940% due 08/10/2015 (5)	6,782,537
		Series 2006-P10A, Class 1
457,434	USD	5.408% due 02/10/2016 (5)	499,557
		Series 2007-P10A, Class 1
4,108,406	USD	5.459% due 02/10/2017 (5)	4,506,151

			11,788,245

		Structured Asset Securities Series 2004-18H, Class A5
5,320,000	USD	4.750% due 10/25/2034 (5)	5,135,425

		Thornburg Mortgage Securities Trust Series 2007-4, Class 3A1
5,803,946	USD	6.196% due 09/25/2037 (5)(6)	5,707,688

		Thornburg Mortgage Securities Trust Series 2 Series 2007-4, Class 2A1
8,781,943	USD	6.193% due 09/25/2037 (5)(6)	8,434,990

		TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A3
6,955,000	USD	6.049% due 08/15/2039 (5)(6)	7,762,266

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	121

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		Vornado DP Series 2010-FX, Class A2
2,450,000	USD	4.004% due 09/13/2020 (9)	$2,485,150

		Wachovia Mortgage Loan Trust Series 2005-B, Class 3A1
4,558,471	USD	5.126% due 10/20/2035 (5)(6)	4,381,094

		WaMu Mortgage Pass Through Certificates
		Series 2005-AR3, Class A1
4,166,607	USD	2.724% due 03/25/2035 (5)(6)	3,767,882
		Series 2005-AR5, Class A5
7,430,000	USD	2.705% due 05/25/2035 (5)(6)	6,635,113
		Series 2005-AR7, Class A2
7,160,000	USD	2.786% due 08/25/2035 (5)(6)	6,664,546
		Series 2005-AR10, Class 1A2
5,595,000	USD	2.772% due 09/25/2035 (5)(6)	5,053,379
		Series 2005-AR14, Class 1A1
3,514,261	USD	4.070% due 12/25/2035 (5)(6)	3,440,441

			25,561,361

		Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A2
4,010,000	USD	4.393% due 10/15/2057 (9)	4,130,067

		Wells Fargo Mortgage Backed Securities Series 2005-AR15, Class 1A1
9,300,560	USD	5.074% due 09/25/2035 (5)(6)	8,643,191

		Wells Fargo Mortgage Backed Securities Trust
		Series 2005-AR13, Class 4A1
5,726,901	USD	5.381% due 05/25/2035 (5)(6)	5,509,336
		Series 2005-17, Class 1A1
2,508,973	USD	5.500% due 01/25/2036 (5)	2,449,764
		Series 2006-AR6, Class 5A1
6,697,238	USD	4.976% due 03/25/2036 (5)(6)	6,332,540
		Series 2006-AR6, Class 7A1
7,718,298	USD	5.076% due 03/25/2036 (5)(6)	7,504,053
		Series 2006-13, Class A8
3,720,000	USD	6.000% due 10/25/2036 (5)	3,728,005
		Series 2006-19, Class A4
2,905,000	USD	5.250% due 12/26/2036 (5)	2,343,954

See Notes to Financial Statements

122	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		Wells Fargo Mortgage Backed Securities Trust—Continued

		Series 2007-13, Class A1
9,234,781	USD	6.000% due 09/25/2037 (5)	$9,362,669
		Series 2007-14, Class 1A1
6,629,235	USD	6.000% due 10/25/2037 (5)	6,146,544

			43,376,865

			538,168,393

		Russia—0.0%
		CityMortgage MBS Finance Series 2006-1A, Class AFL
628,662	USD	1.856% due 09/10/2033 (5)(6)(9)	474,640

		TOTAL ASSET BACKED SECURITIES (Cost $513,709,381)	538,643,033

CORPORATE BONDS—26.5%
		United States—14.2%
		Abbott Laboratories
4,350,000	USD	5.600% due 11/30/2017 (5)	5,183,625

		American Express Credit
3,810,000	USD	2.750% due 09/15/2015	3,846,896

		American Water Capital
5,110,000	USD	6.085% due 10/15/2017	5,917,942

		Anheuser-Busch Co
3,930,000	USD	5.500% due 01/15/2018 (5)	4,466,193
2,210,000	USD	6.800% due 08/20/2032 (5)	2,611,298

			7,077,491

		Anheuser-Busch InBev Worldwide
2,180,000	USD	8.000% due 11/15/2039 (9)	3,045,214

		Axis Specialty Finance
3,500,000	USD	5.875% due 06/01/2020 (5)	3,588,679

		Berkshire Hathaway Finance
4,710,000	USD	5.750% due 01/15/2040 (5)	4,950,959

		Celgene Corp
2,310,000	USD	3.950% due 10/15/2020	2,308,981

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	123

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		Charles Schwab
3,640,000	USD	4.950% due 06/01/2014	$4,066,033

		Cisco Systems
5,165,000	USD	5.500% due 01/15/2040 (5)	5,538,192

		Citigroup Inc
6,680,000	USD	6.010% due 01/15/2015	7,409,910

		Coca-Cola Co
7,830,000	USD	5.350% due 11/15/2017 (5)	9,207,422

		Comcast Corp
5,330,000	USD	6.950% due 08/15/2037 (5)	6,220,798

		Consolidated Edison
6,140,000	USD	5.850% due 04/01/2018 (5)	7,232,834

		Covidien International Finance
3,915,000	USD	4.200% due 06/15/2020 (5)	4,153,780

		CSX Corp
10,390,000	USD	5.500% due 04/15/2041 (5)	10,306,402

		Delmarva Power & Light
2,550,000	USD	6.400% due 12/01/2013 (5)	2,942,924

		Diageo Investment
3,500,000	USD	7.450% due 04/15/2035	4,511,850

		Edison International
1,700,000	USD	3.750% due 09/15/2017	1,757,712

		General Electric Capital
3,440,000	USD	6.000% due 08/07/2019	3,892,938

		Goldman Sachs
6,750,000	USD	5.375% due 03/15/2020	7,155,175

		Goodrich Corp
2,220,000	USD	3.600% due 02/01/2021 (5)	2,209,637

		Harley-Davidson Funding
3,600,000	USD	5.750% due 12/15/2014 (9)	3,882,528

		Hasbro Inc
1,640,000	USD	6.350% due 03/15/2040 (5)	1,656,251

See Notes to Financial Statements

124	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		Heinz (H.J.) Co
4,675,000	USD	5.350% due 07/15/2013 (5)	$5,173,397

		JPMorgan Chase
2,390,000	USD	3.400% due 06/24/2015	2,501,682
6,800,000	USD	4.950% due 03/25/2020	7,225,333

			9,727,015

		Metropolitan Life Global Funding I
3,500,000	USD	2.500% due 09/29/2015 (9)	3,529,277

		Morgan Stanley
6,450,000	USD	6.000% due 05/13/2014	7,101,702
3,230,000	USD	5.500% due 01/26/2020 (5)	3,368,147

			10,469,849

		National Rural Utilities Cooperative Finance
3,290,000	USD	1.900% due 11/01/2015	3,299,847

		NBC Universal
5,070,000	USD	5.150% due 04/30/2020 (5)(9)	5,512,099

		Omnicom Group
4,965,000	USD	4.450% due 08/15/2020	5,109,606

		Pfizer Inc
3,530,000	USD	5.350% due 03/15/2015 (5)	4,098,235

		PNC Funding
3,400,000	USD	5.125% due 02/08/2020	3,696,820

		Procter & Gamble
4,100,000	USD	4.700% due 02/15/2019 (5)	4,640,454

		Renre North America Holdings
3,330,000	USD	5.750% due 03/15/2020 (5)	3,466,970

		Roche Holdings
4,320,000	USD	5.000% due 03/01/2014 (5)(9)	4,848,915

		SC Johnson & Son
8,790,000	USD	4.800% due 09/01/2040 (5)(9)	8,291,176

		Sempra Energy
6,830,000	USD	6.500% due 06/01/2016 (5)	8,249,110

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	125

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		Time Warner Cable
8,030,000	USD	6.750% due 07/01/2018 (5)	$9,650,952

		UnitedHealth Group
3,620,000	USD	6.875% due 02/15/2038 (5)	4,213,148

		University of Notre Dame
1,750,000	USD	4.900% due 03/01/2041	1,759,552

		Valero Energy
3,460,000	USD	7.500% due 04/15/2032 (5)	3,749,630

		Validus Holdings
5,850,000	USD	8.875% due 01/26/2040 (5)	6,317,345

		Wal-Mart Stores
6,260,000	USD	4.875% due 07/08/2040	6,163,001

			230,030,571

		United Kingdom—2.2%
		Anglo American Capital
4,769,000	USD	9.375% due 04/08/2014 (5)(9)	5,862,079

		AstraZeneca PLC
1,650,000	USD	5.900% due 09/15/2017 (5)	1,970,300

		Barclays Bank
6,730,000	USD	2.500% due 09/21/2015 (9)	6,786,586
2,930,000	USD	5.125% due 01/08/2020	3,179,929

			9,966,515

		Diageo Capital
1,680,000	USD	5.750% due 10/23/2017	1,988,545

		HSBC Bank
1,660,000	USD	3.500% due 06/28/2015 (9)	1,759,631

		Royal Bank Of Scotland
7,410,000	USD	3.950% due 09/21/2015	7,643,289

		Vodafone Group
6,110,000	USD	5.000% due 09/15/2015 (5)	6,932,473

			36,122,832

See Notes to Financial Statements

126	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		France—2.1%
		BNP Paribas Home Loan Covered Bonds
12,130,000	USD	2.200% due 11/02/2015 (9)	$12,211,975

		Cie de Financement Foncier
5,400,000	USD	2.125% due 04/22/2013 (9)	5,517,455
4,300,000	USD	2.500% due 09/16/2015 (9)	4,363,786

			9,881,241

		Dexia Credit Local
8,450,000	USD	2.000% due 03/05/2013 (9)	8,559,951

		Lafarge SA
4,265,000	USD	7.125% due 07/15/2036 (5)	4,265,862

			34,919,029

		Supranational—2.0%
		Asian Development Bank
9,090,000	AUD	6.000% due 01/20/2015	9,049,006

		International Bank for Reconstruction & Development
15,750,000	AUD	5.500% due 10/21/2014	15,446,209
8,860,000	AUD	5.750% due 10/21/2019	8,642,995

			24,089,204

			33,138,210

		Netherlands—1.6%
		Koninklijke Philips Electronics
3,120,000	USD	6.875% due 03/11/2038 (5)	3,871,568

		Rabobank Nederland
12,060,000	USD	2.125% due 10/13/2015	12,171,290

		Shell International Finance
4,730,000	USD	3.100% due 06/28/2015 (5)	5,021,259
3,645,000	USD	6.375% due 12/15/2038 (5)	4,465,810

			9,487,069

			25,529,927

		Canada—1.3%
		Bank of Nova Scotia
12,150,000	USD	1.650% due 10/29/2015 (9)	12,118,379

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	127

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Canada—Continued

		CDP Financial
5,840,000	USD	4.400% due 11/25/2019 (5)(9)	$6,236,110

		Potash Corp of Saskatchewan
2,650,000	USD	5.875% due 12/01/2036	2,808,727

			21,163,216

		Australia—1.2%
		BHP Billiton Finance
4,280,000	USD	5.400% due 03/29/2017	4,915,636

		Rio Tinto Finance
6,685,000	USD	5.875% due 07/15/2013 (5)	7,566,611

		Westpac Banking
6,420,000	USD	3.000% due 08/04/2015	6,642,504

			19,124,751

		Hong Kong—0.6%
		Hutchison Whampoa International
8,300,000	USD	5.750% due 09/11/2019 (9)	9,214,220

		Brazil—0.4%
		Petrobras International Finance
4,300,000	USD	5.875% due 03/01/2018 (5)	4,830,689
1,630,000	USD	6.875% due 01/20/2040 (5)	1,894,197

			6,724,886

		Germany—0.4%
		Deutsche Telekom International Finance
5,820,000	USD	4.875% due 07/08/2014 (5)	6,459,490

		Norway—0.3%
		Statoil ASA
5,120,000	USD	3.125% due 08/17/2017 (5)	5,268,465

		Switzerland—0.2%
		Credit Suisse New York
2,840,000	USD	4.375% due 08/05/2020	2,927,767

		TOTAL CORPORATE BONDS (Cost $405,741,528)	430,623,364

See Notes to Financial Statements

128	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—20.0%
		Federal Home Loan Mortgage Corporation
38,703,116	USD	6.500% due 05/01/2022-12/01/2038	$42,759,867
824,716	USD	2.826% due 09/01/2035 (6)	861,935
1,169,921	USD	3.152% due 04/01/2036 (6)	1,224,632

			44,846,434

		Federal National Mortgage Association Corporation
16,600,000	USD	0.750% due 12/18/2013	16,638,761
1,719,717	USD	2.746% due 11/01/2035 (6)	1,802,177
4,060,218	USD	5.475% due 02/01/2036-06/01/2037 (6)	4,309,311
22,628,658	USD	6.000% due 06/01/2036-02/01/2038	24,618,598
5,464,444	USD	5.709% due 12/01/2037 (6)	5,814,373

			53,183,220

		Federal National Mortgage Association Corporation TBA
12,460,000	USD	4.500% due 11/01/2025	13,180,337

		Government National Mortgage Association
14,046,596	USD	6.000% due 07/15/2034-09/15/2038	15,491,177

		U.S. Treasury Bonds
11,620,000	USD	5.250% due 02/15/2029	14,232,687
4,280,000	USD	3.500% due 02/15/2039	3,919,543
4,120,000	USD	4.250% due 05/15/2039	4,300,893
6,085,000	USD	4.500% due 08/15/2039	6,618,387
48,720,100	USD	4.375% due 11/15/2039-05/15/2040	51,898,499

			80,970,009

		U.S. Treasury Notes
7,310,000	USD	1.000% due 04/30/2012	7,387,976
3,500,000	USD	0.625% due 07/31/2012	3,518,466
8,310,000	USD	1.750% due 04/15/2013	8,582,036
4,770,000	USD	1.375% due 05/15/2013	4,885,129
9,868,300	USD	1.125% due 06/15/2013	10,046,393
2,924,800	USD	1.250% due 08/31/2015-09/30/2015	2,939,419
16,920,000	USD	3.625% due 02/15/2020	18,475,845
42,274,000	USD	3.500% due 05/15/2020	45,599,991

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	129

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued
		U.S. Treasury Notes—Continued

15,857,100	USD	2.625% due 08/15/2020	$15,874,448

			117,309,703

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $312,984,943)	324,980,880

FOREIGN GOVERNMENT AND AGENCY BONDS—16.9%
		Brazil—5.4%
		Brazil Notas do Tesouro Nacional, Series F
151,110,000	BRL	10.000% due 01/01/2012	87,386,722

		Canada—4.2%
		Canadian Government Bond
6,790,000	CAD	1.750% due 03/01/2013	6,699,058
61,650,000	CAD	2.500% due 06/01/2015	62,131,159

			68,830,217

		Poland—2.5%
		Poland Government Bond
109,153,000	PLN	6.250% due 10/24/2015	39,938,796

		Mexico—2.4%
		Mexican Bonos
361,500,000	MXN	10.000% due 12/05/2024	39,420,129

		Australia—1.6%
		Australian Government Bond
10,399,000	AUD	6.250% due 04/15/2015	10,705,914
17,340,000	AUD	4.500% due 04/15/2020	16,087,293

			26,793,207

		Qatar—0.5%
		State of Qatar
7,570,000	USD	4.000% due 01/20/2015 (5)(9)	8,014,738

		Norway—0.3%
		Kommunalbanken AS
3,920,000	USD	2.750% due 05/05/2015 (9)	4,140,257

		TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS (Cost $261,024,857)	274,524,066

See Notes to Financial Statements

130	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
MUNICIPAL OBLIGATION—0.1%
		United States—0.1%
		State of Illinois, General Obligation Unlimited
1,720,000	USD	4.071% due 01/01/2014 (Cost $1,720,000)	$1,775,573

REPURCHASE AGREEMENT—4.9%
		United States—4.9%
79,015,798	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/29/2010, due 11/01/2010, with maturity value of $79,015,930 and an effective yield of 0.02%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.375%-4.625%, maturities ranging from 09/15/2012-10/25/2012, and an aggregate fair market value of $80,596,806. (Cost $79,015,798)	79,015,798

		TOTAL INVESTMENTS—101.5% (Cost $1,574,196,507)	1,649,562,714
		OTHER ASSETS AND LIABILITIES—(1.5)%	(23,941,986)

		TOTAL NET ASSETS—100.0%	$1,625,620,728

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $1,575,501,480.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	131

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2010

Artio Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/07/10	Westpac Banking	AUD	23,563,310	22,984,996	22,916,328	$68,668
12/13/10	Deutsche Bank AG London	CAD	16,450,000	16,113,289	16,119,491	(6,202)
12/23/10	JPMorgan Chase Bank N.A.	EUR	38,200,000	53,132,750	50,947,722	2,185,028
11/29/10	Standard Chartered Bank	TWD	450,370,000	14,714,560	14,822,116	(107,556)

Net unrealized appreciation on forward foreign exchange contracts to buy						$2,139,938

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/07/10	Westpac Banking	AUD	21,269,175	20,747,165	20,554,866	$(192,299)
12/02/10	Credit Suisse	BRL	56,540,000	33,049,092	31,477,564	(1,571,528)
12/02/10	Deutsche Bank AG London	BRL	91,289,799	53,361,248	50,835,171	(2,526,077)
12/13/10	Deutsche Bank AG London	CAD	45,757,957	44,821,349	45,134,130	312,781
12/23/10	JPMorgan Chase Bank N.A.	EUR	38,200,000	53,132,750	52,712,753	(419,997)
11/15/10	Credit Suisse	PLN	119,225,669	41,794,120	41,952,064	157,944

Net unrealized depreciation on forward foreign exchange contracts to sell						$(4,239,176)

Glossary of Currencies

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
MXN	— Mexican Peso
PLN	— Polish Zloty
TWD	— New Taiwan Dollar
USD	— United States Dollar

See Notes to Financial Statements

132	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio Total Return Bond Fund

At October 31, 2010, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Asset Backed Securities	33.1%	$538,643,033
Corporate Bonds	26.5	430,623,364
U.S. Government and Agency Obligations	20.0	324,980,880
Foreign Government and Agency Bonds	16.9	274,524,066
Municipal Obligation	0.1	1,775,573
Short-term Investment	4.9	79,015,798

Total Investments	101.5	1,649,562,714
Other Assets and Liabilities (Net)	(1.5)	(23,941,986)

Net Assets	100.0%	$1,625,620,728

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	133

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—73.0%†
		United States—51.5%
		ABN Amro NA
15,045,000	USD	6.523% due 12/29/2049 (5)(6)(9)	$13,239,600

		Activant Solutions
13,368,000	USD	9.500% due 05/01/2016 (5)	12,916,830

		AES Corp
3,635,000	USD	9.750% due 04/15/2016 (5)	4,243,863
21,750,000	USD	8.000% due 06/01/2020 (5)	24,523,125

			28,766,988

		Alere Inc
5,530,000	USD	9.000% due 05/15/2016 (5)	5,930,925

		Alliant Techsystems
11,725,000	USD	6.750% due 04/01/2016 (5)	12,223,312

		Allison Transmission
16,830,000	USD	11.000% due 11/01/2015 (5)(9)	18,344,700
6,849,720	USD	11.250% due 11/01/2015 (5)(9)	7,457,633

			25,802,333

		Aramark Corp
20,605,000	USD	3.966% due 02/01/2015 (5)(6)	19,317,187

		Arch Coal
17,474,000	USD	8.750% due 08/01/2016 (5)(9)	19,701,935
2,520,000	USD	7.250% due 10/01/2020 (5)	2,772,000

			22,473,935

		Asbury Automotive
6,980,000	USD	8.000% due 03/15/2014 (5)	7,119,600
6,190,000	USD	7.625% due 03/15/2017 (5)	6,097,150

			13,216,750

		ATP Oil & Gas
40,240,000	USD	11.875% due 05/01/2015 (5)(9)	36,920,200

		Avis Budget Car Rental
5,955,000	USD	8.250% due 01/15/2019 (5)(9)	6,044,325

		Boise Paper Holdings
1,140,000	USD	9.000% due 11/01/2017 (5)	1,248,300

		Calpine Corp
3,775,000	USD	7.250% due 10/15/2017 (5)(9)	3,944,875

See Notes to Financial Statements

134	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		Calpine Corp—Continued

8,910,000	USD	7.875% due 07/31/2020 (5)(9)	$9,377,775
15,340,000	USD	7.500% due 02/15/2021 (5)(9)	15,781,025

			29,103,675

		Capital One Capital III
5,091,000	USD	7.686% due 08/15/2036	5,218,275

		Carrizo Oil & Gas
17,540,000	USD	8.625% due 10/15/2018 (5)(9)	17,846,950

		Casella Waste Systems
18,405,000	USD	9.750% due 02/01/2013 (5)	18,612,056
5,780,000	USD	11.000% due 07/15/2014 (5)	6,423,025

			25,035,081

		Chesapeake Energy
1,215,000	USD	6.875% due 08/15/2018 (5)	1,290,938
3,645,000	USD	6.625% due 08/15/2020	3,877,369

			5,168,307

		Citigroup Capital XXI, Multi-Coupon
7,505,000	USD	8.300% due 12/21/2057 (5)(6)	7,889,631

		Clear Channel Worldwide, Series A
9,015,000	USD	9.250% due 12/15/2017 (5)	9,781,275

		Clear Channel Worldwide, Series B
29,567,000	USD	9.250% due 12/15/2017 (5)	32,449,782

		Cloud Peak Energy Resources
21,195,000	USD	8.250% due 12/15/2017 (5)	23,155,537
10,845,000	USD	8.500% due 12/15/2019 (5)	11,983,725

			35,139,262

		Delta Air Lines
8,916,000	USD	9.500% due 09/15/2014 (5)(9)	9,852,180

		DineEquity Inc
21,990,000	USD	9.500% due 10/30/2018 (5)(9)	23,529,300

		DPH Holdings
1,500,000	USD	6.550% due 06/15/2006 (4)(5)(7)	52,969

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	135

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		Dresdner Funding Trust I
6,255,000	USD	8.151% due 06/30/2031 (5)(9)	$5,926,613

		E*Trade Financial
6,685,000	USD	12.500% due 11/30/2017 (5)	7,771,313

		El Paso
4,000,000	USD	8.050% due 10/15/2030	4,311,748
19,119,000	USD	7.800% due 08/01/2031 (5)	20,551,166

			24,862,914

		Energy Future Holdings
14,355,000	USD	10.000% due 01/15/2020 (5)(9)	15,107,231

		Entravision Communications
11,365,000	USD	8.750% due 08/01/2017 (5)(9)	12,231,581

		Exide Technologies, Series B
27,410,000	USD	10.500% due 03/15/2013 (5)	28,129,512

		Ford Motor Credit
6,870,000	USD	7.000% due 04/15/2015	7,599,814
3,200,000	USD	8.000% due 12/15/2016	3,750,307
17,145,000	USD	8.125% due 01/15/2020	21,001,528

			32,351,649

		Frontier Communications
14,400,000	USD	8.750% due 04/15/2022	16,812,000
16,715,000	USD	9.000% due 08/15/2031 (5)	18,720,800

			35,532,800

		General Motors
2,240,000	USD	7.125% due 07/15/2013 (5)(7)	795,200
7,200,000	USD	8.800% due 03/01/2021 (7)	2,502,000
35,495,000	USD	8.250% due 07/15/2023 (5)(7)	12,600,725
2,485,000	USD	8.100% due 06/15/2024 (5)(7)	857,325
2,415,000	EUR	8.375% due 07/05/2033 (7)	1,092,389
3,550,000	USD	8.375% due 07/15/2033 (7)	1,295,750
3,460,000	USD	7.375% due 05/23/2048 (5)(7)	1,176,400

			20,319,789

		GMAC Inc
12,195,000	USD	8.000% due 03/15/2020 (9)	13,505,962

See Notes to Financial Statements

136	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		HCA Inc
2,864,000	USD	7.190% due 11/15/2015 (5)	$2,828,200
3,859,000	USD	7.250% due 09/15/2020 (5)	4,240,076

			7,068,276

		Headwaters Inc
25,056,000	USD	11.375% due 11/01/2014 (5)	27,279,720

		Hertz Corp
10,870,000	EUR	7.875% due 01/01/2014 (5)	15,469,266
6,695,000	USD	7.500% due 10/15/2018 (5)(9)	6,929,325

			22,398,591

		IASIS Healthcare Capital
11,449,000	USD	8.750% due 06/15/2014 (5)	11,778,159

		IMS Health
23,890,000	USD	12.500% due 03/01/2018 (5)(9)	28,130,475

		ING Capital
14,215,000	USD	8.439% due 12/29/2049 (5)(6)	13,717,475

		Interactive Data
14,230,000	USD	10.250% due 08/01/2018 (5)(9)	15,635,212

		International Lease Finance
9,250,000	USD	8.625% due 09/15/2015 (9)	10,429,375
10,330,000	USD	8.750% due 03/15/2017 (9)	11,776,200
4,245,000	USD	8.875% due 09/01/2017	4,871,138

			27,076,713

		Inverness Medical Innovations
5,715,000	USD	7.875% due 02/01/2016 (5)	6,015,038

		JP Morgan Chase Capital XX, Series T
2,460,000	USD	6.550% due 09/29/2036 (5)	2,393,477

		K Hovnanian Enterprises
7,740,000	USD	6.250% due 01/15/2016 (5)	5,301,900
2,985,000	USD	10.625% due 10/15/2016 (5)	3,052,163
13,730,000	USD	8.625% due 01/15/2017 (5)	9,508,025

			17,862,088

		KB Home
3,910,000	USD	5.875% due 01/15/2015 (5)	3,807,363

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	137

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		KB Home—Continued

9,420,000	USD	9.100% due 09/15/2017 (5)	$9,843,900

			13,651,263

		Knight Ridder
5,530,000	USD	7.150% due 11/01/2027 (5)	3,152,100

		Landry’s Restaurant
14,320,000	USD	11.625% due 12/01/2015 (5)	15,429,800

		Level 3 Financing
8,782,000	USD	4.344% due 02/15/2015 (5)(6)	7,420,790
28,500,000	USD	10.000% due 02/01/2018 (5)	27,431,250

			34,852,040

		MacDermid Inc
25,265,000	USD	9.500% due 04/15/2017 (5)(9)	27,096,712

		Marquette Transportation
24,700,000	USD	10.875% due 01/15/2017 (5)(9)	26,058,500

		Merge Healthcare
15,145,000	USD	11.750% due 05/01/2015 (5)(9)	15,940,112

		Meritage Homes
9,855,000	USD	7.731% due 04/30/2017 (5)(9)	9,041,963

		MetroPCS Wireless
2,390,000	USD	7.875% due 09/01/2018 (5)	2,575,225

		Mirant Americas Generation
3,555,000	USD	8.500% due 10/01/2021 (5)	3,501,675
35,242,650	USD	9.125% due 05/01/2031 (5)	33,656,731

			37,158,406

		Momentive Performance Materials
8,715,000	USD	9.000% due 01/15/2021 (5)(9)	9,063,600
15,585,000	EUR	9.500% due 01/15/2021 (5)(9)	22,197,332

			31,260,932

		Montana Re
3,025,000	USD	10.043% due 12/07/2012 (4)(6)(9)	3,072,190

		NES Rentals Holdings
6,115,000	USD	12.250% due 04/15/2015 (5)(9)	4,876,713

See Notes to Financial Statements

138	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		New Albertsons
5,942,000	USD	7.750% due 06/15/2026	$4,961,570
4,420,000	USD	6.625% due 06/01/2028	3,303,950
10,825,000	USD	7.450% due 08/01/2029 (5)	8,822,375
9,290,000	USD	8.700% due 05/01/2030 (5)	8,244,875

			25,332,770

		NewMarket Corp
7,675,000	USD	7.125% due 12/15/2016 (5)	7,866,875

		NRG Energy
9,515,000	USD	7.375% due 01/15/2017 (5)	9,943,175

		Plains Exploration & Production
9,025,000	USD	10.000% due 03/01/2016 (5)	10,344,906
22,885,000	USD	8.625% due 10/15/2019 (5)	25,516,775
8,150,000	USD	7.625% due 04/01/2020 (5)	8,822,375

			44,684,056

		PNC Preferred Funding Trust I
8,980,000	USD	6.517% due 12/31/2049 (5)(6)(9)	6,984,366

		Reynolds Group Issuer
1,230,000	USD	7.125% due 04/15/2019 (5)(9)	1,288,425
13,155,000	USD	9.000% due 04/15/2019 (5)(9)	13,730,531

			15,018,956

		Rite Aid
7,310,000	USD	10.375% due 07/15/2016 (5)	7,812,563
22,535,000	USD	10.250% due 10/15/2019 (5)	24,112,450

			31,925,013

		SandRidge Energy
11,210,000	USD	8.625% due 04/01/2015 (5)	11,518,275
6,735,000	USD	8.000% due 06/01/2018 (5)(9)	6,768,675
14,122,000	USD	8.750% due 01/15/2020 (5)(9)	14,757,490

			33,044,440

		Sanmina-SCI Corp
23,364,000	USD	3.042% due 06/15/2014 (5)(6)(9)	22,312,620

		Sears Holdings
1,225,000	USD	6.625% due 10/15/2018 (5)(9)	1,228,063

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	139

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		Spectrum Brands
2,515,000	USD	9.500% due 06/15/2018 (5)(9)	$2,796,366

		Stanadyne Corp
9,605,000	USD	12.000% due 02/15/2015 (5)(8)	8,740,550

		Stanadyne Corp, Series 1
8,135,000	USD	10.000% due 08/15/2014 (4)(5)	8,094,325

		Standard Pacific
3,595,000	USD	7.000% due 08/15/2015 (5)	3,541,075
31,080,000	USD	10.750% due 09/15/2016 (5)	35,120,400

			38,661,475

		Successor X
5,850,000	USD	0.019% due 12/09/2010 (4)(6)(9)	5,733,910

		SunGard Data Systems
1,605,000	USD	9.125% due 08/15/2013 (5)	1,651,144
20,255,000	USD	10.625% due 05/15/2015 (5)	22,736,237

			24,387,381

		Toys R Us
1,650,000	USD	7.375% due 10/15/2018 (5)	1,608,750

		Toys R Us Property
23,535,000	USD	10.750% due 07/15/2017 (5)	27,006,412

		Travelport LLC
24,800,000	USD	4.921% due 09/01/2014 (5)(6)	23,560,000
9,500,000	EUR	5.513% due 09/01/2014 (5)(6)	12,362,664

			35,922,664

		Tutor Perini
3,370,000	USD	7.625% due 11/01/2018 (5)(9)	3,437,400

		United Air Lines
25,050,000	USD	9.875% due 08/01/2013 (5)(9)	27,680,250

		United Rentals North America
30,194,000	USD	9.250% due 12/15/2019 (5)	33,666,310
11,090,000	USD	8.375% due 09/15/2020 (5)	11,311,800

			44,978,110

		Universal Hospital Services
22,418,000	USD	4.134% due 06/01/2015 (5)(6)	20,288,290

See Notes to Financial Statements

140	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		Universal Hospital Services—Continued

860,000	USD	8.500% due 06/01/2015 (5)	$900,850

			21,189,140

		Vanguard Health
28,430,000	USD	8.000% due 02/01/2018 (5)	30,100,262

		Verso Paper, Series B
5,500,000	USD	4.216% due 08/01/2014 (5)(6)	4,963,750
8,415,000	USD	9.125% due 08/01/2014 (5)	8,709,525
24,415,000	USD	11.375% due 08/01/2016 (5)	23,621,512

			37,294,787

		Visant Corp
12,970,000	USD	10.000% due 10/01/2017 (5)(9)	13,845,475

		WCA Waste
7,325,000	USD	9.250% due 06/15/2014 (5)	7,618,000

		Wells Fargo Capital XIII, Multi-Coupon
4,650,000	USD	7.700% due 12/29/2049 (5)(6)	4,847,625

		Windstream Corp
21,470,000	USD	7.875% due 11/01/2017 (5)	23,563,325
2,400,000	USD	8.125% due 09/01/2018 (5)(9)	2,598,000
3,100,000	USD	7.750% due 10/15/2020 (5)(9)	3,301,500

			29,462,825

		Wyle Services
25,835,000	USD	10.500% due 04/01/2018 (5)(9)	25,770,412

			1,595,944,369

		Canada—4.2%
		Air Canada
19,355,088	USD	9.250% due 08/01/2015 (5)(9)	20,274,455
10,042,642	USD	12.000% due 02/01/2016 (5)(9)	10,519,667

			30,794,122

		Garda World Security
13,975,000	USD	9.750% due 03/15/2017 (5)(9)	14,953,250

		Great Canadian Gaming
13,880,000	USD	7.250% due 02/15/2015 (5)(9)	14,227,000

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	141

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Canada—Continued

		Patheon Inc
23,242,000	USD	8.625% due 04/15/2017 (5)(9)	$24,229,785

		Postmedia Network
1,830,000	USD	12.500% due 07/15/2018 (5)(9)	2,058,750

		Reliance Intermediate
12,950,000	USD	9.500% due 12/15/2019 (5)(9)	13,824,125

		Telesat Canada
9,430,000	USD	11.000% due 11/01/2015 (5)	10,632,325
16,347,000	USD	12.500% due 11/01/2017 (5)	19,371,195

			30,003,520

			130,090,552

		United Kingdom—4.2%
		Barclays Bank
4,126,000	USD	5.926% due 09/29/2049 (5)(6)(9)	3,919,700

		Barclays Bank, Series 1
6,870,000	USD	6.278% due 12/29/2049 (4)(5)(6)	6,328,987

		Channel Link Enterprises
33,345,000	EUR	2.261% due 06/30/2012 (6)	37,359,707

		EC Finance
7,390,000	EUR	9.750% due 08/01/2017 (5)(9)	11,159,662

		HBOS Capital Funding
14,650,000	USD	6.071% due 06/29/2049 (5)(6)(9)	13,331,500

		Intelsat Bermuda
390	USD	11.500% due 02/04/2017 (5)	424

		Intelsat Intermediate
15,419,000	USD	9.500% due 02/01/2015 (5)(6)(8)	16,112,855

		Intelsat Jackson Holdings
17,485,000	USD	8.500% due 11/01/2019 (5)(9)	19,189,787

		Intelsat Luxembourg
7,250,000	USD	11.250% due 02/04/2017 (5)	7,802,812

		LBG Capital No. 1
1,520,000	EUR	6.439% due 05/23/2020	1,893,405

See Notes to Financial Statements

142	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United Kingdom—Continued

		LBG Capital No. 2
9,255,000	EUR	6.385% due 05/12/2020	$11,528,593

			128,627,432

		Netherlands—2.6%
		BLT Finance
7,432,000	USD	7.500% due 05/15/2014 (5)	5,834,596

		DTEK Finance
10,985,000	USD	9.500% due 04/28/2015 (9)	11,465,594

		Hertz Holdings
9,510,000	EUR	8.500% due 07/31/2015 (5)(9)	14,096,360

		Impress Holdings
1,320,000	USD	3.414% due 09/15/2013 (5)(6)(9)	1,320,000
1,670,000	EUR	4.110% due 09/15/2013 (5)(6)	2,327,211

			3,647,211

		Sensata Technologies
2,574,000	USD	8.000% due 05/01/2014 (5)	2,670,525
19,835,000	EUR	9.000% due 05/01/2016 (5)	29,124,704

			31,795,229

		Ziggo Bond
8,456,000	EUR	8.000% due 05/15/2018 (5)(9)	12,210,401

			79,049,391

		Germany—2.0%
		OXEA Finance
715,000	EUR	9.625% due 07/15/2017 (5)	1,092,163
9,740,000	EUR	9.625% due 07/15/2017 (5)(9)	14,877,855

			15,970,018

		UPC Germany GmbH
30,845,000	EUR	8.125% due 12/01/2017 (5)(9)	45,076,577

			61,046,595

		Italy—1.4%
		Wind Acquisition Finance
2,650,000	EUR	11.750% due 07/15/2017 (5)(9)	4,149,304
6,300,000	USD	11.750% due 07/15/2017 (5)(9)	7,213,500

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	143

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Italy—Continued
		Wind Acquisition Finance—Continued

4,635,000	EUR	11.750% due 07/15/2017 (5)	$7,257,367

			18,620,171

		Wind Acquisition Holdings Finance
5,911,000	EUR	12.250% due 07/15/2017 (5)	9,304,323
10,725,297	EUR	12.250% due 07/15/2017 (5)(9)	16,878,343

			26,182,666

			44,802,837

		Ireland—1.4%
		Allied Irish Banks
7,318,000	EUR	12.500% due 06/25/2019	8,964,019

		Ardagh Glass Finance
16,195,000	EUR	7.125% due 06/15/2017 (5)	21,131,439
855,000	EUR	8.750% due 02/01/2020 (5)(9)	1,189,989

			22,321,428

		Ardagh Packaging Finance
735,000	USD	7.375% due 10/15/2017 (5)(9)	782,775

		ATLAS VI Capital
2,715,000	EUR	10.386% due 04/06/2013 (4)(6)(9)	3,889,643

		Bank of Ireland
5,820,000	GBP	9.250% due 09/07/2020 (5)(6)	8,314,928

			44,272,793

		Brazil—1.3%
		CESP Companhia Energetica Sao Paulo
10,270,000	BRL	9.750% due 01/15/2015 (4)(9)	7,732,034
17,281,000	BRL	9.750% due 01/15/2015 (4)	13,010,445

			20,742,479

		Fibria Overseas Finance
1,578,000	USD	7.500% due 05/04/2020 (5)	1,708,185
7,700,000	USD	7.500% due 05/04/2020 (5)(9)	8,335,250

			10,043,435

See Notes to Financial Statements

144	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Brazil—Continued

		Suzano Trading
8,540,000	USD	5.875% due 01/23/2021 (9)	$8,625,400

			39,411,314

		Indonesia—1.1%
		Berau Capital Resources, Series 1
14,155,000	USD	12.500% due 07/08/2015 (5)(9)	16,366,719

		GT 2005 Bonds, Multi-Coupon
18,645,000	USD	5.000% due 07/21/2014 (5)(8)	17,269,931

			33,636,650

		Czech Republic—1.0%
		CET 21 SPOL
21,130,000	EUR	9.000% due 11/01/2017 (5)(9)	30,217,476

		Norway—0.8%
		Trico Shipping
31,239,065	USD	13.875% due 11/01/2014 (5)(6)(9)	26,084,619

		Russia—0.5%
		Evraz Group
550,000	USD	8.875% due 04/24/2013 (5)	588,500
2,295,000	USD	8.250% due 11/10/2015 (5)(9)	2,458,519
4,455,000	USD	8.250% due 11/10/2015 (5)	4,789,125
7,905,000	USD	9.500% due 04/24/2018 (5)	8,962,294

			16,798,438

		France—0.5%
		Europcar Group
1,115,000	EUR	4.399% due 05/15/2013 (5)(6)	1,482,024
4,835,000	EUR	4.399% due 05/15/2013 (5)(6)(9)	6,426,532
1,200,000	EUR	8.125% due 05/15/2014 (5)(9)	1,699,388
3,385,000	EUR	8.125% due 05/15/2014 (5)	4,793,690

			14,401,634

		Switzerland—0.3%
		Sunrise Communications International
2,960,000	CHF	7.000% due 12/31/2017 (5)(9)	3,143,336
1,760,000	EUR	7.000% due 12/31/2017 (5)(9)	2,535,303

			5,678,639

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	145

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Switzerland—Continued

		UBS AG
2,785,000	EUR	4.280% due 04/29/2049 (5)(6)	$3,585,451

			9,264,090

		Mexico—0.1%
		MultiCat Mexico 2009, Series B
1,965,000	USD	10.250% due 10/19/2012 (4)(6)(9)	2,096,851

		MultiCat Mexico 2009, Series C
1,965,000	USD	10.250% due 10/19/2012 (4)(6)(9)	2,096,852

			4,193,703

		Greece—0.1%
		Hellas Telecommunications
7,029,340	EUR	4.835% due 10/15/2012 (5)(6)(7)	2,421,400

		Sweden—0.0%
		TVN Finance
115,000	EUR	10.750% due 11/15/2017 (5)	181,665

		TOTAL CORPORATE BONDS (Cost $2,099,973,123)	2,260,444,958

BANK LOANS—16.6%
		United States—13.4%
		Allison Transmission
2,251,394	USD	3.028% due 08/07/2014 (6)	2,165,359

		Astoria Generating
19,525,578	USD	4.040% due 08/23/2013 (6)	19,297,773

		CIT Group
14,856,201	USD	6.250% due 08/11/2015 (6)	15,133,210

		Coinmach Corp
4,937,186	USD	3.305% due 11/14/2014 (6)	4,313,866
21,092,468	USD	3.350% due 11/20/2014 (6)	18,455,909

			22,769,775

		Ford Motor
1,115,434	USD	1.328% due 11/30/2013 (6)(13)	1,079,957
1,954,383	USD	3.028% due 12/16/2013 (6)	1,932,091

See Notes to Financial Statements

146	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
BANK LOANS—Continued
		United States—Continued
		Ford Motor—Continued

20,575,311	USD	3.038% due 12/16/2013 (6)	$20,402,355

			23,414,403

		Gate Gourmet Borrower
10,813,770	USD	2.789% due 05/22/2013 (6)	10,191,979
3,149,080	EUR	3.380% due 05/22/2013 (6)	4,156,439
8,715,092	USD	2.789% due 05/31/2013 (6)	8,213,974

			22,562,392

		Global Brass & Copper
29,585,000	USD	10.250% due 07/29/2015 (6)	29,511,038

		Hawker Beechcraft Acquisition
11,937,841	USD	2.264% due 03/26/2014 (6)	10,029,649
748,276	USD	2.289% due 03/26/2014 (6)	628,669

			10,658,318

		HCA Inc
4,867,136	USD	2.539% due 11/18/2013 (6)	4,768,762

		HHI Holding
24,027,500	USD	9.750% due 03/30/2015 (6)	24,387,913

		High Plains Broadcasting
4,077,412	USD	9.000% due 09/14/2016 (6)	4,072,282

		Inverness Medical
6,714,216	USD	4.505% due 06/26/2015 (6)	6,519,087

		Landry’s Restaurant
4,145,995	USD	8.256% due 11/30/2013 (6)	4,164,133

		N.E.W. Holdings I LLC
29,355,000	USD	9.500% due 03/22/2017 (6)	29,036,997

		Newport Television
14,870,107	USD	9.000% due 09/14/2016 (6)	14,851,400

		Six Flags Theme Parks
33,155,000	USD	9.500% due 10/08/2016 (6)	34,370,694

		Spectrum Brands
23,892,537	USD	8.000% due 06/16/2016 (6)	24,407,731

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	147

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
BANK LOANS—Continued
		United States—Continued

		Swift Transportation
40,897,605	USD	8.250% due 05/10/2014 (6)	$40,284,141

		Texas Competitive Electric
29,265,801	USD	3.756% due 10/10/2014 (6)	23,024,869
8,180,885	USD	3.923% due 10/10/2014 (6)	6,436,311

			29,461,180

		Univision Communications
25,148,078	USD	4.505% due 03/31/2017 (6)	23,762,897

		Visteon Corp
28,785,000	USD	8.500% due 09/01/2017 (6)	29,054,859

			414,654,344

		United Kingdom—1.5%
		Ineos Holdings
33,405,192	EUR	9.001% due 12/16/2015 (6)	46,714,191

		Germany—1.0%
		Kabel Deutschland
21,555,342	EUR	7.983% due 11/18/2014 (6)	30,425,747

		Netherlands—0.5%
		Sensata Technologies
3,347,447	EUR	3.043% due 04/26/2013 (6)	4,509,890

		UPC Broadband
9,369,000	EUR	2.623% due 10/16/2011 (6)	12,356,008

			16,865,898

		Canada—0.1%
		Postmedia Network
3,400,000	USD	Zero Coupon due 07/13/2016 (6)	3,459,500

		Progressive Moulded Products
1,396,007	USD	Zero Coupon due 08/16/2011 (4)(6)(7)	6,987

			3,466,487

		Norway—0.1%
		Trico Shipping
1,469,000	USD	13.500% due 09/21/2017 (6)	1,469,000

		TOTAL BANK LOANS (Cost $490,855,682)	513,595,667

See Notes to Financial Statements

148	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—3.1%
		Brazil—1.5%
		Brazil Notas do Tesouro Nacional, Series F
35,615,000	BRL	10.000% due 01/01/2012	$20,596,109
46,435,000	BRL	10.000% due 01/01/2013	26,325,757

			46,921,866

		Indonesia—1.0%
		Indonesia Treasury Bond
72,117,000,000	IDR	9.000% due 09/15/2013	8,659,043
41,600,000,000	IDR	9.000% due 09/15/2018	5,161,826
117,200,000,000	IDR	10.000% due 09/15/2024	15,413,711

			29,234,580

		Ghana—0.4%
		Ghana Government Bond
4,400,000	GHS	14.470% due 12/15/2011 (4)	3,136,457
6,500,000	GHS	15.000% due 12/10/2012 (4)	4,746,496
2,800,000	GHS	19.000% due 01/14/2013 (4)	2,184,873
4,570,000	GHS	14.250% due 07/29/2013 (4)	3,302,461

			13,370,287

		Venezuela—0.2%
		Venezuela Government International Bond
10,405,000	USD	7.750% due 10/13/2019	7,111,817

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $88,493,489)	96,638,550

CONVERTIBLE BOND—0.7%
		United States—0.7%
		Carrizo Oil & Gas
20,655,000	USD	4.375% due 06/01/2028 (Cost $12,180,284)(5)	20,629,181

Share
Amount
PREFERRED STOCKS—0.5%
		United States—0.5%
		Ally Financial
16,062	USD	7.000% (9)	14,275,103

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	149

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Share			(Percentage of	Market
Amount	Currency	Description	Net Assets)	Value (Note 2)
PREFERRED STOCKS—Continued
			United States—Continued

			Merrill Lynch Capital Trust II
1,600	USD		6.450% (5)(6)	$36,720

			TOTAL PREFERRED STOCKS (Cost $13,376,141)	14,311,823

Face
Value
CREDIT LINKED NOTE—0.2%
			Ukraine—0.2%
			ING Americas Issuance
50,000,000	UAH		20.000% due 10/31/2012 (Cost $5,888,717)(4)	7,234,591

Share
Amount
COMMON STOCK—0.0%
			United States—0.0%
28,233	USD		Federal Mogul (1) (Cost $1,040,431)	559,860

Face
Value
REPURCHASE AGREEMENT—5.6%
			United States—5.6%
173,262,426	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/29/2010, due 11/01/2010, with maturity value of $173,262,715 and an effective yield of 0.02%, collateralized by U.S. Government and Agency Obligations, with a rate of 1.375%, maturities ranging from 10/15/2012-11/15/2012, and an aggregate fair value of $176,727,781. (Cost $173,262,426)	173,262,426

See Notes to Financial Statements

150	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio Global High Income Fund

Face			(Percentage of	Fair
Value	Currency	Description	Net Assets)	Value (Note 2)
TIME DEPOSIT—0.3%
			United States—0.3%
			State Street Euro Dollar Time Deposit
8,550,000	USD		0.010% due 11/01/2010 (Cost $8,550,000)(11)	$8,550,000

			TOTAL INVESTMENTS—100.0% (Cost $2,893,620,293)	3,095,227,056
			OTHER ASSETS AND LIABILITIES——%	1,245,335

			TOTAL NET ASSETS—100.0%	$3,096,472,391

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $2,901,168,062.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	151

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2010

Artio Global High Income Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Appreciation
12/20/10	JPMorgan Chase Bank N.A.	MXN	511,802,080	41,315,741	39,427,926	$1,887,815

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/12/10	Brown Brothers Harriman & Co	EUR	145,901,000	203,041,186	185,693,372	$(17,347,814)
01/12/11	JPMorgan Chase Bank N.A.	EUR	78,608,000	109,305,526	109,509,943	204,417
11/12/10	Brown Brothers Harriman & Co	GBP	6,100,000	9,773,629	9,388,632	(384,997)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(17,528,394)

Glossary of Currencies

BRL	— Brazilian Real
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound Sterling
GHS	— Ghanaian Cedi
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
UAH	— Ukraine Hryvnia
USD	— United States Dollar

See Notes to Financial Statements

152	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio Global High Income Fund

At October 31, 2010, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Corporate Bonds	73.0%	$2,260,444,958
Bank Loans	16.6	513,595,667
Foreign Government Bonds	3.1	96,638,550
Convertible Bond	0.7	20,629,181
Preferred Stocks	0.5	14,311,823
Credit Linked Note	0.2	7,234,591
Common Stock	0.0	559,860
Short-term Investments	5.9	181,812,426	*

Total Investments	100.0	3,095,227,056
Other Assets and Liabilities (Net)	—	1,245,335	*

Net Assets	100.0%	$3,096,472,391

*	Short-term investments includes securities that have been voluntarily segregated by the advisor as collateral for swaps with a notional value of $162,450,000, which is 5.25% of net assets. Other assets and liabilities includes swaps with a net fair value of $8,747,193, which is 0.28% of net assets.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	153

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio U.S. Microcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.6%†
	Banks—12.3%
10,446	Danvers Bancorp	$157,003
13,240	First Community Bancshares	178,211
21,652	First Defiance Financial (1)	241,203
6,510	First of Long Island	161,969
18,505	Lakeland Bancorp	171,541
8,534	Washington Banking	107,443
8,669	WSFS Financial	338,438

		1,355,808

	Semiconductors & Semiconductor Equipment—11.9%
9,770	Advanced Energy Industries (1)	140,297
33,120	Exar Corp (1)	220,248
45,390	Integrated Device Technology (1)	267,347
8,365	Mellanox Technologies (1)	192,562
18,770	Rudolph Technologies (1)	139,274
6,420	Ultratech Inc (1)	117,550
33,650	Zoran Corp (1)	238,242

		1,315,520

	Capital Goods—9.0%
3,680	Ameron International	253,037
18,090	Douglas Dynamics	260,858
23,020	Keyw Holding (1)	292,354
15,783	SeaCube Container Leasing (1)	183,872

		990,121

	Pharmaceuticals & Biotechnology—8.0%
38,562	ISTA Pharmaceuticals (1)	166,588
12,055	Obagi Medical Products (1)	137,548
14,660	Pain Therapeutics (1)	112,589
4,965	Par Pharmaceutical (1)	161,412
16,330	Questcor Pharmaceuticals (1)	200,369
6,465	Viropharma Inc (1)	105,767

		884,273

	Diversified Financials—7.0%
21,580	Calamos Asset Management-Class A	258,744
51,035	Cowen Group-Class A (1)	178,622
20,840	optionsXpress Holdings (1)	332,815

		770,181

See Notes to Financial Statements

154	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Microcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Commercial & Professional Services—5.8%
31,600	CBIZ Inc (1)	$187,072
40,940	Cenveo Inc (1)	225,170
23,850	Intersections Inc	231,822

		644,064

	Materials—5.2%
27,085	American Vanguard	199,616
10,820	Gold Resource	228,302
10,585	Quadra Mining (1)	149,566

		577,484

	Retailing—5.0%
9,060	hhgregg Inc (1)	208,742
54,530	New York & Co (1)	170,134
47,935	Wet Seal-Class A (1)	167,773

		546,649

	Media—4.9%
5,155	Imax Corp (1)	111,606
25,185	Lions Gate Entertainment (1)	182,087
95,200	LodgeNet Interactive (1)	242,760

		536,453

	Energy—4.8%
6,560	Carrizo Oil & Gas (1)	154,947
10,899	Gulfport Energy (1)	181,577
43,510	Union Drilling (1)	198,841

		535,365

	Technology Hardware & Equipment—4.7%
17,906	Super Micro Computer (1)	199,115
32,074	Technitrol Inc	147,540
42,080	X-Rite Inc (1)	170,424

		517,079

	Software & Services—4.3%
44,745	Art Technology (1)	187,482
12,849	Envestnet Inc (1)	169,735
3,000	Progress Software (1)	112,110

		469,327

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	155

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Microcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Transportation—4.2%
5,330	Allegiant Travel	$250,990
16,200	Celadon Group (1)	210,114

		461,104

	Health Care Equipment & Services—4.0%
8,980	America Service	137,394
16,985	Natus Medical (1)	222,504
2,955	NuVasive Inc (1)	77,421

		437,319

	Consumer Services—3.7%
21,485	Morgans Hotel (1)	173,384
42,840	Morton’s Restaurant (1)	239,904

		413,288

	Household & Personal Products—1.8%
22,525	GLG Life Tech (1)	195,742

	Automobiles & Components—1.5%
13,010	Tower International (1)	167,179

	Consumer Durables & Apparel—1.5%
26,410	Liz Claiborne (1)	161,629

	TOTAL COMMON STOCKS (Cost $9,820,726)	10,978,585

	TOTAL INVESTMENTS—99.6% (Cost $9,820,726)	10,978,585
	OTHER ASSETS AND LIABILITIES—0.4%	48,030

	TOTAL NET ASSETS—100.0%	$11,026,615

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $9,942,485.

See Notes to Financial Statements

156	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio U.S. Microcap Fund

At October 31, 2010, industry diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	20.9%	$2,301,926
Financials	19.3	2,125,989
Industrials	19.0	2,095,289
Consumer Discretionary	16.6	1,825,198
Health Care	12.0	1,321,592
Materials	5.2	577,484
Energy	4.8	535,365
Consumer Staples	1.8	195,742

Total Investments	99.6	10,978,585
Other Assets and Liabilities (Net)	0.4	48,030

Net Assets	100.0%	$11,026,615

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	157

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio U.S. Smallcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.2%†
	Semiconductors & Semiconductor Equipment—12.1%
88,530	Advanced Energy Industries (1)	$1,271,291
57,555	Atheros Communications (1)	1,786,507
510,490	Integrated Device Technology (1)	3,006,786
73,360	Intersil Corp-Class A	960,283
67,820	Ultratech Inc (1)	1,241,784
258,840	Zoran Corp (1)	1,832,587

		10,099,238

	Retailing—9.1%
163,720	Chico’s FAS	1,591,358
76,070	hhgregg Inc (1)	1,752,653
256,800	Office Depot (1)	1,153,032
154,390	Saks Inc (1)	1,719,905
391,060	Wet Seal-Class A (1)	1,368,710

		7,585,658

	Pharmaceuticals & Biotechnology—8.9%
75,000	Cepheid Inc (1)	1,578,000
90,450	Myriad Genetics (1)	1,802,669
32,600	Par Pharmaceutical (1)	1,059,826
32,770	Salix Pharmaceuticals (1)	1,239,689
107,140	Viropharma Inc (1)	1,752,810

		7,432,994

	Diversified Financials—8.5%
164,685	Calamos Asset Management-Class A	1,974,573
22,580	Greenhill & Co	1,753,788
105,140	optionsXpress Holdings (1)	1,679,086
329,500	Penson Worldwide (1)	1,696,925

		7,104,372

	Capital Goods—8.5%
24,420	Ameron International	1,679,119
53,680	Carlisle Cos	1,882,558
75,470	GrafTech International (1)	1,242,991
180,950	Keyw Holding (1)	2,298,065

		7,102,733

	Banks—7.7%
95,050	First Community Bancshares	1,279,373

See Notes to Financial Statements

158	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Smallcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Banks—Continued

673,320	Popular Inc (1)	$1,838,164
61,125	Washington Banking	769,564
64,340	WSFS Financial	2,511,833

		6,398,934

	Energy—6.5%
36,850	Alpha Natural Resources (1)	1,664,514
115,260	Basic Energy Services (1)	1,274,776
67,380	Carrizo Oil & Gas (1)	1,591,515
190,070	Union Drilling (1)	868,620

		5,399,425

	Materials—5.8%
130,335	American Vanguard	960,569
92,020	Coeur d’Alene Mines (1)	1,896,532
58,120	Intrepid Potash (1)	1,995,260

		4,852,361

	Technology Hardware & Equipment—5.2%
274,860	Brocade Communications Systems (1)	1,737,115
154,101	Super Micro Computer (1)	1,713,603
183,489	Technitrol Inc	844,050

		4,294,768

	Health Care Equipment & Services—4.9%
44,360	ArthroCare Corp (1)	1,210,141
128,540	Natus Medical (1)	1,683,874
45,885	NuVasive Inc (1)	1,202,187

		4,096,202

	Software & Services—4.1%
51,260	Nice Systems Sponsored ADR (1)	1,716,697
45,940	Progress Software (1)	1,716,778

		3,433,475

	Commercial & Professional Services—3.6%
238,750	Cenveo Inc (1)	1,313,125
46,600	FTI Consulting (1)	1,652,436

		2,965,561

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	159

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Smallcap Fund

Share			Fair
Amount		Description	Value (Note 2)
COMMON STOCKS—Continued

		Consumer Services—3.5%
213,434		Morton’s Restaurant (1)	$1,195,230
50,250		Weight Watchers International	1,682,873

			2,878,103

		Media—2.3%
264,266		Lions Gate Entertainment (1)	1,910,643

		Insurance—2.1%
126,080		National Financial Partners (1)	1,739,904

		Transportation—2.0%
35,470		Allegiant Travel	1,670,282

		Consumer Durables & Apparel—1.7%
72,440		Skechers Inc-Class A (1)	1,408,234

		Household & Personal Products—1.4%
133,045		GLG Life Tech (1)	1,156,161

		Food, Beverage & Tobacco—1.3%
24,170		Diamond Foods	1,068,314

		TOTAL COMMON STOCKS (Cost $76,307,044)	82,597,362

Face
Value	Currency
REPURCHASE AGREEMENT—0.5%
379,762	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/29/2010 due 11/01/2010, with a maturity value of $379,762 and an effective yield of 0.02%, collateralized by a U.S. Government and Agency Obligation, with a rate of 1.000%, a maturity of 09/30/2011 and an aggregate fair value of $388,369. (Cost $379,762)	379,762

		TOTAL INVESTMENTS—99.7% (Cost $76,686,806)	82,977,124
		OTHER ASSETS AND LIABILITIES—0.3%	247,381

		TOTAL NET ASSETS—100.0%	$83,224,505

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $79,340,652.

See Notes to Financial Statements

160	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio U.S. Smallcap Fund

At October 31, 2010, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	21.4%	$17,827,481
Financials	18.3	15,243,210
Consumer Discretionary	16.6	13,782,638
Industrials	14.1	11,738,576
Health Care	13.8	11,529,196
Energy	6.5	5,399,425
Materials	5.8	4,852,361
Consumer Staples	2.7	2,224,475
Short-term Investment	0.5	379,762

Total Investments	99.7	82,977,124
Other Assets and Liabilities (Net)	0.3	247,381

Net Assets	100.0%	$83,224,505

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	161

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio U.S. Midcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.4%†
	Pharmaceuticals & Biotechnology—9.4%
2,030	Alexion Pharmaceuticals (1)	$138,649
820	Genzyme Corp (1)	59,147
3,830	Human Genome Sciences (1)	102,950
5,880	Mylan Inc (1)	119,482
8,870	Myriad Genetics (1)	176,779

		597,007

	Software & Services—9.2%
3,300	Adobe Systems (1)	92,895
1,380	Alliance Data Systems (1)	83,794
2,700	ANSYS Inc (1)	122,175
2,500	eBay Inc (1)	74,525
7,110	Electronic Arts (1)	112,693
3,420	Paychex Inc	94,734

		580,816

	Diversified Financials—8.6%
1,070	IntercontinentalExchange Inc (1)	122,911
3,520	Lazard Ltd-Class A	129,888
2,370	T Rowe Price	130,990
9,450	TD Ameritrade Holding (1)	161,500

		545,289

	Semiconductors & Semiconductor Equipment—7.9%
2,480	Cree Inc (1)	127,199
22,220	Integrated Device Technology (1)	130,876
8,310	Intersil Corp-Class A	108,778
4,560	Netlogic Microsystems (1)	137,073

		503,926

	Energy—7.9%
3,040	Alpha Natural Resources (1)	137,317
1,900	Oceaneering International (1)	117,553
8,350	PetroHawk Energy (1)	142,033
1,040	Whiting Petroleum (1)	104,458

		501,361

	Retailing—7.7%
12,970	Chico’s FAS	126,068
4,000	Expedia Inc	115,800
5,190	hhgregg Inc (1)	119,578

See Notes to Financial Statements

162	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Midcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Retailing—Continued

2,350	Tiffany & Co	$124,550

		485,996

	Materials—7.3%
2,590	Agnico-Eagle Mines	200,958
4,940	Intrepid Potash (1)	169,590
3,720	MeadWestvaco Corp	95,716

		466,264

	Capital Goods—7.1%
4,050	Carlisle Cos	142,033
5,460	GrafTech International (1)	89,926
1,640	Parker Hannifin	125,542
2,850	Pentair Inc	93,281

		450,782

	Commercial & Professional Services—5.3%
2,500	Copart Inc (1)	84,650
4,190	FTI Consulting (1)	148,577
1,470	Stericycle Inc (1)	105,458

		338,685

	Banks—4.6%
7,440	BB&T Corp	174,170
42,160	Popular Inc (1)	115,097

		289,267

	Health Care Equipment & Services—4.1%
3,270	Allscripts Healthcare Solutions (1)	62,425
6,260	Hologic Inc (1)	100,285
360	Intuitive Surgical (1)	94,662

		257,372

	Consumer Services—3.4%
2,080	Darden Restaurants	95,077
3,610	Weight Watchers International	120,899

		215,976

	Food, Beverage & Tobacco—2.9%
2,690	Dr. Pepper Snapple	98,320

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	163

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Midcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Food, Beverage & Tobacco—Continued

1,330	J.M. Smucker	$85,492

		183,812

	Technology Hardware & Equipment—2.4%
1,990	Juniper Networks (1)	64,456
10,550	Motorola Inc (1)	85,983

		150,439

	Transportation—2.3%
3,160	Allegiant Travel	148,804

	Insurance—1.9%
4,540	Delphi Financial Group-Class A	122,898

	Real Estate—1.9%
3,250	Plum Creek Timber REIT	119,730

	Consumer Durables & Apparel—1.7%
5,680	Skechers Inc-Class A (1)	110,419

	Media—1.5%
5,640	CBS Corp-Class B	95,485

	Household & Personal Products—1.3%
1,270	Clorox Co	84,519

	Food & Staples Retailing—1.0%
1,600	Whole Foods Market (1)	63,600

	TOTAL COMMON STOCKS (Cost $5,707,179)	6,312,447

	TOTAL INVESTMENTS—99.4% (Cost $5,707,179)	6,312,447
	OTHER ASSETS AND LIABILITIES—0.6%	37,875

	TOTAL NET ASSETS—100.0%	$6,350,322

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $5,715,151.

See Notes to Financial Statements

164	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio U.S. Midcap Fund

At October 31, 2010, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	19.4%	$1,235,181
Financials	17.0	1,077,184
Industrials	14.8	938,271
Consumer Discretionary	14.3	907,876
Health Care	13.5	854,379
Energy	7.9	501,361
Materials	7.3	466,264
Consumer Staples	5.2	331,931

Total Investments	99.4	6,312,447
Other Assets and Liabilities (Net)	0.6	37,875

Net Assets	100.0%	$6,350,322

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	165

PORTFOLIO OF INVESTMENTS	October 31, 2010

Artio U.S. Multicap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.2%†
	Diversified Financials—12.7%
2,740	American Express	$113,600
36,270	Citigroup Inc (1)	151,246
1,160	Franklin Resources	133,052
1,370	Goldman Sachs	220,501
1,140	IntercontinentalExchange Inc (1)	130,952
10,690	optionsXpress Holdings (1)	170,719
3,310	State Street	138,226

		1,058,296

	Technology Hardware & Equipment—10.7%
1,340	Apple Inc (1)	403,166
5,830	EMC Corp (1)	122,488
3,320	Hewlett-Packard Co	139,639
3,610	Juniper Networks (1)	116,928
14,070	Motorola Inc (1)	114,671

		896,892

	Pharmaceuticals & Biotechnology—10.0%
2,010	Amgen Inc (1)	114,952
2,660	Celgene Corp (1)	165,106
3,900	Cepheid Inc (1)	82,056
1,120	Genzyme Corp (1)	80,786
13,210	Myriad Genetics (1)	263,275
2,530	Teva Pharmaceutical Industries Sponsored ADR	131,307

		837,482

	Capital Goods—9.9%
5,340	Carlisle Cos	187,274
3,990	Danaher Corp	173,006
2,200	Parker Hannifin	168,410
3,510	Raytheon Co	161,741
1,840	United Technologies	137,577

		828,008

	Software & Services—8.8%
4,410	Adobe Systems (1)	124,142
2,810	eBay Inc (1)	83,766
8,080	Electronic Arts (1)	128,068
970	MasterCard Inc-Class A	232,858

See Notes to Financial Statements

166	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Multicap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Software & Services—Continued

5,980	Paychex Inc	$165,646

		734,480

	Energy—7.6%
3,530	Alpha Natural Resources (1)	159,450
4,935	Carrizo Oil & Gas (1)	116,565
2,230	Oceaneering International (1)	137,970
12,850	PetroHawk Energy (1)	218,578

		632,563

	Materials—7.5%
3,420	Agnico-Eagle Mines	265,358
2,510	Mosaic Co	183,632
1,930	Praxair Inc	176,286

		625,276

	Food, Beverage & Tobacco—5.1%
1,990	J.M. Smucker	127,917
4,610	PepsiCo Inc	301,033

		428,950

	Health Care Equipment & Services—5.0%
1,590	CR Bard	132,161
3,430	Express Scripts (1)	166,423
3,100	St Jude Medical (1)	118,730

		417,314

	Consumer Services—3.8%
3,160	Las Vegas Sands (1)	144,981
5,030	Weight Watchers International	168,454

		313,435

	Retailing—3.5%
6,380	hhgregg Inc (1)	146,995
6,990	Lowe’s Cos	149,097

		296,092

	Banks—3.1%
9,960	Wells Fargo	259,757

	Transportation—2.3%
4,040	Allegiant Travel	190,244

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	167

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Multicap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Semiconductors & Semiconductor Equipment—2.2%
31,770	Integrated Device Technology (1)	$187,125

	Media—2.0%
9,650	CBS Corp-Class B	163,374

	Commercial & Professional Services—1.9%
2,255	Stericycle Inc (1)	161,774

	Household & Personal Products—1.7%
2,130	Clorox Co	141,752

	Consumer Durables & Apparel—1.4%
5,890	Skechers Inc-Class A (1)	114,502

	TOTAL COMMON STOCKS (Cost $7,139,644)	8,287,316

	TOTAL INVESTMENTS—99.2% (Cost $7,139,644)	8,287,316
	OTHER ASSETS AND LIABILITIES—0.8%	67,461

	TOTAL NET ASSETS—100.0%	$8,354,777

See Notes to Financial Statements

168	Artio Global Funds ï 2010 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2010

Artio U.S. Multicap Fund

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $7,183,110.

Master Notes to the Portfolio of Investments.

†	Percentages indicated are based on Fund net assets.
ADR	American Depositary Receipt
ETF	Exchange-Traded Funds
ETN	Exchange-Traded Notes
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(1)	Non-income producing security.
(3)	All or portion of this security was on loan to brokers at October 31, 2010.
(4)	Security determined to be illiquid by management.
(5)	Callable security.
(6)	Variable rate security.
(7)	Defaulted security.
(8)	Step-Coupon.
(9)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(10)	Affiliated security.
(11)	Security has been pledged for collateral of swaps.
(12)	Security valued at fair value in good faith as determined by the policies approved by the Board of Trustees/Directors.
(13)	This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	169

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2010

Artio U.S. Multicap Fund

At October 31, 2010, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	21.8%	$1,818,497
Financials	15.8	1,318,053
Health Care	15.0	1,254,796
Industrials	14.1	1,180,026
Consumer Discretionary	10.6	887,403
Energy	7.6	632,563
Materials	7.5	625,276
Consumer Staples	6.8	570,702

Total Investments	99.2	8,287,316
Other Assets and Liabilities (Net)	0.8	67,461

Net Assets	100.0%	$8,354,777

See Notes to Financial Statements

170	Artio Global Funds ï 2010 Annual Report

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2010

	Artio	Artio
	Global Equity	International Equity
ASSETS:
Investments in securities, at fair value including fair value of securities on loan of $0 and $314,517,357, respectively (Cost $66,935,399 and $8,148,358,694, respectively)	$74,338,445	$9,599,928,890
Affiliated securities, at fair value (Cost $0 and $457,834,798, respectively)	—	216,035,401
Repurchase agreements (Cost $748,296 and $0, respectively)	748,296	—
Cash	262,201	—
Cash on deposit for broker (Note 2)	—	11,008
Foreign currency, at fair value (Cost $10,022 and $51,861,891, respectively)	10,010	34,430,613
Receivables:
Investments sold	1,492,107	130,965,091
Fund shares sold	6,874	3,002,813
Interest and dividends	53,463	17,553,936
Tax reclaims	54,896	8,606,179
Unrealized appreciation on forward foreign exchange contracts	193,224	104,526,225
Prepaid expense	319	44,450

Total Assets	77,159,835	10,115,104,606

LIABILITIES:
Payables:
Investments purchased	991,355	56,500,609
Fund shares repurchased	25,817	12,101,630
Collateral for securities loaned (Note 2)	—	323,390,282
Investment advisory fee (Note 3)	77,036	7,194,941
Unrealized depreciation on forward foreign exchange contracts	245,132	158,833,874
Note payable (Note 10)	—	70,349,358
Accrued expenses and other payables	164,162	3,789,087

Total Liabilities	1,503,502	632,159,781

NET ASSETS	$75,656,333	$9,482,944,825

NET ASSETS Consist of:
Par value	$2,047	$323,244
Paid in capital in excess of par value	105,472,560	10,653,373,496
Undistributed net investment income	97,508	72,549,800
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(37,271,890)	(2,382,629,329)
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	7,356,108	1,139,327,614

NET ASSETS	$75,656,333	$9,482,944,825

Class A	$12,302,077	$3,692,637,509

Class I	$63,354,256	$5,790,307,316

SHARES OUTSTANDING (Note 8)
Class A	335,166	127,886,511

Class I	1,711,716	195,357,679

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$36.70	$28.87

Class I	$37.01	$29.64

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	171

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2010

	Artio	Artio
	International Equity II	Total Return Bond
ASSETS:
Investments in securities, at fair value including fair value of securities on loan of $236,855,549 and $0, respectively (Cost $7,379,182,893 and $1,495,180,709, respectively)	$8,746,679,598	$1,570,546,916
Repurchase agreements (Cost $0 and $79,015,798, respectively)	—	79,015,798
Cash on deposit for broker (Note 2)	5,717	—
Foreign currency, at fair value (Cost $17,975,374 and $7,786,547, respectively)	17,737,779	7,913,328
Receivables:
Investments sold	157,781,637	33,638,493
Fund shares sold	7,820,907	1,425,993
Interest and dividends	16,469,413	14,008,519
Tax reclaims	6,908,369	—
Unrealized appreciation on forward foreign exchange contracts	89,386,139	2,724,421
Prepaid expense	36,752	6,060

Total Assets	9,042,826,311	1,709,279,528

LIABILITIES:
Payables:
Investments purchased	66,755,022	76,309,816
Fund shares repurchased	20,591,743	1,596,768
Collateral for securities loaned (Note 2)	244,252,923	—
Investment advisory fee (Note 3)	6,485,524	471,728
Unrealized depreciation on forward foreign exchange contracts	137,479,785	4,823,659
Note payable (Note 10)	51,388,924	—
Accrued expenses and other payables	4,595,173	456,829

Total Liabilities	531,549,094	83,658,800

NET ASSETS	$8,511,277,217	$1,625,620,728

NET ASSETS Consist of:
Par value	$694,975	$114,669
Paid in capital in excess of par value	10,198,726,724	1,500,925,571
Undistributed net investment income	151,547,495	1,991,682
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(3,159,106,074)	49,138,273
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	1,319,414,097	73,450,533

NET ASSETS	$8,511,277,217	$1,625,620,728

Class A	$2,156,072,033	$319,781,570

Class I	$6,355,205,184	$1,305,839,158

SHARES OUTSTANDING (Note 8)
Class A	177,058,373	22,464,196

Class I	517,916,134	92,204,347

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$12.18	$14.24

Class I	$12.27	$14.16

See Notes to Financial Statements

172	Artio Global Funds ï 2010 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2010

	Artio	Artio
	Global High Income	U.S. Microcap
ASSETS:
Investments in securities, at fair value (Cost $2,720,357,867 and $9,820,726, respectively)	$2,921,964,630	$10,978,585
Repurchase agreements (Cost $173,262,426 and $0, respectively)	173,262,426	—
Cash	10,566,410	67,314
Cash on deposit for broker (Note 2)	1,020,000	—
Foreign currency, at fair value (Cost $13,897,968 and $0, respectively)	13,924,768	—
Receivables:
Investments sold	19,491,509	636,154
Fund shares sold	14,182,765	8,840
Interest and dividends	61,083,153	2,264
Unfunded loan commitments (Note 2)	2,964,010	—
Receivable on closed swap contracts	73,067,403	—
Unrealized appreciation on forward foreign exchange contracts	2,092,232	—
Open swaps agreements, at fair value (upfront payments paid $1,903,375 and $0, respectively)	9,544,321	—
Prepaid expense	6,086	26

Total Assets	3,303,169,713	11,693,183

LIABILITIES:
Payables:
Investments purchased	101,676,357	413,866
Fund shares repurchased	2,396,712	7,135
Dividends payable	160	—
Collateral from broker	8,550,000	—
Investment advisory fee (Note 3)	1,767,702	10,943
Unrealized depreciation on forward foreign exchange contracts	17,732,811	—
Open swaps agreements, at fair value (upfront payments received $1,553,632 and $0, respectively)	797,128	—
Payable on closed swap contracts	72,525,903	—
Note payable (Note 10)	—	183,288
Accrued expenses and other payables	1,250,549	51,336

Total Liabilities	206,697,322	666,568

NET ASSETS	$3,096,472,391	$11,026,615

NET ASSETS Consist of:
Par value	$286,725	$1,123
Paid in capital in excess of par value	2,792,107,487	10,927,943
Undistributed net investment income (loss)	25,784,200	(26,506)
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	81,217,718	(1,033,804)
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	197,076,261	1,157,859

NET ASSETS	$3,096,472,391	$11,026,615

Class A	$1,222,933,287	$4,840,226

Class I	$1,873,539,104	$6,186,389

SHARES OUTSTANDING (Note 8)
Class A	110,570,509	495,317

Class I	176,154,394	627,778

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.06	$9.77

Class I	$10.64	$9.85

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	173

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2010

	Artio	Artio
	U.S. Smallcap	U.S. Midcap
ASSETS:
Investments in securities, at fair value (Cost $76,307,044 and $5,707,179, respectively)	$82,597,362	$6,312,447
Repurchase agreements (Cost $379,762 and $0, respectively)	379,762	—
Cash	102,343	93,715
Receivables:
Investments sold	3,205,730	—
Fund shares sold	163,410	3,943
Dividends receivable	8,187	3,863
Prepaid expense	48	20

Total Assets	86,456,842	6,413,988

LIABILITIES:
Payables:
Investments purchased	2,321,275	12,545
Fund shares repurchased	98,966	—
Investment advisory fee (Note 3)	55,806	488
Note payable (Note 10)	691,083	—
Accrued expenses and other payables	65,207	50,633

Total Liabilities	3,232,337	63,666

NET ASSETS	$83,224,505	$6,350,322

NET ASSETS Consist of:
Par value	$8,218	$621
Paid in capital in excess of par value	79,841,861	6,529,637
Undistributed net investment loss	(26,504)	(23,991)
Accumulated net realized loss on investments sold	(2,889,388)	(761,213)
Net unrealized appreciation on investments	6,290,318	605,268

NET ASSETS	$83,224,505	$6,350,322

Class A	$27,023,774	$3,208,525

Class I	$56,200,731	$3,141,797

SHARES OUTSTANDING (Note 8)
Class A	2,683,026	314,797

Class I	5,534,782	306,649

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.07	$10.19

Class I	$10.15	$10.25

See Notes to Financial Statements

174	Artio Global Funds ï 2010 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2010

Artio
U.S. Multicap
ASSETS:
Investments in securities, at fair value (Cost $7,139,644)	$8,287,316
Cash	65,499
Receivables:
Investments sold	46,879
Fund shares sold	789
Dividends receivable	5,672
Prepaid expense	20

Total Assets	8,406,175

LIABILITIES:
Payables:
Investment advisory fee (Note 3)	685
Accrued expenses and other payables	50,713

Total Liabilities	51,398

NET ASSETS	$8,354,777

NET ASSETS Consist of:
Par value	$828
Paid in capital in excess of par value	8,497,690
Undistributed net investment loss	(22,420)
Accumulated net realized loss on investments sold	(1,268,993)
Net unrealized appreciation on investments	1,147,672

NET ASSETS	$8,354,777

Class A	$3,001,166

Class I	$5,353,611

SHARES OUTSTANDING (Note 8)
Class A	298,496

Class I	529,337

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.05

Class I	$10.11

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	175

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2010

	Artio	Artio
	Global Equity	International Equity
INVESTMENT INCOME:
Interest	$283	$41,556
Securities lending income	243	7,261,120
Dividends, from unaffiliated issuers††	1,021,054	212,966,719
Dividends, from affiliated issuers†††	—	6,086,928

Total investment income	1,021,580	226,356,323

EXPENSES:
Investment advisory fee (Note 3)	673,820	88,789,480
Custody fees	204,464	9,120,884
Administration fees	24,391	718,338
Professional fees	78,875	971,541
Trustees’ fees and expenses	2,955	390,341
Registration and filing fees	40,192	67,254
Shareholder reports	16,250	1,051,569
Insurance premium expense	4,395	333,401
Interest expense	3,807	307,586
Commitment fee	6,303	103,210
Compliance expense	2,719	47,653
Miscellaneous fees	17,968	220,038

Total expenses common to all classes	1,076,139	102,121,295

Transfer agent fees
Class A	18,519	291,134
Class I	891	120,875
Distribution and shareholder servicing fees (Note 4)
Class A	38,665	9,917,223

Total gross expenses	1,134,214	112,450,527

Custody offset arrangement (Note 3)	—	(248,856)
Expenses reimbursed by investment advisor (Note 3)(1)	(226,359)	—
Expenses waived by investment advisor (Note 3)	(3,744)	(496,575)

Net expenses	904,111	111,705,096

NET INVESTMENT INCOME	117,469	114,651,227

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain (loss) on:
Investments	7,677,054	505,553,690
Financial futures contracts and synthetic futures	(6,009)	(21,748,933)
Swap contracts	3	(5,961,906)
Forward foreign exchange contracts	319,242	155,010,075
Foreign currency transactions††††	(81,059)	(22,022,990)

Net realized gain on investments	7,909,231	610,829,936

Net change in unrealized appreciation (depreciation) on:
Investments	2,437,140	274,020,972
Forward foreign exchange contracts	(91,378)	(59,465,501)
Foreign currency transactions	3,225	(6,446,044)

Net change in unrealized appreciation of investments	2,348,987	208,109,427

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,258,218	818,939,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,375,687	$933,590,590

††	Net of foreign withholding taxes of $77,237 and $22,838,936 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
†††	Net of foreign withholding taxes of $0 and $59,556 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
††††	Net of Brazilian IOF tax of $42,946 and $3,272,302 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
(1)	The expenses reimbursed on Artio Global Equity Fund Inc. for Class A and Class I were $(58,133) and $(168,226), respectively.

See Notes to Financial Statements

176	Artio Global Funds ï 2010 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2010

	Artio	Artio
	International Equity II	Total Return Bond
INVESTMENT INCOME:
Interest†	$46,876	$74,302,033
Securities lending income	6,505,334	—
Dividends††	192,379,754	—

Total investment income	198,931,964	74,302,033

EXPENSES:
Investment advisory fee (Note 3)	78,754,270	5,838,876
Custody fees	7,027,774	762,555
Administration fees	685,253	59,294
Professional fees	873,783	168,334
Trustees’ fees and expenses	347,653	71,754
Registration and filing fees	90,656	58,636
Shareholder reports	1,491,041	194,927
Insurance premium expense	271,501	44,870
Interest expense	207,801	—
Commitment fee	113,006	66,515
Compliance expense	41,930	9,954
Miscellaneous fees	128,276	24,280

Total expenses common to all classes	90,032,944	7,299,995

Transfer agent fees
Class A	229,356	36,392
Class I	1,441,494	30,750
Distribution and shareholder servicing fees (Note 4)
Class A	5,295,771	796,007

Total gross expenses	96,999,565	8,163,144

Custody offset arrangement (Note 3)	(306,353)	(5,753)
Recoupment of expenses previously assumed by investment advisor (Note 3)	—	72,825
Expenses reimbursed by investment advisor (Note 3)(1)	—	(10,609)
Expenses waived by investment advisor (Note 3)	(438,945)	(83,412)

Net expenses	96,254,267	8,136,195

NET INVESTMENT INCOME	102,677,697	66,165,838

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain (loss) on:
Investments	165,879,505	80,635,437
Financial futures contracts and synthetic futures	(16,755,916)	182,721
Swap contracts	(5,464,948)	—
Forward foreign exchange contracts	153,723,182	(604,304)
Foreign currency transactions††††	(16,451,266)	(315,524)

Net realized gain on investments	280,930,557	79,898,330

Net change in unrealized appreciation (depreciation) on:
Investments†††††	430,795,665	13,798,586
Financial futures contracts and synthetic futures	—	192,209
Forward foreign exchange contracts	(58,925,247)	(8,776,388)
Foreign currency transactions	768,020	(159,693)

Net change in unrealized appreciation of investments	372,638,438	5,054,714

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	653,568,995	84,953,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$756,246,692	$151,118,882

†	Net of foreign withholding taxes of $0 and $116,085 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††	Net of foreign withholding taxes of $20,349,586 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††††	Net of Brazilian IOF tax of $3,094,419 and $736,592 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
†††††	Net of foreign capital gains taxes of $903,712 and $0 for the Artio International Equity II Fund and Artio Total Return Bond Fund, respectively.
(1)	The expenses reimbursed on Artio Total Return Bond Fund for Class A and Class I were $(10,609) and $0, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	177

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2010

	Artio	Artio
	Global High Income	U.S. Microcap
INVESTMENT INCOME:
Interest†	$220,338,615	$72
Dividends	220,578	61,831

Total investment income	220,559,193	61,903

EXPENSES:
Investment advisory fee (Note 3)	16,466,441	119,445
Custody fees	999,294	23,383
Administration fees	68,562	40
Professional fees	246,051	27,591
Trustees’ fees and expenses	110,980	420
Registration and filing fees	176,838	45,153
Shareholder reports	382,175	1,342
Insurance premium expense	44,155	192
Interest expense	—	212
Commitment fee	101,986	3,331
Compliance expense	13,844	1,804
Miscellaneous fees	78,009	5,168

Total expenses common to all classes	18,688,335	228,081

Transfer agent fees
Class A	168,679	5,409
Class I	96,086	31
Distribution and shareholder servicing fees (Note 4)
Class A	2,489,852	10,778

Total gross expenses	21,442,952	244,299

Custody offset arrangement (Note 3)	(47,772)	—
Recoupment of expenses previously assumed by investment advisor (Note 3)	220,853	—
Expenses reimbursed by investment advisor (Note 3)(1)	—	(87,348)
Expenses waived by investment advisor (Note 3)	(126,665)	(478)

Net expenses	21,489,368	156,473

NET INVESTMENT INCOME (LOSS)	199,069,825	(94,570)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain on:
Investments	86,793,178	705,479
Swap contracts	12,009,558	—
Forward foreign exchange contracts	21,884,138	—
Foreign currency transactions††††	2,628,529	—

Net realized gain on investments	123,315,403	705,479

Net change in unrealized appreciation (depreciation) on:
Investments†††††	45,316,045	1,065,882
Swap contracts	4,067,844	—
Forward foreign exchange contracts	(12,365,257)	—
Foreign currency transactions	92,929	—

Net change in unrealized appreciation of investments	37,111,561	1,065,882

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	160,426,964	1,771,361

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$359,496,789	$1,676,791

†	Net of foreign withholding taxes of $417,110 and $0 for the Artio Global High Income Fund and Artio U.S. Microcap Fund, respectively.
††††	Net of Brazilian IOF tax of $346,371 and $0 for the Artio Global High Income Fund and Artio U.S. Microcap Fund, respectively.
†††††	Net of foreign capital gains tax of $390,269 and $0 for the Artio Global High Income Fund and Artio U.S. Microcap Fund, respectively.
(1)	The expenses reimbursed on Artio U.S. Microcap for Class A and Class I were $(41,118) and $(46,230), respectively.

See Notes to Financial Statements

178	Artio Global Funds ï 2010 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2010

	Artio	Artio
	U.S. Smallcap	U.S. Midcap
INVESTMENT INCOME:
Interest	$189	$9
Dividends††	254,805	64,031

Total investment income	254,994	64,040

EXPENSES:
Investment advisory fee (Note 3)	479,288	44,656
Custody fees	54,832	14,923
Administration fees	46	1,582
Professional fees	30,902	27,245
Trustees’ fees and expenses	2,507	229
Registration and filing fees	55,196	45,024
Shareholder reports	14,177	428
Insurance premium expense	350	148
Interest expense	1,687	5
Commitment fee	3,216	3,343
Compliance expense	1,959	1,789
Miscellaneous fees	5,370	5,144

Total expenses common to all classes	649,530	144,516

Transfer agent fees
Class A	9,680	5,184
Class I	313	6
Distribution and shareholder servicing fees (Note 4)
Class A	66,087	6,907

Total gross expenses	725,610	156,613

Expenses reimbursed by investment advisor (Note 3)(1)	(36,593)	(89,426)
Expenses waived by investment advisor (Note 3)	(2,523)	(279)

Net expenses	686,494	66,908

NET INVESTMENT LOSS	(431,500)	(2,868)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(1,530,579)	1,188,107

Net realized gain (loss) on investments	(1,530,579)	1,188,107

Net change in unrealized appreciation on:
Investments	6,040,784	79,382

Net change in unrealized appreciation of investments	6,040,784	79,382

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,510,205	1,267,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,078,705	$1,264,621

††	Net of foreign withholding taxes of $0 and $28 for the Artio U.S. Smallcap Fund and Artio U.S. Midcap Fund, respectively.
(1)	The expenses reimbursed on Artio U.S. Smallcap Fund for Class A and Class I were $(20,231) and $(16,362), respectively. The expenses reimbursed on Artio U.S. Midcap for Class A and Class I were $(46,138) and $(43,288), respectively.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	179

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2010

Artio
U.S. Multicap
INVESTMENT INCOME:
Interest	$14
Dividends(1)	81,729

Total investment income	81,743

EXPENSES:
Investment advisory fee (Note 3)	54,296
Custody fees	15,333
Administration fees	675
Professional fees	27,381
Trustees’ fees and expenses	310
Registration and filing fees	45,024
Shareholder reports	490
Insurance premium expense	149
Commitment fee	3,344
Compliance expense	1,795
Miscellaneous fees	5,158

Total expenses common to all classes	153,955

Transfer agent fees
Class A	5,265
Class I	6
Distribution and shareholder servicing fees (Note 4)
Class A	6,886

Total gross expenses	166,112

Expenses reimbursed by investment advisor (Note 3)(2)	(85,087)
Expenses waived by investment advisor (Note 3)	(362)

Net expenses	80,663

NET INVESTMENT INCOME	1,080

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain on:
Investments	584,975

Net realized gain on investments	584,975

Net change in unrealized appreciation on:
Investments	546,945

Net change in unrealized appreciation of investments	546,945

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,131,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,133,000

(1)	Net of withholding taxes of $5 for the Artio U.S. Multicap Fund.
(2)	The expenses reimbursed on Artio U.S. Multicap for Class A and Class I were $(35,825) and $(49,262), respectively.

See Notes to Financial Statements

180	Artio Global Funds ï 2010 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Artio Global Equity Fund Inc.

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$117,469	$770,816
Net realized gain (loss) on investments	7,909,231	(6,539,251)
Net change in unrealized appreciation of investments	2,348,987	19,112,591

Net increase in net assets resulting from operations	10,375,687	13,344,156

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(466,218)	(51,820)
Class I	(1,502,089)	(442,421)

Total distributions to shareholders	(1,968,307)	(494,241)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	1,555,984	4,260,109
Class I	21,457,884	21,461,260
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	427,401	45,354
Class I	1,354,987	385,162
Cost of shares redeemed
Class A	(8,991,108)	(5,616,212)
Class I	(16,280,465)	(29,225,075)

Net decrease from Fund share transactions	(475,317)	(8,689,402)

Net increase in net assets	7,932,063	4,160,513

NET ASSETS
Beginning of year	67,724,270	63,563,757

End of year (including undistributed net investment income of $97,508 and $1,928,053, respectively)	$75,656,333	$67,724,270

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	181

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$114,651,227	$126,684,185
Net realized gain (loss) on investments	610,829,936	(882,321,355)
Net change in unrealized appreciation of investments	208,109,427	2,307,256,713

Net increase in net assets resulting from operations	933,590,590	1,551,619,543

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(312,693,549)	(85,664,078)
Class I	(464,863,718)	(140,445,131)

Total distributions to shareholders	(777,557,267)	(226,109,209)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	284,001,164	404,301,509
Class I	685,401,750	932,167,894
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	304,130,078	82,972,280
Class I	407,783,876	123,510,037
Cost of shares redeemed
Class A	(1,318,136,727)	(1,536,672,807)
Class I	(1,794,595,216)	(2,336,722,790)

Net decrease from Fund share transactions	(1,431,415,075)	(2,330,443,877)

Net decrease in net assets	(1,275,381,752)	(1,004,933,543)

NET ASSETS
Beginning of year	10,758,326,577	11,763,260,120

End of year (including undistributed net investment income of $72,549,800 and $623,935,988, respectively)	$9,482,944,825	$10,758,326,577

See Notes to Financial Statements

182	Artio Global Funds ï 2010 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund II

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$102,677,697	$80,213,609
Net realized gain (loss) on investments	280,930,557	(834,693,721)
Net change in unrealized appreciation of investments	372,638,438	2,215,572,057

Net increase in net assets resulting from operations	756,246,692	1,461,091,945

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(103,530,863)	(53,302,535)
Class I	(341,289,827)	(173,674,445)

Total distributions to shareholders	(444,820,690)	(226,976,980)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	626,381,765	1,339,361,355
Class I	1,779,295,234	2,951,347,838
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	99,920,171	51,235,076
Class I	213,807,193	124,414,774
Cost of shares redeemed
Class A	(802,773,219)	(796,724,175)
Class I	(2,848,274,565)	(2,299,984,847)

Net increase (decrease) from Fund share transactions	(931,643,421)	1,369,650,021

Net increase (decrease) in net assets	(620,217,419)	2,603,764,986

NET ASSETS
Beginning of year	9,131,494,636	6,527,729,650

End of year (including undistributed net investment income of $151,547,495 and $411,290,022, respectively)	$8,511,277,217	$9,131,494,636

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	183

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Total Return Bond Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$66,165,838	$58,862,088
Net realized gain (loss) on investments	79,898,330	(16,111,380)
Net change in unrealized appreciation of investments	5,054,714	184,840,308

Net increase in net assets resulting from operations	151,118,882	227,591,016

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(11,120,626)	(15,140,174)
Class I	(53,469,238)	(56,438,166)
Distributions from realized gain
Class A	—	(3,273,465)
Class I	—	(10,279,203)

Total distributions to shareholders	(64,589,864)	(85,131,008)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	136,248,652	147,840,856
Class I	438,140,936	530,039,756
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	10,470,356	17,725,866
Class I	34,785,128	39,412,940
Cost of shares redeemed
Class A	(174,736,709)	(168,566,731)
Class I	(475,552,050)	(405,092,093)

Net increase (decrease) from Fund share transactions	(30,643,687)	161,360,594

Net increase in net assets	55,885,331	303,820,602

NET ASSETS
Beginning of year	1,569,735,397	1,265,914,795

End of year (including undistributed net investment income (loss) of $1,991,682 and $(6,316,396), respectively)	$1,625,620,728	$1,569,735,397

See Notes to Financial Statements

184	Artio Global Funds ï 2010 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Global High Income Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$199,069,825	$64,215,393
Net realized gain (loss) on investments	123,315,403	(11,398,781)
Net change in unrealized appreciation of investments	37,111,561	274,614,152

Net increase in net assets resulting from operations	359,496,789	327,430,764

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(77,291,651)	(26,042,197)
Class I	(125,168,810)	(39,483,744)
Return of capital
Class A	—	(5,125,386)
Class I	—	(7,770,829)

Total distributions to shareholders	(202,460,461)	(78,422,156)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	1,000,594,646	679,159,672
Class I	1,499,770,538	787,876,363
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	68,400,882	29,332,975
Class I	99,259,758	36,506,876
Cost of shares redeemed
Class A	(628,711,516)	(233,104,717)
Class I	(749,472,836)	(260,336,225)

Net increase from Fund share transactions	1,289,841,472	1,039,434,944

Net increase in net assets	1,446,877,800	1,288,443,552

NET ASSETS
Beginning of year	1,649,594,591	361,151,039

End of year (including undistributed net investment income of $25,784,200 and $1,209,850, respectively)	$3,096,472,391	$1,649,594,591

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	185

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Microcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(94,570)	$(31,881)
Net realized gain (loss) on investments	705,479	(254,236)
Net change in unrealized appreciation of investments	1,065,882	1,341,679

Net increase in net assets resulting from operations	1,676,791	1,055,562

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	4,561,517	1,295,639
Class I	2,888,373	392,317
Cost of shares redeemed
Class A	(3,641,369)	(586,054)
Class I	(519,518)	(164,113)

Net increase from Fund share transactions	3,289,003	937,789

Net increase in net assets	4,965,794	1,993,351

NET ASSETS
Beginning of year	6,060,821	4,067,470

End of year (including undistributed net investment loss of $(26,506) and $(28,976), respectively)	$11,026,615	$6,060,821

See Notes to Financial Statements

186	Artio Global Funds ï 2010 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Smallcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(431,500)	$(23,505)
Net realized gain (loss) on investments	(1,530,579)	372,747
Net change in unrealized appreciation of investments	6,040,784	1,230,793

Net increase in net assets resulting from operations	4,078,705	1,580,035

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	42,487,000	8,479,268
Class I	52,213,686	427,454
Cost of shares redeemed
Class A	(26,932,106)	(743,583)
Class I	(3,389,647)	(170,096)

Net increase from Fund share transactions	64,378,933	7,993,043

Net increase in net assets	68,457,638	9,573,078

NET ASSETS
Beginning of year	14,766,867	5,193,789

End of year (including undistributed net investment loss of $(26,504) and $(28,976), respectively)	$83,224,505	$14,766,867

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	187

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Midcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,868)	$14,128
Net realized gain (loss) on investments	1,188,107	(605,528)
Net change in unrealized appreciation of investments	79,382	1,372,735

Net increase in net assets resulting from operations	1,264,621	781,335

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(2,214)	—
Class I	(8,251)	—

Total distributions to shareholders	(10,465)	—

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	220,226	103,437
Class I	148,513	60,785
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	186	—
Class I	784	—
Cost of shares redeemed
Class A	(77,042)	(139,466)
Class I	(133,358)	(190,574)

Net increase (decrease) from Fund share transactions	159,309	(165,818)

Net increase in net assets	1,413,465	615,517

NET ASSETS
Beginning of year	4,936,857	4,321,340

End of year (including undistributed net investment loss of $(23,991) and $(15,766), respectively)	$6,350,322	$4,936,857

See Notes to Financial Statements

188	Artio Global Funds ï 2010 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Multicap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2010	October 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,080	$25,830
Net realized gain (loss) on investments	584,975	(367,589)
Net change in unrealized appreciation of investments	546,945	1,247,045

Net increase in net assets resulting from operations	1,133,000	905,286

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(8,327)	—
Class I	(14,635)	(797)

Total distributions to shareholders	(22,962)	(797)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	76,842	118,712
Class I	2,366,268	72,052
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	508	—
Class I	817	576
Cost of shares redeemed
Class A	(80,526)	(126,590)
Class I	(156,949)	(307,842)

Net increase (decrease) from Fund share transactions	2,206,960	(243,092)

Net increase in net assets	3,316,998	661,397

NET ASSETS
Beginning of year	5,037,779	4,376,382

End of year (including undistributed net investment loss of $(22,420) and $(1,550), respectively)	$8,354,777	$5,037,779

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	189

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2010		2009	2008	2007	2006
Net Asset Value, beginning of year	$32.55		$27.23	$47.02	$38.23	$31.45

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.01)		0.27	0.32	0.33	0.23
Net realized and unrealized gain (loss) on investments	5.05		5.15	(20.03)	8.46	6.55

Total income (loss) from investment operations	5.04		5.42	(19.71)	8.79	6.78

Less distributions:
From net investment income	(0.89)		(0.10)	(0.08)	—	—

Total Distributions	(0.89)		(0.10)	(0.08)	—	—

Net Asset Value, end of year	$36.70		$32.55	$27.23	$47.02	$38.23

Total Return	15.65%		19.94%	(42.00)%	23.02%	21.56%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$12,302		$17,703	$16,045	$38,995	$29,852

Ratio of net investment income (loss) to average net assets	(0.04)%		0.99%	0.79%	0.78%	0.65%
Ratio of net expenses to average net assets (1)(3)	1.40	%(4)	1.40%	1.45%	1.42%	1.42%
Ratio of net expenses to average net assets (1)	1.40	%(4)	1.40%	1.40%	1.40%	1.40%

Portfolio turnover rate	195%		320%	200%	185%	162%

(1) The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (3)	1.78	%(4)	1.89%	1.75%	1.99%	2.26%
Ratio of gross expenses to average net assets	1.78	%(4)	1.89%	1.70%	1.97%	2.24%

(2)	Based on average shares outstanding during the period.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

190	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2010		2009	2008	2007	2006
Net Asset Value, beginning of period	$32.80		$27.55	$47.45	$38.48	$31.58

Income (loss) from investment operations:
Net investment income (2)	0.07		0.35	0.39	0.46	0.38
Net realized and unrealized gain (loss) on investments	5.09		5.17	(20.10)	8.51	6.52

Total income (loss) from investment operations	5.16		5.52	(19.71)	8.97	6.90

Less distributions:
From net investment income	(0.95)		(0.27)	(0.19)	—	— (3)

Total Distributions	(0.95)		(0.27)	(0.19)	—	— (3)

Net Asset Value, end of period	$37.01		$32.80	$27.55	$47.45	$38.48

Total Return	15.94%		20.23%	(41.68)%	23.31%	21.89%

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$63,354		$50,021	$47,518	$74,033	$29,598

Ratio of investment income to average net assets	0.21%		1.27%	0.98%	1.08%	1.06%
Ratio of net expenses to average net assets (1)(4)	1.15	%(5)	1.15%	1.20%	1.17%	1.17%
Ratio of net expenses to average net assets (1)	1.15	%(5)	1.15%	1.15%	1.15%	1.15%

Portfolio turnover rate	195%		320%	200%	185%	162%

(1) The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (4)	1.44	%(5)	1.50%	1.45%	1.65%	1.88%
Ratio of gross expenses to average net assets	1.44	%(5)	1.50%	1.40%	1.63%	1.86%

(2)	Based on average shares outstanding during the period.
(3)	Rounds to less than $0.01.
(4)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(5)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	191

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2010		2009		2008		2007	2006
Net Asset Value, beginning of year	$28.20		$24.46	†	$51.95		$43.09	$34.29

Income (loss) from investment operations:
Net investment income (1)	0.27		0.26		0.52		0.71	0.50
Net realized and unrealized gain (loss) on investments	2.48		3.94		(22.03)		12.60	9.87

Total income (loss) from investment operations	2.75		4.20		(21.51)		13.31	10.37

Less distributions:
From net investment income	(2.08)		(0.46)		(0.72)		(0.28)	—
From net realized gains on investments	—		—		(5.26)		(4.17)	(1.57)

Total Distributions	(2.08)		(0.46)		(5.98)		(4.45)	(1.57)

Net Asset Value, end of year	$28.87		$28.20		$24.46	†	$51.95	$43.09

Total Return	10.06%		17.62%		(46.49)%		33.33%	31.20%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$3,692,638		$4,368,400		$4,884,851		$11,619,663	$9,092,359

Ratio of net investment income to average net assets	1.00%		1.09%		1.31%		1.54%	1.28%
Ratio of net expenses to average net assets (2)	1.28	%(3)	1.26%		1.22%		1.24%	1.24%
Ratio of net expenses to average net assets	1.28	%(3)(4)	1.21	%(4)	1.13	%(4)	1.19%	1.19%

Portfolio turnover rate	105%		201%		55%		51%	62%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.28%, 1.21% and 1.13% for the years ended October 31, 2010, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares was $24.44. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year.

See Notes to Financial Statements

192	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2010		2009		2008		2007	2006
Net Asset Value, beginning of year	$28.89		$25.09	†	$53.15		$43.97	$34.96

Income (loss) from investment operations:
Net investment income (1)	0.35		0.33		0.63		0.85	0.52
Net realized and unrealized gain (loss) on investments	2.55		4.03		(22.60)		12.88	10.15

Total income (loss) from investment operations	2.90		4.36		(21.97)		13.73	10.67

Less distributions:
From net investment income	(2.15)		(0.56)		(0.83)		(0.38)	—
From net realized gains on investments	—		—		(5.26)		(4.17)	(1.66)

Total Distributions	(2.15)		(0.56)		(6.09)		(4.55)	(1.66)

Net Asset Value, end of year	$29.64		$28.89		$25.09	†	$53.15	$43.97

Total Return	10.37%		17.91%		(46.37)%		33.65%	31.53%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$5,790,307		$6,389,926		$6,878,409		$15,310,511	$11,077,753

Ratio of investment income to average net assets	1.26%		1.36%		1.56%		1.81%	1.29%
Ratio of net expenses to average net assets (2)	1.02	%(3)	1.01%		0.98%		0.99%	0.99%
Ratio of net expenses to average net assets	1.02	%(3)(4)	0.95	%(4)	0.89	%(4)	0.94%	0.94%

Portfolio turnover rate	105%		201%		55%		51%	62%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.02%, 0.95% and 0.89% for the years ended October 31, 2010, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class I shares was $25.07. The NAV above was restated to correct an error which was identified subsequent to the close of the fiscal year end.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	193

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2010		2009	2008	2007	2006
Net Asset Value, beginning of period	$11.62		$10.15 †	$18.31	$14.07	$10.94

Income (loss) from investment operations:
Net investment income (1)	0.11		0.09	0.19	0.31	0.16
Net realized and unrealized gain (loss) on investments	1.00		1.71	(7.94)	4.01	2.97

Total income (loss) from investment operations	1.11		1.80	(7.75)	4.32	3.13

Less distributions:
From net investment income	(0.55)		(0.33)	(0.14)	(0.03)	—
From net realized gains on investments	—		—	(0.27)	(0.05)	—

Total Distributions	(0.55)		(0.33)	(0.41)	(0.08)	—

Net Asset Value, end of period	$12.18		$11.62	$10.15 †	$18.31	$14.07

Total Return	9.75%		18.23%	(43.18)%	30.89%	28.73%

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$2,156,072		$2,146,222	$1,309,002	$1,980,188	$722,531

Ratio of net investment income to average net assets	0.98%		0.87%	1.25%	1.93%	1.25%
Ratio of net expenses to average net assets (2)(3)	1.29	%(4)	1.27%	1.28%	1.31%	1.33%
Ratio of net expenses to average net assets (5)	1.28	%(4)	1.24%	1.21%	1.29%	1.32%

Portfolio turnover rate	123%		205%	89%	64%	61%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	On March 1, 2006, the expense cap changed from 1.35% to 1.32%.
(4)	Includes interest expense that amounts to less than 0.01%.
(5)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.28%,1.25%, 1.21%, 1.28% and 1.32% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares was $10.16.

See Notes to Financial Statements

194	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2010		2009	2008	2007	2006
Net Asset Value, beginning of period	$11.70		$10.22 †	$18.42	$14.14	$10.96

Income (loss) from investment operations:
Net investment income (1)	0.14		0.12	0.23	0.37	0.20
Net realized and unrealized gain (loss) on investments	1.01		1.72	(7.99)	4.02	2.98

Total income (loss) from investment operations	1.15		1.84	(7.76)	4.39	3.18

Less distributions:
From net investment income	(0.58)		(0.36)	(0.17)	(0.06)	—
From net realized gains on investments	—		—	(0.27)	(0.05)	—

Total Distributions	(0.58)		(0.36)	(0.44)	(0.11)	—

Net Asset Value, end of period	$12.27		$11.70	$10.22 †	$18.42	$14.14

Total Return	9.99%		18.59%	(43.03)%	31.15%	29.11%

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$6,355,205		$6,985,273	$5,218,728	$7,753,276	$2,439,754

Ratio of investment income to average net assets	1.23%		1.18%	1.48%	2.28%	1.54%
Ratio of net expenses to average net assets (2)(3)	1.05	%(4)	1.02%	1.00%	1.03%	1.06%
Ratio of net expenses to average net assets (5)	1.04	%(4)	0.98%	0.93%	1.01%	1.05%

Portfolio turnover rate	123%		205%	89%	64%	61%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	On March 1, 2006, the expense cap changed from 1.08% to 1.05%.
(4)	Includes interest expense that amounts to less than 0.01%.
(5)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 1.04%, 0.99%, 0.93%, 1.01% and 1.05% for the periods October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class I shares was $10.23.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	195

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$13.51	$12.21	$13.41	$13.08	$13.33

Income (loss) from investment operations:
Net investment income (1)	0.52	0.51	0.57	0.57	0.56
Net realized and unrealized gain (loss) on investments	0.69	1.54	(1.07)	0.29	0.07

Total income (loss) from investment operations	1.21	2.05	(0.50)	0.86	0.63

Less distributions:
From net investment income	(0.48)	(0.62)	(0.70)	(0.53)	(0.77)
From net realized gains on investments	—	(0.13)	—	—	(0.11)

Total Distributions	(0.48)	(0.75)	(0.70)	(0.53)	(0.88)

Net Asset Value, end of year	$14.24	$13.51	$12.21	$13.41	$13.08

Total Return	9.16%	17.27%	(4.01)%	6.75%	4.98%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$319,782	$331,224	$302,869	$148,603	$103,732

Ratio of net investment income to average net assets	3.77%	3.98%	4.27%	4.34%	4.32%
Ratio of net expenses to average net assets (2)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net expenses to average net assets (3)	0.69%	0.69%	0.69%	0.69%	0.69%

Portfolio turnover rate(4)	193%	289%	341%	433%	411%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.70%, 0.69%, 0.72%, 0.81% and 0.83% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 164%, 159%, 238%, 220% and 174% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements

196	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$13.47	$12.20	$13.43	$13.12	$13.38

Income (loss) from investment operations:
Net investment income (1)	0.55	0.54	0.57	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.69	1.53	(1.04)	0.29	0.07

Total income (loss) from investment operations	1.24	2.07	(0.47)	0.90	0.67

Less distributions:
From net investment income	(0.55)	(0.67)	(0.76)	(0.59)	(0.82)
From net realized gains on investments	—	(0.13)	—	—	(0.11)

Total Distributions	(0.55)	(0.80)	(0.76)	(0.59)	(0.93)

Net Asset Value, end of year	$14.16	$13.47	$12.20	$13.43	$13.12

Total Return	9.39%	17.56%	(3.84)%	7.13%	5.25%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,305,839	$1,238,512	$963,045	$781,006	$399,187

Ratio of investment income to average net assets	4.01%	4.26%	4.27%	4.61%	4.64%
Ratio of net expenses to average net assets (2)	0.44%	0.43%	0.44%	0.44%	0.44%
Ratio of net expenses to average net assets (3)	0.44%	0.44%	0.44%	0.44%	0.44%

Portfolio turnover rate(4)	193%	289%	341%	433%	411%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.44%, 0.43%, 0.46%, 0.54% and 0.56% for the years October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 164%, 159%, 238%, 220% and 174% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	197

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$10.28	$8.08	$11.05	$10.99	$11.93

Income (loss) from investment operations:
Net investment income (1)	0.82	0.71	0.68	0.76	0.68
Net realized and unrealized gain (loss) on investments	0.77	2.42	(3.00)	0.15	0.43

Total income (loss) from investment operations	1.59	3.13	(2.32)	0.91	1.11

Less distributions:
From net investment income	(0.81)	(0.78)	(0.65)	(0.68)	(1.17)
From net realized gains on investments	—	—	—	(0.10)	(0.88)
Return of capital	—	(0.15)	—	(0.07)	—

Total Distributions	(0.81)	(0.93)	(0.65)	(0.85)	(2.05)

Net Asset Value, end of year	$11.06	$10.28	$8.08	$11.05	$10.99

Total Return	16.08%	42.71%	(22.12)%	8.58%	10.49%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,222,933	$715,541	$139,340	$94,348	$45,930

Ratio of net investment income to average net assets	7.70%	7.83%	6.67%	6.89%	6.16%
Ratio of net expenses to average net assets (2)(3)	1.00%	1.01%	1.02%	1.01%	1.10%
Ratio of net expenses to average net assets (2)(4)	1.00%	1.00%	1.00%	1.00%	1.08%

Portfolio turnover rate	57%	43%	28%	63%	96%

(1)	Based on average shares outstanding during the period.
(2)	On March 1, 2006, the expense cap changed from 1.25% to 1.00%.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and reimbursement of expense previously assumed by the Fund’s investment advisor.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.00%, 1.01%, 1.08%, 1.20%, and 1.35% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements

198	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$9.90	$7.82	$10.71	$10.66	$11.61

Income (loss) from investment operations:
Net investment income (1)	0.82	0.70	0.69	0.77	0.70
Net realized and unrealized gain (loss) on investments	0.74	2.33	(2.90)	0.14	0.40

Total income (loss) from investment operations	1.56	3.03	(2.21)	0.91	1.10

Less distributions:
From net investment income	(0.82)	(0.79)	(0.68)	(0.68)	(1.17)
From net realized gains on investments	—	—	—	(0.10)	(0.88)
Return of capital	—	(0.16)	—	(0.08)	—

Total Distributions	(0.82)	(0.95)	(0.68)	(0.86)	(2.05)

Net Asset Value, end of year	$10.64	$9.90	$7.82	$10.71	$10.66

Total Return	16.39%	42.99%	(21.84)%	8.82%	10.76%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,873,539	$934,054	$221,811	$152,769	$35,100

Ratio of investment income to average net assets	7.96%	8.10%	6.93%	7.15%	6.61%
Ratio of net expenses to average net assets (2)(3)	0.75%	0.76%	0.77%	0.76%	0.81%
Ratio of net expenses to average net assets (2)(4)	0.75%	0.75%	0.75%	0.75%	0.79%

Portfolio turnover rate	57%	43%	28%	63%	96%

(1)	Based on average shares outstanding during the period.
(2)	On March 1, 2006, the expense cap changed from 1.00% to 0.75%.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and reimbursement of expense previously assumed by the Fund’s investment advisor.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expense ratios would have been 0.74%, 0.74%, 0.79%, 0.92% and 1.08% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	199

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class A
							Period Ended
	Year Ended October 31,						October 31,
	2010		2009	2008		2007	2006 (1)
Net Asset Value, beginning of period	$7.70		$6.04	$12.66		$11.26	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.10)		(0.06)	(0.11)		(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	2.17		1.72	(5.11)		1.51	1.29

Total income (loss) from investment operations	2.07		1.66	(5.22)		1.40	1.26

Less distributions:
From net realized gains on investments	—		—	(1.40)		—	—

Total Distributions	—		—	(1.40)		—	—

Net Asset Value, end of period	$9.77		$7.70	$6.04		$12.66	$11.26

Total Return	26.88%		27.48%	(45.85	)%(4)	12.43%	12.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$4,840		$3,236	$2,021		$3,781	$2,955

Ratio of net investment loss to average net assets	(1.12)%		(0.92)%	(1.19)%		(0.90)%	(0.99	)%(5)
Ratio of net expenses to average net assets (6)	1.80	%(7)	1.80%	1.80%		1.80%	1.80	%(5)

Portfolio turnover rate	137%		276%	215%		172%	19	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.61%, 4.25%, 3.80%, 3.52% and 4.52% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(7)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

200	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class I
							Period Ended
	Year Ended October 31,						October 31,
	2010		2009	2008		2007	2006 (1)
Net Asset Value, beginning of period	$7.75		$6.05	$12.71		$11.27	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.08)		(0.04)	(0.08)		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	2.18		1.74	(5.12)		1.51	1.29

Total income (loss) from investment operations	2.10		1.70	(5.20)		1.44	1.27

Less distributions:
From net realized gains on investments	—		—	(1.46)		—	—

Total Distributions	—		—	(1.46)		—	—

Net Asset Value, end of period	$9.85		$7.75	$6.05		$12.71	$11.27

Total Return	27.23%		27.89%	(45.63	)%(4)	12.88%	12.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$6,186		$2,825	$2,046		$3,677	$2,816

Ratio of net investment loss to average net assets	(0.88)%		(0.60)%	(0.89)%		(0.60)%	(0.69	)%(5)
Ratio of net expenses to average net assets (6)	1.50	%(7)	1.50%	1.50%		1.50%	1.50	%(5)

Portfolio turnover rate	137%		276%	215%		172%	19	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.39%, 3.60%, 3.32%, 3.08% and 4.03% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(7)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	201

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class A
						Period Ended
	Year Ended October 31,					October 31,
	2010		2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$8.48		$6.32	$14.13	$11.10	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.09)		(0.04)	(0.03)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	1.68		2.20	(4.82)	3.31	1.11

Total income (loss) from investment operations	1.59		2.16	(4.85)	3.21	1.10

Less distributions:
From net realized gains on investments	—		—	(2.96)	(0.18)	—

Total Distributions	—		—	(2.96)	(0.18)	—

Net Asset Value, end of period	$10.07		$8.48	$6.32	$14.13	$11.10

Total Return	18.87%		34.18%	(41.89)%	29.44%	11.00	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$27,024		$11,277	$2,743	$4,339	$2,807

Ratio of net investment loss to average net assets	(0.94)%		(0.52)%	(0.31)%	(0.85)%	(0.29	)%(4)
Ratio of net expenses to average net assets (5)	1.50	%(6)	1.50%	1.50%	1.50%	1.50	%(4)

Portfolio turnover rate	145%		281%	253%	238%	13	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 1.54%, 2.88%, 3.21%, 2.97% and 4.22% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

202	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class I
						Period Ended
	Year Ended October 31,					October 31,
	2010		2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$8.52		$6.33	$14.18	$11.11	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.07)		(0.01)	— (3)	(0.06)	—
Net realized and unrealized gain (loss) on investments	1.70		2.20	(4.84)	3.32	1.11

Total income (loss) from investment operations	1.63		2.19	(4.84)	3.26	1.11

Less distributions:
From net investment income	—		—	—	(0.01)	—
From net realized gains on investments	—		—	(3.01)	(0.18)	—

Total Distributions	—		—	(3.01)	(0.19)	—

Net Asset Value, end of period	$10.15		$8.52	$6.33	$14.18	$11.11

Total Return	19.25%		34.60%	(41.70)%	29.75%	11.10	%(4)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$56,201		$3,490	$2,450	$4,073	$2,777

Ratio of net investment income (loss) to average net assets	(0.76)%		(0.12)%	(0.02)%	(0.52)%	0.01	%(5)
Ratio of net expenses to average net assets (6)	1.20	%(7)	1.20%	1.20%	1.20%	1.20	%(5)

Portfolio turnover rate	145%		281%	253%	238%	13	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Rounds to less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 1.27%, 2.59%, 2.78%, 2.79% and 3.68% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(7)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	203

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class A
						Period Ended
	Year Ended October 31,					October 31,
	2010		2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$8.15		$6.81	$12.74	$11.05	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.02)		0.01	(0.01)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.07		1.33	(4.94)	1.81	1.04

Total income (loss) from investment operations	2.05		1.34	(4.95)	1.86	1.05

Less distributions:
From net investment income	(0.01)		—	—	(0.13)	—
From net realized gains on investments	—		—	(0.98)	(0.04)	—

Total Distributions	(0.01)		—	(0.98)	(0.17)	—

Net Asset Value, end of period	$10.19		$8.15	$6.81	$12.74	$11.05

Total Return	25.13%		19.68%	(41.91)%	17.16%	10.50	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,209		$2,442	$2,096	$3,646	$2,887

Ratio of net investment income (loss) to average net assets	(0.20)%		0.19%	(0.08)%	0.43%	0.52	%(4)
Ratio of net expenses to average net assets (5)	1.35	%(6)	1.35%	1.35%	1.35%	1.35	%(4)

Portfolio turnover rate	141%		232%	209%	155%	11	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 2.74%, 3.71%, 3.10%, 2.98% and 3.94% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

204	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class I
						Period Ended
	Year Ended October 31,					October 31,
	2010		2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$8.18		$6.82	$12.76	$11.06	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.01		0.03	0.02	0.09	0.01
Net realized and unrealized gain (loss) on investments	2.09		1.33	(4.94)	1.80	1.05

Total income (loss) from investment operations	2.10		1.36	(4.92)	1.89	1.06

Less distributions:
From net investment income	(0.03)		—	—	(0.15)	—
From net realized gains on investments	—		—	(0.98)	(0.04)	—
Return of capital	—		—	(0.04)	—	—

Total Distributions	(0.03)		—	(1.02)	(0.19)	—

Net Asset Value, end of period	$10.25		$8.18	$6.82	$12.76	$11.06

Total Return	25.68%		19.94%	(41.72)%	17.47%	10.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,142		$2,495	$2,226	$3,842	$2,765

Ratio of investment income to average net assets	0.10%		0.49%	0.22%	0.77%	0.22	%(4)
Ratio of net expenses to average net assets (5)	1.05	%(6)	1.05%	1.05%	1.05%	1.05	%(4)

Portfolio turnover rate	141%		232%	209%	155%	11	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 2.59%, 3.01%, 2.62%, 2.51% and 3.46% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	205

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class A
					Period Ended
	Year Ended October 31,				October 31,
	2010	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$8.44	$6.93	$12.84	$11.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.01)	0.03	(0.02)	0.07	—	(3)
Net realized and unrealized gain (loss) on investments	1.65	1.48	(4.75)	1.85	1.10

Total income (loss) from investment operations	1.64	1.51	(4.77)	1.92	1.10

Less distributions:
From net investment income	(0.03)	—	—	(0.13)	—
From net realized gains on investments	—	—	(1.14)	(0.05)	—

Total Distributions	(0.03)	—	(1.14)	(0.18)	—

Net Asset Value, end of period	$10.05	$8.44	$6.93	$12.84	$11.10

Total Return	19.43%	21.79%	(40.40)%	17.47%	11.00	%(4)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$3,001	$2,525	$2,048	$3,620	$2,780

Ratio of net investment income (loss) to average net assets	(0.15)%	0.46%	(0.21)%	0.58%	(0.03	)%(5)
Ratio of net expenses to average net assets (6)	1.30%	1.30%	1.30%	1.30%	1.30	%(5)

Portfolio turnover rate	93%	240%	214%	152%	15	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 2.31%, 3.63%, 3.14%, 2.93% and 3.87% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements

206	Artio Global Funds ï 2010 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class I
					Period Ended
	Year Ended October 31,				October 31,
	2010	2009	2008	2007	2006 (1)
Net Asset Value, beginning of period	$8.48	$6.94	$12.86	$11.11	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.01	0.05	0.01	0.12	0.01
Net realized and unrealized gain (loss) on investments	1.67	1.49	(4.76)	1.84	1.10

Total income (loss) from investment operations	1.68	1.54	(4.75)	1.96	1.11

Less distributions:
From net investment income	(0.05)	— (3)	(0.03)	(0.16)	—
From net realized gains on investments	—	—	(1.14)	(0.05)	—

Total Distributions	(0.05)	— (3)	(1.17)	(0.21)	—

Net Asset Value, end of period	$10.11	$8.48	$6.94	$12.86	$11.11

Total Return	19.85%	22.24%	(40.26)%	17.79%	11.10	%(4)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$5,354	$2,513	$2,328	$3,947	$2,778

Ratio of investment income to average net assets	0.12%	0.76%	0.09%	0.99%	0.27	%(5)
Ratio of net expenses to average net assets (6)	1.00%	1.00%	1.00%	1.00%	1.00	%(5)

Portfolio turnover rate	93%	240%	214%	152%	15	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 2.10%, 2.97%, 2.63%, 2.42% and 3.33% for the periods ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2010 Annual Report	207

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Artio Global Funds consist of the Artio Global Equity Fund Inc. (“Global Equity Fund”) and the Artio Global Investment Funds (the “Trust”). As of October 31, 2010, the Artio Global Funds are comprised of nine funds (each a “Fund” and together, the “Funds”).

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company.

The Trust is organized as a Massachusetts business trust and is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2010, the Trust offered eight diversified investment funds: Artio International Equity Fund (the “International Equity Fund”), Artio International Equity Fund II (the “International Equity Fund II”), Artio Total Return Bond Fund (the “Total Return Bond Fund”), Artio Global High Income Fund (the “Global High Income Fund”), Artio U.S. Microcap Fund (the “U.S. Microcap Fund”), Artio U.S. Smallcap Fund (the “U.S. Smallcap Fund”), Artio U.S. Midcap Fund (the “U.S. Midcap Fund”) and Artio U.S. Multicap Fund (the “U.S. Multicap Fund”).

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. In addition, existing shareholders may continue to invest.

Each of the Artio Global Funds offers multiple share classes. As of October 31, 2010, all of the Funds offered Class A and Class I shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ Prospectuses. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

208	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund	Investment Objective
Global Equity Fund	Seeks to maximize total return, principally through capital appreciation.
International Equity Fund	Seeks long term growth of capital.
International Equity Fund II	Seeks long term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
U.S. Microcap Fund	Seeks long term growth of capital.
U.S. Smallcap Fund	Seeks long term growth of capital.
U.S. Midcap Fund	Seeks long term growth of capital.
U.S. Multicap Fund	Seeks long term growth of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and asked prices. Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with valuation procedures (“Valuation Procedures”) approved by the Global Equity Fund Board of Director’s, and the Trusts’ Board of Trustees (each a “Board” and collectively, “the Boards”), as applicable.

Artio Global Funds ï 2010 Annual Report	209

NOTES TO FINANCIAL STATEMENTS (Continued)

The pricing services may use valuation models or matrix pricing, which considers yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency will be converted into U.S. dollar values. Short-term dollar-denominated investments of appropriate credit quality that mature in 60 days or less are valued on the basis of amortized cost. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectues of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates are not readily available, or if the Adviser believes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be detemined using an industry accepted modeling tool using inputs, which may include yield data, risk free rate, volatility, contract terms, and others, as applicable. In addition, the Adviser, through its pricing committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Boards. These inputs may include prices of similar securities, yield data, the financial condition of the issuer, and other factors, as applicable. The adviser will use both a market and income approach. The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Boards have approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Funds’ NAV. Certain Funds may fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish

210	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical investments

Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds will fair value foreign securities when the advisor does not believe that the closing prices are reflective of fair value due to significant events that occurred subsequent to the close of the foreign markets but before the Funds’ NAV calculations. When securities are fair valued under this method, they will be classified as Level 2 resulting in significant transfers between Level 1 and Level 2. The number of days on which fair value prices will be used depends on market activity. It is possible that fair value prices will be used by the Funds to a significant extent. Foreign securities in the Global Equity Fund, International Equity Fund and International Equity Fund II were fair valued under this method at October 31, 2009. Securities were not fair valued using this method at October 31, 2010, resulting in significant transfers from Level 2 to Level 1 in the fair value hierarchies.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds’ investments:

Artio Global Funds ï 2010 Annual Report	211

NOTES TO FINANCIAL STATEMENTS (Continued)

Global Equity Fund Inc.

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United States	$28,137,483	$—	$—	$28,137,483
China	6,220,939	—	—	6,220,939
United Kingdom	5,424,835	4,098	—	5,428,933
France	3,553,544	—	—	3,553,544
Japan	3,082,383	—	—	3,082,383
Canada	2,909,308	—	—	2,909,308
Russia	2,870,848	—	—	2,870,848
Hong Kong	2,591,899	—	—	2,591,899
Switzerland	2,392,051	—	—	2,392,051
Germany	2,383,492	—	—	2,383,492
South Africa	1,624,409	—	—	1,624,409
Brazil	1,560,076	—	—	1,560,076
Denmark	1,273,596	—	—	1,273,596
Australia	1,252,458	—	—	1,252,458
Netherlands	1,010,322	—	—	1,010,322
South Korea	764,452	—	—	764,452
India	580,941	—	—	580,941
Sweden	570,070	—	—	570,070
Israel	531,975	—	—	531,975
Austria	386,288	—	—	386,288
Singapore	309,577	—	—	309,577
Mexico	255,741	—	—	255,741
Indonesia	242,031	—	—	242,031
Greece	221,811	—	—	221,811
Czech Republic	209,211	—	—	209,211

TOTAL COMMON STOCKS	70,359,740	4,098	—	70,363,838

EQUITY LINKED NOTES
India	—	3,071,369	—	3,071,369
Taiwan	—	903,106	—	903,106

TOTAL EQUITY LINKED NOTES	—	3,974,475	—	3,974,475

PREFERRED STOCKS
Philippines	—	—	132	132

REPURCHASE AGREEMENT
United States	—	748,296	—	748,296

TOTAL INVESTMENTS	70,359,740	4,726,869	132	75,086,741

212	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$193,224	$—	$193,224

TOTAL	$70,359,740	$4,920,093	$132	$75,279,965

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(245,132)	$—	$(245,132)

TOTAL	$—	$(245,132)	$—	$(245,132)

Artio Global Funds ï 2010 Annual Report	213

NOTES TO FINANCIAL STATEMENTS (Continued)

Global Equity Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2009—10/31/2010
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of	Accrued		Unrealized						from Investments
Investments in	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Securities	2009	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2010	October 31, 2010
PREFERRED STOCKS
Philippines	$119	$—	$—	$13	$—	$—	$—	$—	$132	$13

TOTAL	$119	$—	$—	$13	$—	$—	$—	$—	$132	$13

214	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$1,565,582,425	$369,619	$—	$1,565,952,044
China	800,679,492	—	—	800,679,492
Japan	798,199,322	—	—	798,199,322
Germany	592,077,952	—	—	592,077,952
Russia	375,591,770	146,795,133	68,106,050	590,492,953
France	510,615,169	—	—	510,615,169
Switzerland	451,605,091	—	—	451,605,091
India	431,593,657	—	—	431,593,657
Canada	426,034,570	—	—	426,034,570
Hong Kong	296,209,195	—	—	296,209,195
Netherlands	268,405,908	—	—	268,405,908
South Africa	183,975,148	—	—	183,975,148
Brazil	173,916,605	—	—	173,916,605
Australia	165,076,333	—	—	165,076,333
Denmark	145,719,489	—	—	145,719,489
Austria	144,935,311	—	—	144,935,311
Finland	140,048,348	—	—	140,048,348
Sweden	124,658,027	—	—	124,658,027
Czech Republic	110,327,253	—	—	110,327,253
Ukraine	49,743,372	35,407,912	13,209,262	98,360,546
Mexico	97,789,781	—	—	97,789,781
Romania	81,221,990	—	2,293,558	83,515,548
Bulgaria	24,255,915	—	54,704,966	78,960,881
Singapore	64,662,453	—	—	64,662,453
South Korea	62,300,193	—	—	62,300,193
Taiwan	60,143,204	—	—	60,143,204
Ireland	58,951,787	—	—	58,951,787
Poland	55,296,035	—	—	55,296,035
Israel	44,479,078	—	—	44,479,078
Norway	42,414,649	—	—	42,414,649
Greece	41,979,261	—	—	41,979,261
Georgia	40,670,722	—	—	40,670,722
Nigeria	36,405,756	—	—	36,405,756
Italy	26,303,653	—	—	26,303,653
Portugal	22,029,107	—	—	22,029,107
Serbia	19,095,052	—	2,151,880	21,246,932
Lebanon	5,181,607	13,989,227	—	19,170,834
Venezuela	—	—	15,712,433	15,712,433
Indonesia	13,226,870	—	—	13,226,870
Spain	9,701,895	—	—	9,701,895

Artio Global Funds ï 2010 Annual Report	215

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Kenya	$7,858,362	$—	$—	$7,858,362
Zambia	—	—	7,450,917	7,450,917
Latvia	—	—	2,789,232	2,789,232
Croatia	19,291	—	—	19,291

TOTAL COMMON STOCKS	8,568,981,098	196,561,891	166,418,298	8,931,961,287

EXCHANGE-TRADED FUNDS
Multinational	218,907,798	—	—	218,907,798
Australia	12,635,894	—	—	12,635,894
Romania	7,778,227	—	—	7,778,227
Sweden	7,109,714	—	—	7,109,714
Russia	—	—	1,389,510	1,389,510

TOTAL EXCHANGE-TRADED FUNDS	246,431,633	—	1,389,510	247,821,143

EQUITY LINKED NOTES
Taiwan	—	115,645,778	—	115,645,778
India	—	69,732,530	—	69,732,530
Serbia	—	16,797,355	—	16,797,355
Ukraine	—	—	529,552	529,552

TOTAL EQUITY LINKED NOTES	—	202,175,663	529,552	202,705,215

PREFERRED STOCKS
Germany	78,991,319	—	—	78,991,319
Russia	13,549,309	—	—	13,549,309
Bulgaria	—	10,984,761	—	10,984,761
Philippines	—	—	26,797	26,797

TOTAL PREFERRED STOCKS	92,540,628	10,984,761	26,797	103,552,186

FOREIGN GOVERNMENT COMPENSATION NOTES
Bulgaria	6,110,940	423,238	—	6,534,178

INVESTMENT COLLATERAL FROM SECURITY LENDING
United States	323,390,282	—	—	323,390,282

TOTAL INVESTMENTS	9,237,454,581	410,145,553	168,364,157	9,815,964,291

FORWARD FOREIGN EXCHANGE CONTRACTS	—	104,526,225	—	104,526,225

TOTAL	$9,237,454,581	$514,671,778	$168,364,157	$9,920,490,516

216	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(158,833,874)	$—	$(158,833,874)

TOTAL	$—	$(158,833,874)	$—	$(158,833,874)

Artio Global Funds ï 2010 Annual Report	217

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2009—10/31/2010
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
										(Depreciation)
				Change in						from
	Balance as of	Accrued		Unrealized						Investments
Investments in	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Securities	2009	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2010	October 31, 2010
COMMON STOCKS
Bulgaria	$10,480,179	$—	$(358)	$17,191,379	$10,137,154	$(10,136,796)	$27,033,408	$—	$54,704,966	$17,191,379
Latvia	2,963,033	—	—	(173,801)	—	—	—	—	2,789,232	(173,801)
Romania	—	—	—	(890,434)	—	—	3,183,992	—	2,293,558	(890,433)
Russia	12,364,077	—	—	21,180,514	15,204,986	—	21,247,278	(1,890,805)	68,106,050	20,533,119
Serbia	32,215,204	—	(1,114,952)	(11,787,511)	—	(464,904)	—	(16,695,957)	2,151,880	(1,231,643)
Ukraine	32,461,138	—	—	(722,297)	—	—	4,034,020	(22,563,599)	13,209,262	1,017,988
Venezuela	20,797,915	—	—	(5,085,482)	—	—	—	—	15,712,433	(5,085,482)
Zambia	8,081,113	—	—	(630,196)	—	—	—	—	7,450,917	(630,196)
EQUITY LINKED NOTES
Ukraine	—	—	—	(32,595)	—	—	562,147	—	529,552	(32,595)
EXCHANGE-TRADED FUNDS
Russia	1,157,925	—	—	231,585	—	—	—	—	1,389,510	231,585
PREFERRED STOCKS
Philippines	24,212	—	—	2,585	—	—	—	—	26,797	2,585
Russia	7,101,650	—	—	(143,675)	—	—	—	(6,957,975)	—	—

TOTAL	$127,646,446	$—	$(1,115,310)	$19,140,072	$25,342,140	$(10,601,700)	$56,060,845	$(48,108,336)	$168,364,157	$30,932,506

218	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$1,425,926,735	$386,587	$—	$1,426,313,322
Japan	718,668,705	—	—	718,668,705
China	669,375,452	—	—	669,375,452
Germany	568,242,677	—	—	568,242,677
Russia	496,429,854	47,899,695	—	544,329,549
France	498,051,530	—	—	498,051,530
India	426,314,580	—	—	426,314,580
Canada	419,731,569	—	—	419,731,569
Switzerland	409,196,463	—	—	409,196,463
Hong Kong	282,049,114	—	—	282,049,114
Netherlands	253,744,713	—	—	253,744,713
South Africa	233,402,403	—	—	233,402,403
Brazil	189,419,109	—	—	189,419,109
Australia	163,066,932	—	—	163,066,932
Denmark	142,322,751	—	—	142,322,751
Sweden	126,363,608	—	—	126,363,608
Finland	109,367,322	—	—	109,367,322
Czech Republic	103,416,035	—	—	103,416,035
Mexico	97,090,655	—	—	97,090,655
Austria	94,737,135	—	—	94,737,135
South Korea	80,431,652	—	—	80,431,652
Ireland	58,068,520	—	—	58,068,520
Singapore	56,125,671	—	—	56,125,671
Taiwan	53,553,539	—	—	53,553,539
Israel	42,237,985	—	—	42,237,985
Greece	41,433,625	—	—	41,433,625
Romania	39,816,596	—	—	39,816,596
Norway	38,642,013	—	—	38,642,013
Nigeria	27,208,957	—	—	27,208,957
Italy	24,426,850	—	—	24,426,850
Ukraine	13,901,794	8,070,128	—	21,971,922
Portugal	19,854,651	—	—	19,854,651
Lebanon	—	16,688,273	—	16,688,273
Indonesia	11,886,931	—	—	11,886,931
Spain	8,764,105	—	—	8,764,105
Kenya	8,495,157	—	—	8,495,157

TOTAL COMMON STOCKS	7,951,765,388	73,044,683	—	8,024,810,071

EXCHANGE-TRADED FUND
Multinational	206,627,273	—	—	206,627,273

Artio Global Funds ï 2010 Annual Report	219

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
EQUITY LINKED NOTES
Taiwan	$—	$114,004,787	$—	$114,004,787
India	—	77,628,824	—	77,628,824

TOTAL EQUITY LINKED NOTES	—	191,633,611	—	191,633,611

PREFERRED STOCKS
Germany	74,094,065	—	—	74,094,065
Russia	5,241,462	—	—	5,241,462
Philippines	—	—	20,193	20,193

TOTAL PREFERRED STOCKS	79,335,527	—	20,193	79,355,720

INVESTMENT COLLATERAL FROM SECURITY LENDING
United States	244,252,923	—	—	244,252,923

TOTAL INVESTMENTS	8,481,981,111	264,678,294	20,193	8,746,679,598

FORWARD FOREIGN EXCHANGE CONTRACTS	—	89,386,139	—	89,386,139

TOTAL	$8,481,981,111	$354,064,433	$20,193	$8,836,065,737

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(137,479,785)	$—	$(137,479,785)

TOTAL	$—	$(137,479,785)	$—	$(137,479,785)

220	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2009—10/31/2010
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of	Accrued		Unrealized						from Investments
Investments in	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Securities	2009	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2010	October 31, 2010
PREFERRED STOCKS
Philippines	$18,244	$—	$—	$1,949	$—	$—	$—	$—	$20,193	$1,949
Russia	652,210	—	—	(13,195)	—	—	—	(639,015)	—	—

TOTAL	$670,454	$—	$—	$(11,246)	$—	$—	$—	$(639,015)	$20,193	$1,949

Artio Global Funds ï 2010 Annual Report	221

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
ASSET BACKED SECURITIES
United States	$—	$538,168,393	$—	$538,168,393
Russia	—	—	474,640	474,640

TOTAL ASSET BACKED SECURITIES	—	538,168,393	474,640	538,643,033

CORPORATE BONDS
United States	—	230,030,571	—	230,030,571
United Kingdom	—	36,122,832	—	36,122,832
France	—	34,919,029	—	34,919,029
Supranational	—	33,138,210	—	33,138,210
Netherlands	—	25,529,927	—	25,529,927
Canada	—	21,163,216	—	21,163,216
Australia	—	19,124,751	—	19,124,751
Hong Kong	—	9,214,220	—	9,214,220
Brazil	—	6,724,886	—	6,724,886
Germany	—	6,459,490	—	6,459,490
Norway	—	5,268,465	—	5,268,465
Switzerland	—	2,927,767	—	2,927,767

TOTAL CORPORATE BONDS	—	430,623,364	—	430,623,364

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
United States	—	324,980,880	—	324,980,880

FOREIGN GOVERNMENT AND AGENCY BONDS
Brazil	—	87,386,722	—	87,386,722
Canada	—	68,830,217	—	68,830,217
Poland	—	39,938,796	—	39,938,796
Mexico	—	39,420,129	—	39,420,129
Australia	—	26,793,207	—	26,793,207
Qatar	—	8,014,738	—	8,014,738
Norway	—	4,140,257	—	4,140,257

TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS	—	274,524,066	—	274,524,066

MUNICIPAL OBLIGATION
United States	—	1,775,573	—	1,775,573

REPURCHASE AGREEMENT
United States	—	79,015,798	—	79,015,798

TOTAL INVESTMENTS	—	1,649,088,074	474,640	1,649,562,714

222	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$2,724,421	$—	$2,724,421

TOTAL	$—	$1,651,812,495	$474,640	$1,652,287,135

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(4,823,659)	$—	$(4,823,659)

TOTAL	$—	$(4,823,659)	$—	$(4,823,659)

Artio Global Funds ï 2010 Annual Report	223

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2009—10/31/2010
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of	Accrued		Unrealized						from Investments
Investments in	October 31,	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Securities	2009	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2010	October 31, 2010
ASSET BACKED SECURITIES
Russia	$556,183	$—	$6,069	$210,698	$—	$(298,310)	$—	$—	$474,640	$210,698

TOTAL	$556,183	$—	$6,069	$210,698	$—	$(298,310)	$—	$—	$474,640	$210,698

224	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CORPORATE BONDS
United States	$—	$1,595,944,369	$—	$1,595,944,369
Canada	—	130,090,552	—	130,090,552
United Kingdom	—	91,267,725	37,359,707	128,627,432
Netherlands	—	79,049,391	—	79,049,391
Germany	—	61,046,595	—	61,046,595
Italy	—	44,802,837	—	44,802,837
Ireland	—	40,383,150	3,889,643	44,272,793
Brazil	—	39,411,314	—	39,411,314
Indonesia	—	33,636,650	—	33,636,650
Czech Republic	—	30,217,476	—	30,217,476
Norway	—	26,084,619	—	26,084,619
Russia	—	16,798,438	—	16,798,438
France	—	14,401,634	—	14,401,634
Switzerland	—	9,264,090	—	9,264,090
Mexico	—	4,193,703	—	4,193,703
Greece	—	2,421,400	—	2,421,400
Sweden	—	181,665	—	181,665

TOTAL CORPORATE BONDS	—	2,219,195,608	41,249,350	2,260,444,958

BANK LOANS
United States	—	360,755,393	53,898,951	414,654,344
United Kingdom	—	46,714,191	—	46,714,191
Germany	—	30,425,747	—	30,425,747
Netherlands	—	16,865,898	—	16,865,898
Canada	—	—	3,466,487	3,466,487
Norway	—	1,469,000	—	1,469,000

TOTAL BANK LOANS	—	456,230,229	57,365,438	513,595,667

FOREIGN GOVERNMENT BONDS
Brazil	—	46,921,866	—	46,921,866
Indonesia	—	29,234,580	—	29,234,580
Ghana	—	—	13,370,287	13,370,287
Venezuela	—	7,111,817	—	7,111,817

TOTAL FOREIGN GOVERNMENT BONDS	—	83,268,263	13,370,287	96,638,550

CONVERTIBLE BOND
United States	—	20,629,181	—	20,629,181

PREFERRED STOCKS
United States	36,720	14,275,103	—	14,311,823

Artio Global Funds ï 2010 Annual Report	225

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CREDIT LINKED NOTE
Ukraine	$—	$—	$7,234,591	$7,234,591

COMMON STOCK
United States	559,860	—	—	559,860

REPURCHASE AGREEMENT
United States	—	173,262,426	—	173,262,426

TIME DEPOSIT
United States	—	8,550,000	—	8,550,000

TOTAL INVESTMENTS	596,580	2,975,410,810	119,219,666	3,095,227,056

FORWARD FOREIGN EXCHANGE CONTRACTS	—	2,092,232	—	2,092,232

SWAPS	—	9,544,321	—	9,544,321

TOTAL	$596,580	$2,987,047,363	$119,219,666	$3,106,863,609

Liabilities Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(17,732,811)	$—	$(17,732,811)

SWAPS	—	(797,128)	—	(797,128)

TOTAL	$—	$(18,529,939)	$—	$(18,529,939)

226	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund
Summary Fair Value Level 3 Rollforward Report
Reporting Period: 10/31/2009—10/31/2010
Transfer In—Beginning of Period / Transfer Out—End of Period

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
	Balance as of	Accrued		Unrealized						from Investments
Investments in	October 31,	Discounts	Realized Gain	Appreciation	Net		Net Transfers	Net Transfers	Balance as of	Held at
Securities	2009	(Premiums)	(Loss)	(Depreciation)	Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2010	October 31, 2010
BANK LOANS
Canada	$2,793,523	$13,528	$22,383	$(1,351,830)	$4,830,144	$(2,841,261)	$—	$—	$3,466,487	$(1,353,187)
United States	26,618,055	1,371,085	(174,377)	246,608	73,811,302	(18,859,495)	—	(29,114,227)	53,898,951	1,027,412
CORPORATE BONDS
Brazil	12,660,155	(297,554)	—	2,658,584	5,721,293	—	—	(20,742,478)	—	—
Ghana	7,202,638	—	51,812	(134,031)	—	(7,120,419)	—	—	—	—
Hungary	612,548	(17)	(437,641)	507,272	—	(682,162)	—	—	—	—
Ireland	998,650	(1,337)	—	(150,032)	4,042,362	(1,000,000)	—	—	3,889,643	(152,719)
Japan	473,554	—	(12,125)	11,446	—	(472,875)	—	—	—	—
Mexico	3,984,038	—	—	209,666	—	—	—	(4,193,704)	—	—
Netherlands	11,422,048	333,382	18,997	2,506,144	16,644,527	(480,394)	—	(30,444,704)	—	—
United Kingdom	—	15,483	—	2,640,507	34,703,717	—	—	—	37,359,707	2,640,507
United States	6,709,532	124,751	318,540	1,557,390	4,605,650	(5,221,538)	—	(8,094,325)	—	—
CREDIT LINKED NOTES
Ukraine	—	83,660	—	1,345,874	5,805,057	—	—	—	7,234,591	1,345,874
FOREIGN GOVERNMENT BONDS
Ghana	—	215,190	—	935,833	12,219,264	—	—	—	13,370,287	935,833

TOTAL	$73,474,741	$1,858,171	$(212,411)	$10,983,431	$162,383,316	$(36,678,144)	$—	$(92,589,438)	$119,219,666	$4,443,720

Artio Global Funds ï 2010 Annual Report	227

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Microcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Banks	$1,355,808	$—	$—	$1,355,808
Semiconductors & Semiconductor Equipment	1,315,520	—	—	1,315,520
Capital Goods	990,121	—	—	990,121
Pharmaceuticals & Biotechnology	884,273	—	—	884,273
Diversified Financials	770,181	—	—	770,181
Commercial & Professional Services	644,064	—	—	644,064
Materials	577,484	—	—	577,484
Retailing	546,649	—	—	546,649
Media	536,453	—	—	536,453
Energy	535,365	—	—	535,365
Technology Hardware & Equipment	517,079	—	—	517,079
Software & Services	469,327	—	—	469,327
Transportation	461,104	—	—	461,104
Health Care Equipment & Services	437,319	—	—	437,319
Consumer Services	413,288	—	—	413,288
Household & Personal Products	195,742	—	—	195,742
Automobiles & Components	167,179	—	—	167,179
Consumer Durables & Apparel	161,629	—	—	161,629

TOTAL COMMON STOCKS	10,978,585	—	—	10,978,585

TOTAL INVESTMENTS	10,978,585	—	—	10,978,585

TOTAL	$10,978,585	$—	$—	$10,978,585

228	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Smallcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Semiconductors & Semiconductor Equipment	$10,099,238	$—	$—	$10,099,238
Retailing	7,585,658	—	—	7,585,658
Pharmaceuticals & Biotechnology	7,432,994	—	—	7,432,994
Diversified Financials	7,104,372	—	—	7,104,372
Capital Goods	7,102,733	—	—	7,102,733
Banks	6,398,934	—	—	6,398,934
Energy	5,399,425	—	—	5,399,425
Materials	4,852,361	—	—	4,852,361
Technology Hardware & Equipment	4,294,768	—	—	4,294,768
Health Care Equipment & Services	4,096,202	—	—	4,096,202
Software & Services	3,433,475	—	—	3,433,475
Commercial & Professional Services	2,965,561	—	—	2,965,561
Consumer Services	2,878,103	—	—	2,878,103
Media	1,910,643	—	—	1,910,643
Insurance	1,739,904	—	—	1,739,904
Transportation	1,670,282	—	—	1,670,282
Consumer Durables & Apparel	1,408,234	—	—	1,408,234
Household & Personal Products	1,156,161	—	—	1,156,161
Food, Beverage & Tobacco	1,068,314	—	—	1,068,314

TOTAL COMMON STOCKS	82,597,362	—	—	82,597,362

REPURCHASE AGREEMENT	—	379,762	—	379,762

TOTAL INVESTMENTS	82,597,362	379,762	—	82,977,124

TOTAL	$82,597,362	$379,762	$—	$82,977,124

Artio Global Funds ï 2010 Annual Report	229

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Midcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Pharmaceuticals & Biotechnology	$597,007	$—	$—	$597,007
Software & Services	580,816	—	—	580,816
Diversified Financials	545,289	—	—	545,289
Semiconductors & Semiconductor Equipment	503,926	—	—	503,926
Energy	501,361	—	—	501,361
Retailing	485,996	—	—	485,996
Materials	466,264	—	—	466,264
Capital Goods	450,782	—	—	450,782
Commercial & Professional Services	338,685	—	—	338,685
Banks	289,267	—	—	289,267
Health Care Equipment & Services	257,372	—	—	257,372
Consumer Services	215,976	—	—	215,976
Food, Beverage & Tobacco	183,812	—	—	183,812
Technology Hardware & Equipment	150,439	—	—	150,439
Transportation	148,804	—	—	148,804
Insurance	122,898	—	—	122,898
Real Estate	119,730	—	—	119,730
Consumer Durables & Apparel	110,419	—	—	110,419
Media	95,485	—	—	95,485
Household & Personal Products	84,519	—	—	84,519
Food & Staples Retailing	63,600	—	—	63,600

TOTAL COMMON STOCKS	6,312,447	—	—	6,312,447

TOTAL INVESTMENTS	6,312,447	—	—	6,312,447

TOTAL	$6,312,447	$—	$—	$6,312,447

230	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Multicap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Diversified Financials	$1,058,296	$—	$—	$1,058,296
Technology Hardware & Equipment	896,892	—	—	896,892
Pharmaceuticals & Biotechnology	837,482	—	—	837,482
Capital Goods	828,008	—	—	828,008
Software & Services	734,480	—	—	734,480
Energy	632,563	—	—	632,563
Materials	625,276	—	—	625,276
Food, Beverage & Tobacco	428,950	—	—	428,950
Health Care Equipment & Services	417,314	—	—	417,314
Consumer Services	313,435	—	—	313,435
Retailing	296,092	—	—	296,092
Banks	259,757	—	—	259,757
Transportation	190,244	—	—	190,244
Semiconductors & Semiconductor Equipment	187,125	—	—	187,125
Media	163,374	—	—	163,374
Commercial & Professional Services	161,774	—	—	161,774
Household & Personal Products	141,752	—	—	141,752
Consumer Durables & Apparel	114,502	—	—	114,502

TOTAL COMMON STOCKS	8,287,316	—	—	8,287,316

TOTAL INVESTMENTS	8,287,316	—	—	8,287,316

TOTAL	$8,287,316	$—	$—	$8,287,316

Artio Global Funds ï 2010 Annual Report	231

NOTES TO FINANCIAL STATEMENTS (Continued)

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund’s available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund’s holding period is determinable. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund’s holding period. The value of the collateral at all times is equal to at least 102% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds’ investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The Funds primarily engage in repurchase agreements with Fixed Income Clearing Corporation (FICC) through their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period as defined by the Funds’ Valuation Procedures. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments denominated in foreign currencies which result from changes in foreign currencies have been included in the net unrealized appreciation or depreciation of investments. Net realized currency gains and losses include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and sale trade date is included in realized gains and losses on security transactions.

d) Forward foreign currency contracts: As part of their investment strategy, Funds entered into forward foreign currency contracts to manage the portfolio holdings against currency risks. Funds also utilized forward foreign currency contracts to

232	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

reduce or eliminate underweighted positions in a currency relative to its benchmark when purchasing underlying investments denominated in that currency is not advisable by the adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date in the manner set forth by the Funds’ Valuation Procedures. The change in fair value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell foreign currency limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that have limited trading or are denominated in non-convertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to one year, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or to hedge exposure to foreign currencies that are not internationally traded. With respect to a Fund’s obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will earmark liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract. The Funds’ maximum risk of loss from counterparty credit risk is the unrealized appreciation of forward foreign exchange contracts recorded on the Statement of Asset and Liabilities.

Artio Global Funds ï 2010 Annual Report	233

NOTES TO FINANCIAL STATEMENTS (Continued)

e) Bank loans: The Global High Income Fund may invest in bank loans. Bank loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect this Fund’s NAV.

The Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Fund to lose money on its investment, which in turn could affect the Fund’s returns. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered

234	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

At October 31, 2010, there were three unfunded commitments which amounted to $23,305,533 of par and and had cost and fair value of $19,278,187 and $22,242,197, respectively.

f) Foreign securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Financial futures contracts: In order to gain exposure to or protect against changes in security values, the Funds bought and sold futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in fair values of securities held by the Funds and the prices of future contracts, and the possibility of an illiquid market. To the extent fluctuations in value are not settled with the counterparty on a daily basis, the Funds are also subject to the credit risk of the counterparty. Cash collateral for futures contracts outstanding may be held by the broker on certain contracts. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. The Funds entered into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds generally agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Operations as unrealized gains or losses until the contracts are

Artio Global Funds ï 2010 Annual Report	235

NOTES TO FINANCIAL STATEMENTS (Continued)

closed, at which point they are recorded as net realized gains or losses on futures contracts.

The Funds entered into swap contracts that function similar to futures contracts (synthetic futures) to gain exposure and to protect against changes in security values. Generally these contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty, however they do require hard segregation of cash. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. The Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The accounting treatment of such contracts is similar to that described above for standard futures contracts. The Funds disclose synthetic futures with other futures contracts. The Funds’ maximum risk of loss associated with futures contracts is minimal since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantee the futures contracts against default. The Fund’s maximum risk of loss due to counterparty credit risk for synthetic futures contracts is the unrealized appreciation for synthetic futures contracts.

h) Options: The Funds may write options to generate current income and to manage investment risk. Each Fund may write any call option or put option that is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. When a Fund writes a call option or a put option, an amount equal to the premium received by that Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, that Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security the Fund purchased upon exercise. The Funds will only write covered options.

236	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 5% of its total assets to purchase both put options on portfolio securities and instruments in which it may invest and an additional 5% of its total assets to purchase call options on securities and instruments in which it may invest. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and a Fund will realize a loss. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Each Fund, except the Total Return Bond Fund, may purchase and sell call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. The Fund’s maximum risk of loss from counterparty risk related to non-exchange traded purchased options is the fair value of the investment. The Funds’ maximum risk of loss from counterparty risk related to written non-exchange traded options is minimal as the Funds’ receive the premium when the options are sold. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

i) Swaps: The Funds entered into interest rate, total return and credit default swaps primarily to preserve a return or spread on a particular investment or portion of their portfolio. The Funds may also enter into currency and index swaps to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of

Artio Global Funds ï 2010 Annual Report	237

NOTES TO FINANCIAL STATEMENTS (Continued)

floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one party to be “long” a third-party credit risk, and the other party to be “short” the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the investment adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements on the swap contracts, is rated at least A by Standard & Poor’s (S&P) or Moody’s or has an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from couterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Certain Funds hold derivative instruments which contain credit-risk-related contingent provisions. If the Fund’s net assets were to fall below certain thresholds from the prior fiscal year net assets, it would be in violation of these provisions, and the

238	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on October 31, 2010, is $797,128 for which the Global High Income Fund has pledged collateral of $1,020,000 in the normal course of business.

j) Securities lending: Global Equity Fund, International Equity Fund, International Equity Fund II, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund have established securities lending agreements with State Street Bank and Trust Company (“State Street”) in which the Funds lend portfolio securities to a broker. In exchange, collateral consisting of either cash or U.S. government securities in an amount of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned will be maintained at all times. These Funds may loan securities to brokers, dealers, and financial institutions determined by Artio Global Management LLC, (“Artio Global” or “Adviser”) to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in the State Street Navigator Securities Lending Prime Portfolio. These Funds receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

The security lending income net of the loan rebate fee for the Global Equity Fund, International Equity Fund and the International Equity Fund II, amounted to $243, $7,261,120 and $6,505,334, respectively, for the year ended October 31, 2010 and is included in securities lending income in the Statement of Operations.

As of October 31, 2010, the value of the securities on loan and the value of the collateral was as follows:

	Fair Value of
	Securities on Loan	Value of Collateral
International Equity Fund	$314,517,357	$323,390,282
International Equity Fund II	236,855,549	244,252,923

Artio Global Funds ï 2010 Annual Report	239

NOTES TO FINANCIAL STATEMENTS (Continued)

k) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income is recorded in the Statement of Operations on the ex-dividend date or when the Funds become aware of the dividend distribution in the case of certain foreign securities. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

The Funds are subject to an Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. The IOF tax has been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

l) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. Total Return Bond Fund and Global High Income Fund declare and pay dividends monthly. International Equity Fund, International Equity Fund II, Global Equity Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

m) Federal income taxes: The Global Equity Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

The Adviser has performed an analysis of each Fund’s tax positions for the open tax years as of October 31, 2010 and has concluded that no provisions for income tax are required. The Adviser is not aware of any events that are reasonably possible to

240	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof. The Funds’ income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

3.	Investment Advisory Fee and Other Transactions

Artio Global serves as the Funds’ investment adviser. Artio Global receives advisory fees, based on average net assets, at the following rates:

Global Equity Fund	0.90%
International Equity Fund	0.90% of the first 7.5 billion
0.88% of the next 2.5 billion
0.85% of any in excess of 10 billion
International Equity Fund II	0.90% of the first 7.5 billion
0.88% of the next 2.5 billion
0.85% of any in excess of 10 billion
Total Return Bond Fund	0.35%
Global High Income Fund	0.65%
U.S. Microcap Fund	1.25%
U.S. Smallcap Fund	0.95%
U.S. Midcap Fund	0.80%
U.S. Multicap Fund	0.75%

Effective May 1, 2008, the Adviser agreed to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily net assets. This waiver may be terminated at any time by the Funds’ Boards.

The Adviser has contractually agreed to reimburse certain expenses of the Funds listed in the table below, through February 28, 2011, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average daily net assets are limited (the “Expense Limit”) as specified in the table below. Any Fund with a reimbursement plan has agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund’s annual operating expenses to exceed the Expense Limit in place at the time of the reimbursement. Any such recoupment must be made within three years after the year in which the Adviser incurred the expense. The table below specifies the reimbursement made to each Fund by the Adviser for the year ended October 31, 2010 and the Adviser’s potential recoupment as of October 31, 2010.

Artio Global Funds ï 2010 Annual Report	241

NOTES TO FINANCIAL STATEMENTS (Continued)

			Total
			Expenses		Expenses	Total
			Eligible for	Expenses	Recouped	Expenses
			Recoupment -	Waived -	or Expired -	Eligible for
	Expense Limitations		Beginning	Current	Current	Recoupment -
	Class A	Class I	of Period	Period	Period	October 31, 2010
Global Equity Fund	1.40%	1.15%	$872,631	$226,359	$(377,251)	$721,739
Total Return Bond Fund	0.69%	0.44%	904,797	10,609	(698,492)	216,914
Global High Income Fund	1.00%	0.75%	441,049	—	(326,160)	114,889
U.S. Microcap Fund	1.80%	1.50%	324,603	87,348	(115,922)	296,029
U.S. Smallcap Fund	1.50%	1.20%	319,905	36,593	(114,682)	241,816
U.S. Midcap Fund	1.35%	1.05%	301,328	89,426	(108,233)	282,521
U.S. Multicap Fund	1.30%	1.00%	306,861	85,087	(107,939)	284,009

The expenses eligible for recoupment at October 31, 2010 are set to expire as follows:

		Expire
	Amount	October 31,
Global Equity Fund	$255,173	2011
	240,207	2012
	226,359	2013
Total Return Bond Fund	$206,305	2011
	—	2012
	10,609	2013
Global High Income Fund	$108,448	2011
	6,441	2012
	—	2013
U.S. Microcap Fund	$113,400	2011
	95,281	2012
	80,640	2013
U.S. Smallcap Fund	$115,741	2011
	89,482	2012
	28,052	2013
U.S. Midcap Fund	$105,181	2011
	87,914	2012
	81,503	2013
U.S. Multicap Fund	$107,874	2011
	91,048	2012
	76,998	2013

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated commission are amounts earned by the Funds and are included with income on

242	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

investments presented in the Statement of Operations. For the year ended October 31, 2010, brokerage commissions rebated under these agreements were as follows:

Rebated
Commissions
Global Equity Fund	$132
International Equity Fund	38,214
International Equity Fund II	37,257
Total Return Bond Fund	—
Global High Income Fund	—
U.S. Microcap Fund	—
U.S. Smallcap Fund	—
U.S. Midcap Fund	—
U.S. Multicap Fund	—

The Funds entered into expense offset arrangements as part of their custody agreement with State Street. Under this agreement, the custody fees for the International Equity Fund, International Equity Fund II, Total Return Bond Fund, and Global High Income Fund were reduced by $248,856, $306,353, $5,753, and $47,772 respectively, for the year ended October 31, 2010 due to earnings credits on cash balances maintained by the Funds in foreign sub-custodial accounts. These amounts may vary significantly over time based on the Adviser’s decisions regarding cash positions held in the Funds and current interest rates.

4.	Distribution and Shareholder Services Plans

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan each Fund’s Class A shares may compensate certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds will adjust accruals accordingly for any unused or surplus balances on an annual basis. The Adviser may pay additional marketing and other distribution costs out of its profits.

Quasar Distributors, LLC (“Quasar” or “Distributor”) is the Distributor of the Funds’ shares.

Under their terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’

Artio Global Funds ï 2010 Annual Report	243

NOTES TO FINANCIAL STATEMENTS (Continued)

members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The International Equity Fund is closed to new shareholders (at the account level). As a result, all 12b-1 payments made by the International Equity Fund are only to compensate certain financial intermediaries for shareholder servicing and/or asset retention.

5.	Derivative Instruments

a) Financial futures contracts:

At October 31, 2010, the Funds did not have any outstanding futures contracts.

b) Written Options:

The Funds did not invest in written options during the year ended October 31, 2010.

c) Swaps:

The Global High Income Fund entered into the following swap transactions as of October 31, 2010:

Global High Income Fund

Interest Rate Swaps

Notional		Expiration			Fixed	Variable	Fair
Amount	Currency	Date	Counterparty	Receive (Pay)#	Rate	Rate	Value
109,800,000	USD	06/07/2015	Deutsche Bank	Receive	2.490%	3-month LIBOR	$7,013,483

							$7,013,483

#	Receive–Fund receives fixed rate and pays variable rate.
(Pay)–Fund pays fixed rate and receives variable rate.

Credit Default Swaps

Notional		Expiration			Annual	Deliverable	Fair
Amount	Currency	Date	Counterparty	Receive (Pay)ˆ	Premium	on Default	Value
6,800,000	USD	09/20/2015	JPMorgan Chase	(Pay)	5.000%	K. Hovanian Enterprises	$2,192,481

							$2,192,481

						Premiums to (Pay)	$1,768,000

ˆ	Receive–Fund receives premium and sells credit protection.
(Pay)–Fund pays premium and buys credit protection.

244	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Credit Default Swaps on Credit Indices-Sell Protection (1)

						Upfront		Net
	Fixed-Deal			Original	Current	Premiums		Unrealized
Reference	Received	Maturity		Notional	Notional	Paid/	Fair	Appreciation/
Obligation	Rate	Date	Counterparty	Amount	Amount (2)	(Received)	Value (3)	(Depreciation)
Grohe Holding Gmbh(T)	5.00%	09/20/2015	UBS AG	$9,750,000	$9,750,000	$(1,553,632)	$(797,128)	$756,504
CDX.NA.HY-15(T)	5.00%	12/20/2015	Deutsche Bank	36,100,000	36,100,000	135,375	338,357	202,982

				$45,850,000		$(1,418,257)	$(458,771)	$959,486

(T)	The Fund entered into this contract for speculative purposes.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

d) Quantitative Disclosure of Derivative Holdings:

Funds use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposure of the Funds’ portfolios. Derivatives relate to securities, interest rates, exchange rates, inflation rates, commodities and indices, and include swaps and exchange traded and over-the-counter contracts. As of and for the year ended October 31, 2010, derivative summary tables for each Fund are as follows:

Global Equity Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$193,244	$—	$—	$—	$—	$193,244

Total Value		$—	$193,244	$—	$—	$—	$—	$193,244

Artio Global Funds ï 2010 Annual Report	245

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$245,132	$—	$—	$—	$—	$245,132

Total Value		$—	$245,132	$—	$—	$—	$—	$245,132

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$(2,718)	$—	$—	$(2,718)
Swaps Contracts	Swap contracts	—	—	—	3	—	—	3
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(6,009)	—	—	(6,009)
Forward Contracts	Forward foreign exchange contracts	—	319,242	—	—	—	—	319,242

Total Realized Gain (Loss)		$—	$319,242	$—	$(8,724)	$—	$—	$310,518

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(91,378)	$—	$—	$—	$—	$(91,378)

Total Change in Appreciation (Depreciation)		$—	$(91,378)	$—	$—	$—	$—	$(91,378)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units (1)

Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	—	—	—	17,520	—	—	17,520
Swaps Contracts	—	—	—	—	—	—	—
Futures Contracts — Long	—	—	—	—	—	—	—

246	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	—	9,332,589	—	—	—	—	9,332,589

(1)	Volume of derivative activity is based on an average of month-end shares, fair value, contracts or notional amounts outstanding during the period.

International Equity Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$104,526,225	$—	$—	$—	$—	$104,526,225

Total Value		$—	$104,526,225	$—	$—	$—	$—	$104,526,225

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$158,833,874	$—	$—	$—	$—	$158,833,874

Total Value		$—	$158,833,874	$—	$—	$—	$—	$158,833,874

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$2,629,150	$—	$—	$2,629,150
Swaps Contracts	Swap contracts	—	—	—	(5,961,906)	—	—	(5,961,906)
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(21,748,933)	—	—	(21,748,933)
Forward Contracts	Forward foreign exchange contracts	—	155,010,075	—	—	—	—	155,010,075

Total Realized Gain (Loss)		$—	$155,010,075	$—	$(25,081,689)	$—	$—	$129,928,386

Artio Global Funds ï 2010 Annual Report	247

NOTES TO FINANCIAL STATEMENTS (Continued)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(59,465,501)	$—	$—	$—	$—	$(59,465,501)

Total Change in Appreciation (Depreciation)		$—	$(59,465,501)	$—	$—	$—	$—	$(59,465,501)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units (1)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	—	—	—	2,537,299	—	—	2,537,299
Swaps Contracts	—	—	—	8,416,645	—	—	8,416,645
Futures Contracts — Long	—	—	—	23,247,922	—	—	23,247,922
Futures Contracts — Short	—	—	—	(33,055,188)	—	—	(33,055,188)
Forward Contracts	—	3,056,960,427	—	—	—	—	3,056,960,427

(1)	Volume of derivative activity is based on an average of month-end shares, fair value, contracts or notional amounts outstanding during the period.

International Equity Fund II

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$89,386,139	$—	$—	$—	$—	$89,386,139

Total Value		$—	$89,386,139	$—	$—	$—	$—	$89,386,139

248	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$137,479,785	$—	$—	$—	$—	$137,479,785

Total Value		$—	$137,479,785	$—	$—	$—	$—	$137,479,785

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$2,006,570	$—	$—	$2,006,570
Swaps Contracts	Swap contracts	—	—	—	(5,464,948)	—	—	(5,464,948)
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(16,755,916)	—	—	(16,755,916)
Forward Contracts	Forward foreign exchange contracts	—	153,723,182	—	—	—	—	153,723,182

Total Realized Gain (Loss)		$—	$153,723,182	$—	$(20,214,294)	$—	$—	$133,508,888

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(58,925,247)	$—	$—	$—	$—	$(58,925,247)

Total Change in Appreciation (Depreciation)		$—	$(58,925,247)	$—	$—	$—	$—	$(58,925,247)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units (1)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	—	—	—	1,800,367	—	—	1,800,367
Swaps Contracts	—	—	—	7,632,505	—	—	7,632,505
Futures Contracts — Long	—	—	—	21,561,087	—	—	21,561,087
Futures Contracts — Short	—	—	—	(30,016,091)	—	—	(30,016,091)

Artio Global Funds ï 2010 Annual Report	249

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	—	2,946,928,346	—	—	—	—	2,946,928,346

(1)	Volume of derivative activity is based on an average of month-end shares, fair value, contracts or notional amounts outstanding during the period.

Total Return Bond Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$2,724,421	$—	$—	$—	$—	$2,724,421

Total Value		$—	$2,724,421	$—	$—	$—	$—	$2,724,421

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$4,823,659	$—	$—	$—	$—	$4,823,659

Total Value		$—	$4,823,659	$—	$—	$—	$—	$4,823,659

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$182,721	$—	$—	$—	$—	$—	$182,721
Forward Contracts	Forward foreign exchange contracts	—	(604,304)	—	—	—	—	(604,304)

Total Realized Gain (Loss)		$182,721	$(604,304)	$—	$—	$—	$—	$(421,583)

250	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$192,209	$—	$—	$—	$—	$—	$192,209
Forward Contracts	Forward foreign exchange contracts	—	(8,776,388)	—	—	—	—	(8,776,388)

Total Change in Appreciation (Depreciation)		$192,209	$(8,776,388)	$—	$—	$—	$—	$(8,584,179)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units (1)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts — Long	2,014,453	—	—	—	—	—	2,014,453
Forward Contracts	—	448,648,387	—	—	—	—	448,648,387

(1)	Volume of derivative activity is based on an average of month-end shares, fair value, contracts or notional amounts outstanding during the period.

Global High Income Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$7,013,483	$—	$2,530,838	$—	$—	$—	$9,544,321
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	—	2,092,232	—	—	—	—	2,092,232

Total Value		$7,013,483	$2,092,232	$2,530,838	$—	$—	$—	$11,636,553

Artio Global Funds ï 2010 Annual Report	251

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$—	$—	$797,128	$—	$—	$—	$797,128
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	—	17,732,811	—	—	—	—	17,732,811

Total Value		$—	$17,732,811	$797,128	$—	$—	$—	$18,529,939

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$3,431,872	$—	$8,577,686	$—	$—	$—	$12,009,558
Forward Contracts	Forward foreign exchange contracts	—	21,884,138	—	—	—	—	21,884,138

Total Realized Gain (Loss)		$3,431,872	$21,884,138	$8,577,686	$—	$—	$—	$33,893,696

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$7,013,483	$—	$(2,945,639)	$—	$—	$—	$4,067,844
Forward Contracts	Forward foreign exchange contracts	—	(12,365,257)	—	—	—	—	(12,365,257)

Total Change in Appreciation (Depreciation)		$7,013,483	$(12,365,257)	$(2,945,639)	$—	$—	$—	$(8,297,413)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units (1)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Warrants	—	—	—	6,468	—	—	6,468
Swaps Contracts	61,640,833	—	75,250,125	—	—	—	136,890,958

252	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	—	406,738,126	—	—	—	—	406,738,126

(1)	Volume of derivative activity is based on an average of month-end shares, fair value, contracts or notional amounts outstanding during the period.

6.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, during the year ended October 31, 2010 were as follows:

	Cost of	Proceeds
	Purchases	From Sales
Global Equity Fund	$141,561,114	$144,749,140
International Equity Fund	10,157,781,048	11,800,167,069
International Equity Fund II	10,470,478,253	11,321,481,077
Total Return Bond Fund	3,028,421,050	3,037,055,946
Global High Income Fund	2,726,596,523	1,328,964,513
U.S. Microcap Fund	15,918,630	12,749,979
U.S. Smallcap Fund	134,977,809	71,438,295
U.S. Midcap Fund	7,890,205	7,727,632
U.S. Multicap Fund	8,678,585	6,524,029

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2010 were $1,555,561,987 and $1,665,456,661 for the Total Return Bond Fund.

At October 31, 2010, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

				Tax Basis
	Federal	Gross	Gross	Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Global Equity Fund	$68,075,077	$7,990,501	$(978,837)	$7,011,664
International Equity Fund	8,841,913,140	1,637,192,939	(663,141,788)	974,051,151
International Equity Fund II	7,558,383,953	1,313,815,929	(125,520,284)	1,188,295,645
Total Return Bond Fund	1,575,501,480	76,251,655	(2,190,421)	74,061,234
Global High Income Fund	2,901,168,062	223,568,575	(29,509,581)	194,058,994
U.S. Microcap Fund	9,942,485	1,442,815	(406,715)	1,036,100
U.S. Smallcap Fund	79,340,652	7,035,946	(3,399,474)	3,636,472
U.S. Midcap Fund	5,715,151	785,014	(187,718)	597,296
U.S. Multicap Fund	7,183,110	1,270,356	(166,150)	1,104,206

Artio Global Funds ï 2010 Annual Report	253

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of Funds’ investments in securities of these issuers for the year ended October 31, 2010, is set forth below:

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2010	(Cost)	(Proceeds)	Income	October 31, 2010
International Equity Fund
Alfa Cement	656,887	$15,204,986	$—	$—	$51,966,291
Bank of Georgia Sponsored GDR	2,466,387	—	—	—	40,670,722
Cemacon SA	14,619,597	—	—	—	619,041
Chelindbank OJSC	53,536,950	—	—	62,730	3,881,429
Chimimport AD	10,693,367	—	—	—	17,475,926
Chimimport AD Preferred	6,416,021	—	—	434,681	10,984,761
Davento PLC GDR	5,006,914	—	—	—	3,409,965
Dragon-Ukrainian Properties & Development	11,770,906	—	—	—	13,549,916
DZI Insurance	354,861	—	—	420,521	21,911,693
Impact Developer & Contractor	16,912,495	—	—	—	2,293,558
LEV INS	4,078,860	—	—	—	5,303,808
Marseille-Kliniken AG	684,962	—	234,546	—	2,303,910
NAXS Nordic Access Buyout Fund	1,485,000	—	—	—	7,109,714
Polska Grupa Farmaceutyczna	1,071,000	—	—	—	17,897,840
Siderurgica Venezolana Sivensa	2,847,910	—	—	5,168,996	3,136,306
Sparki Eltos Lovetch	1,425,011	—	—	—	1,467,184
Tigar ad Pirot	123,132	—	—	—	999,790
Toza Markovic ad Kikinda	78,160	—	—	—	2,151,880
Ukrinbank	1,153,346,022	—	—	—	1,450,750

254	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2010	(Cost)	(Proceeds)	Income	October 31, 2010
Zambeef Products	9,363,990	$—	$—	$—	$7,450,917

					$216,035,401

8.	Shares of Beneficial Interest

The Global Equity Fund may issue 50,000,000,000 shares of beneficial interest with a par value of $.001 per share. The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest of the Funds were as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
Global Equity Fund
Class A
Sold	44,527	$1,555,984	156,177	$4,260,109
Issued as reinvestment of dividends	12,289	427,401	1,750	45,354
Redeemed	(265,536)	(8,991,108)	(203,337)	(5,616,212)

Net increase (decrease)	(208,720)	$(7,007,723)	(45,410)	$(1,310,749)

Class I
Sold	626,379	$21,457,884	752,616	$21,461,260
Issued as reinvestment of dividends	38,714	1,354,987	14,786	385,162
Redeemed	(478,550)	(16,280,465)	(966,746)	(29,225,075)

Net increase (decrease)	186,543	$6,532,406	(199,344)	$(7,378,653)

Artio Global Funds ï 2010 Annual Report	255

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
International Equity Fund
Class A
Sold	10,426,670	$284,001,164	17,174,521	$404,301,509
Issued as reinvestment of dividends	10,959,643	304,130,078	3,490,630	82,972,280
Redeemed	(48,416,598)	(1,318,136,727)	(65,445,343)	(1,536,672,807)

Net increase (decrease)	(27,030,285)	$(730,005,485)	(44,780,192)	$(1,049,399,018)

Class I
Sold	24,606,930	$685,401,750	38,410,073	$932,167,894
Issued as reinvestment of dividends	14,348,483	407,783,876	5,082,713	123,510,037
Redeemed	(64,771,008)	(1,794,595,216)	(96,435,823)	(2,336,722,790)

Net increase (decrease)	(25,815,595)	$(701,409,590)	(52,943,037)	$(1,281,044,859)

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
International Equity Fund II
Class A
Sold	54,835,585	$626,381,765	135,355,324	$1,339,361,355
Issued as reinvestment of dividends	8,474,993	99,920,171	5,260,275	51,235,076
Redeemed	(70,921,596)	(802,773,219)	(84,879,674)	(796,724,175)

Net increase (decrease)	(7,611,018)	$(76,471,283)	55,735,925	$593,872,256

Class I
Sold	154,175,322	$1,779,295,234	307,506,805	$2,951,347,838
Issued as reinvestment of dividends	18,027,588	213,807,193	12,721,347	124,414,774
Redeemed	(251,172,862)	(2,848,274,565)	(233,823,492)	(2,299,984,847)

Net increase (decrease)	(78,969,952)	$(855,172,138)	86,404,660	$775,777,765

256	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
Total Return Bond Fund
Class A
Sold	9,884,031	$136,248,652	11,596,714	$147,840,856
Issued as reinvestment of dividends	759,080	10,470,356	1,387,891	17,725,866
Redeemed	(12,693,395)	(174,736,709)	(13,285,104)	(168,566,731)

Net increase (decrease)	(2,050,284)	$(28,017,701)	(300,499)	$(3,000,009)

Class I
Sold	32,022,992	$438,140,936	41,724,285	$530,039,756
Issued as reinvestment of dividends	2,537,082	34,785,128	3,086,244	39,412,940
Redeemed	(34,282,273)	(475,552,050)	(31,848,476)	(405,092,093)

Net increase (decrease)	277,801	$(2,625,986)	12,962,053	$164,360,603

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
Global High Income Fund
Class A
Sold	93,811,966	$1,000,594,646	75,714,992	$679,159,672
Issued as reinvestment of dividends	6,418,911	68,400,882	3,415,802	29,332,975
Redeemed	(59,276,905)	(628,711,516)	(26,751,066)	(233,104,717)

Net increase (decrease)	40,953,972	$440,284,012	52,379,728	$475,387,930

Class I
Sold	146,139,699	$1,499,770,538	91,490,942	$787,876,363
Issued as reinvestment of dividends	9,690,549	99,259,758	4,382,093	36,506,876
Redeemed	(74,064,002)	(749,472,836)	(29,858,820)	(260,336,225)

Net increase (decrease)	81,766,246	$849,557,460	66,014,215	$564,047,014

Artio Global Funds ï 2010 Annual Report	257

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
U.S. Microcap Fund
Class A
Sold	467,248	$4,561,517	174,735	$1,295,639
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(392,076)	(3,641,369)	(89,172)	(586,054)

Net increase (decrease)	75,172	$920,148	85,563	$709,585

Class I
Sold	320,017	$2,888,373	56,906	$392,317
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(56,938)	(519,518)	(30,237)	(164,113)

Net increase (decrease)	263,079	$2,368,855	26,669	$228,204

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
U.S. Smallcap Fund
Class A
Sold	4,281,539	$42,487,000	1,001,008	$8,479,268
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(2,928,920)	(26,932,106)	(104,826)	(743,583)

Net increase (decrease)	1,352,619	$15,554,894	896,182	$7,735,685

Class I
Sold	5,486,040	$52,213,686	53,068	$427,454
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(360,995)	(3,389,647)	(30,426)	(170,096)

Net increase (decrease)	5,125,045	$48,824,039	22,642	$257,358

258	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
U.S. Midcap Fund
Class A
Sold	23,235	$220,226	14,082	$103,437
Issued as reinvestment of dividends	21	186	—	—
Redeemed	(8,255)	(77,042)	(22,085)	(139,466)

Net increase (decrease)	15,001	$143,370	(8,003)	$(36,029)

Class I
Sold	16,358	$148,513	10,014	$60,785
Issued as reinvestment of dividends	87	784	—	—
Redeemed	(14,749)	(133,358)	(31,523)	(190,574)

Net increase (decrease)	1,696	$15,939	(21,509)	$(129,789)

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

	Shares	Amount	Shares	Amount
U.S. Multicap Fund
Class A
Sold	7,938	$76,842	20,239	$118,712
Issued as reinvestment of dividends	55	508	—	—
Redeemed	(8,635)	(80,526)	(16,744)	(126,590)

Net increase (decrease)	(642)	$(3,176)	3,495	$(7,878)

Class I
Sold	250,241	$2,366,268	10,557	$72,052
Issued as reinvestment of dividends	88	817	96	576
Redeemed	(17,166)	(156,949)	(49,887)	(307,842)

Net increase (decrease)	233,163	$2,210,136	(39,234)	$(235,214)

Artio Global Funds ï 2010 Annual Report	259

NOTES TO FINANCIAL STATEMENTS (Continued)

Through seed capital contributions by Julius Baer Group, an affiliate of the Adviser, ownership of beneficial shares outstanding at October 31, 2010 were:

Fund	% Ownership
U.S. Microcap Fund — Class A shares	57.29%
U.S. Microcap Fund — Class I shares	45.42%
U.S. Smallcap Fund — Class A shares	12.31%
U.S. Smallcap Fund — Class I shares	6.00%
U.S. Midcap Fund — Class A shares	87.41%
U.S. Midcap Fund — Class I shares	90.08%
U.S. Multicap Fund — Class A shares	93.59%
U.S. Multicap Fund — Class I shares	52.97%

9.	Federal Tax Information

Permanent differences between book and tax income and loss amounts, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income or accumulated net realized gains/losses. These include net operating losses not utilized during the current year, recharacterized swap income and expense, amortization of upfront payments, partnership adjustments, expiration of capital loss carryforwards, paydown gains and losses, bond premium amortization, foreign currency gains and losses, recharacterized distributions, and adjustments relating to the dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income	Gain/(loss)
	Increase/(decrease)	Increase/(decrease)	Increase/(decrease)
Global Equity Fund	$(21,458,113)	$20,293	$21,437,820
International Equity Fund	15,843,761	111,519,852	(127,363,613)
International Equity Fund II	(5)	82,400,466	(82,400,461)
Total Return Bond Fund	—	6,732,104	(6,732,104)
Global High Income Fund	—	27,964,986	(27,964,986)
U.S. Microcap Fund	(96,627)	97,040	(413)
U.S. Smallcap Fund	(433,971)	433,972	(1)
U.S. Midcap Fund	(10,219)	5,108	5,111
U.S. Multicap Fund	(1,012)	1,012	—

260	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid for the year ended October 31, 2010 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Global Equity Fund	$1,968,307	$—	$—
International Equity Fund	777,557,267	—	—
International Equity Fund II	444,820,690	—	—
Total Return Bond Fund	64,589,864	—	—
Global High Income Fund	202,460,461	—	—
U.S. Microcap Fund	—	—	—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	10,465	—	—
U.S. Multicap Fund	22,962	—	—

The tax character of distributions paid for the year ended October 31, 2009 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Global Equity Fund	$494,241	$—	$—
International Equity Fund	226,109,209	—	—
International Equity Fund II	226,976,980	—	—
Total Return Bond Fund	84,574,852	556,156	—
Global High Income Fund	65,525,941	—	12,896,215
U.S. Microcap Fund	—	—	—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	—	—	—
U.S. Multicap Fund	797	—	—

Artio Global Funds ï 2010 Annual Report	261

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2010, the components of distributable earnings on a tax basis was as follows:

			Undistributed
			Long Term
	Undistributed	Unrealized	Capital Gains	Other
	Ordinary	Appreciation/	(Capital Loss	Temporary
	Income	(Depreciation)	Carryforwards)	Differences
Global Equity Fund	$97,508	$7,016,635	$(36,932,417)	$—
International Equity Fund	173,960,632	957,915,616	(2,302,628,163)	—
International Equity Fund II	170,645,928	1,188,306,683	(3,047,059,219)	(37,874)
Total Return Bond Fund	19,543,969	74,137,242	30,899,277	—
Global High Income Fund	65,694,483	205,186,249	33,119,397	78,049
U.S. Microcap Fund	—	1,036,100	(912,045)	(26,506)
U.S. Smallcap Fund	—	3,636,472	(235,542)	(26,504)
U.S. Midcap Fund	—	597,296	(753,241)	(23,991)
U.S. Multicap Fund	—	1,104,206	(1,225,526)	(22,420)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, mark-to market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

At October 31, 2010, the following Funds had net realized loss carryforwards for federal income tax purposes:

	Expires in	Expires in	Expires in	Expires in
	2011	2016	2017	2018
Global Equity Fund	$7,288,718	$19,631,562	$10,012,137	$—
International Equity Fund	—	658,934,984	1,643,693,179	—
International Equity Fund II	—	1,714,515,520	1,211,390,775	121,152,924
Total Return Bond Fund	—	—	—	—
Global High Income Fund	—	—	—	—
U.S. Microcap Fund	—	500,228	411,817	—
U.S. Smallcap Fund	—	235,542	—	—
U.S. Midcap Fund	—	—	753,241	—
U.S. Multicap Fund	—	781,560	443,966	—

10.	Line of Credit

Artio Global Equity Fund Inc. and Artio Global Investment Funds (the “Borrowers”) entered into a new Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a

262	Artio Global Funds ï 2010 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

$250,000,000 (the “Facility Amount”) revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. On December 1, 2009, the Agreement was amended to increase the sublimit that the Artio Global High Income Fund may draw from $40,000,000 to $100,000,000. On September 17, 2010, the Borrowers executed a Third Amendment to the Agreement extending the facility amount until September 27, 2011. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

Sublimit
Amount
Global Equity Fund	$10,000,000
International Equity Fund	200,000,000
International Equity Fund II	200,000,000
Total Return Bond Fund	50,000,000
Global High Income Fund	100,000,000
U.S. Microcap Fund	1,000,000
U.S. Smallcap Fund	5,000,000
U.S. Midcap Fund	1,000,000
U.S. Multicap Fund	1,000,000

Under the Agreement, the average outstanding daily balance utilized by the Global Equity Fund, International Equity Fund, International Equity Fund II, U.S. Microcap Fund, U.S. Smallcap Fund and the U.S. Midcap Fund during the period ended October 31, 2010 was $326,642, $21,109,215, $13,855,343, $14,073, $108,824 and $334, respectively, at an average weighted interest rate of 1.50%, 1.48%, 1.51%, 1.50%, 1.50% and 1.54%, respectively. The Total Return Bond Fund, Global High Income Fund and the U.S. Multicap Fund did not utilize the Agreement during the year ended October 31, 2010.

On April 26, 2010, the Agreement was amended to remove the Global High Income Fund and the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a $100,000,000 revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

On September 29, 2010, the Agreement for the Global Equity Fund and the Artio Investment Funds, excluding the Global High Income Fund, was amended. The significant changes include a reduction of the commitment fee from 0.15% to 0.125% per annum of the daily-unused portion and reductions of available sublimit

Artio Global Funds ï 2010 Annual Report	263

NOTES TO FINANCIAL STATEMENTS (Continued)

amounts for the Total Return Bond Fund, U.S. Microcap Fund, U.S. Midcap Fund and U.S. Multicap Fund. The current sublimits are reflected in the table above.

Principal on each outstanding loan made under the Agreement shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25% and (b) the Overnight LIBOR Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.15% per annum on the daily unused portion of the Facility Amount. The Global High Income Fund did not utilize the Global High Income Fund Credit Agreement during the year ended October 31, 2010.

11.	Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

12.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to October 31, 2010 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

264	Artio Global Funds ï 2010 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Artio Global Equity Fund Inc.

and

The Shareholders and Board of Trustees
Artio Global Investment Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Artio Global Equity Fund Inc. and Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund, each a series of Artio Global Investment Funds, (collectively, the “Funds”) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artio Global Equity Fund, Inc., Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund as of October 31, 2010, and the results of their operations, the changes in

ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT	265

their net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2010

266	ARTIO GLOBAL FUNDS ï 2010 ANNUAL REPORT

ADDITIONAL INFORMATION PAGE (Unaudited)

1. Proxy Voting Policies

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website www.artiofunds.com and (2) on the SEC’s Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2. Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s web-site at www.sec.gov or on the Funds’ website at www.artiofunds.com.

A Fund’s forms N-Q may be reviewed and copied at the Commissions’s Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

ARTIO GLOBAL FUNDS

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”):

	Positions,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen	Other
	Served with	Principal Occupation(s)	by Trustee	Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held

Antoine Bernheim 57 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990; Chairman of the Fund complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing)	9	None

Thomas Gibbons 63 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987–present (consulting firm)	9	None

Harvey B. Kaplan 73 330 Madison Avenue New York, New York 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990–2006 (toy and novelty company)	9	None

Robert S.Matthews 67 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm)	9	Trustee, Allstate Financial Investment Trust, 2008–2009 (investment company)

268	Artio Global Funds ï 2010 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”)—(Continued):

	Positions,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen	Other
	Served with	Principal Occupation(s)	by Trustee	Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held

Robert J. McGuire 73 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 2006; Director of GEF since 2006.	Self-employed Attorney/Consultant, 1998–present; Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998–2005.	9	Director, Mutual of America Life Insurance Co., 2008–present (financial services and insurance); Director, Six Flags, Inc., 2003–2010 (entertainment); Director, Protection One, Inc., 2005–2010 (security systems); Director, Mutual of America Investment Corp., 2000–2008 (investment management); Director, GAM Avalon Funds, Inc., 2000–2007 (investment management); Director, GAM Funds, Inc., 1998–2007 (investment management)

Peter Wolfram 57 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren, 1983–present (law firm)	9	None

Artio Global Funds ï 2010 Annual Report	269

ARTIO GLOBAL FUNDS (Continued)

Interested Trustees of Artio Global Investment Funds (the “Trust”) and Interested Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund“ or ”GEF ”):

Number of
Portfolios
in Fund
Family
	Position		Overseen	Other
	and Term	Principal Occupation(s)	by Trustee	Directorships (2)
Name, Age (3) and Address	of Office (1)	During Past Five Years	or Director	Held

Glen Wisher (4) 47 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2005; Director of GEF since December 2005.	President and Member of the Board of Artio Global Investors, Inc., 2007–present; Member of the Board of Artio Global Investment Management LLC, 2004–present; Member of the Board of Artio Global Holdings LLC, 2004–present; Member of the Board of Artio Capital Management LLC, 2007–present; Chief Executive Officer of Artio Global Investors Inc., 2004–2007	9	None

*	The Fund Complex refers to the eight series of the Trust and the Global Equity Fund.
(1)	Each Trustee and Director serves during the lifetime of the Trust or Global Equity Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor.
(2)	Directorships include public companies and any company registered as an investment company.
(3)	Age calculated as of October 31, 2010.
(4)	Mr. Wisher is an interested trustee because he is an employee of Artio Global Investors Inc.

270	Artio Global Funds ï 2010 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:

The business address for each officer of the Funds, except Mr. James, Ms. Coop, Ms. McGowan, Mr. Smith, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Mr. James, Ms. Coop, Ms. McGowan and Mr. Smith is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is Global Financial Markets Institute, P.O. Box 388, Jericho, NY 17753-0388.

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Age (3) and Position(s) Held	Officer (1),(2)	During Past Five Years

Anthony Williams 46 President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.
•   Chief Operating Officer and member of Board of Directors of Artio Global Management LLC (2004–present)
•   Board of Directors of Artio Global Investors Inc. (2007–present)
•   Chief Executive Officer, Artio Global Investment Management (2004–2007)

Denise Downey 49 Vice President	Officer for the Funds since 1995.	• First Vice President and Head of Marketing, Artio Global Management LLC (2002–present)

Greg Hopper 53 Vice President	Officer for the Funds since 2002.	• Senior Vice President, Artio Global Management LLC (2009–present) • First Vice President of Artio Global Management LLC (2002–2009)

Samuel Dedio 44 Vice President	Officer for the Trust since 2006.	• Senior Portfolio Manager and First Vice President of Artio Global Management LLC (2006–present) • Managing Director, Deutsche Asset Management (1999–2006).

Richard C. Pell 56 Vice President	Officer for the Trust since 1995; for GEF, since 2004.
•   Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investments, Inc. (2007–present)
•   Chief Executive Officer and Chief Investment Officer of Artio Global Management LLC (1995–present)

Donald Quigley 45 Vice President	Officer for the Trust since 2001.	• Senior Vice President and Head of Global Fixed-Income, Artio Global Management LLC (2001–present)

Rudolph-Riad Younes 49 Vice President	Officer for the Trust since 1997; for GEF, since 2004.	• Managing Director and Head of International Equity, Artio Global Management LLC (2002–present)

Victor J. Simon 41 Vice President	Officer for the Funds since 2010.	• Vice President, Artio Global (2006–present) • Vice President, Deutsche Bank (1994–2006)

Artio Global Funds ï 2010 Annual Report	271

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds—(Continued):

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Age (3) and Position(s) Held	Officer (1),(2)	During Past Five Years

Timothy J. Clemens 34 Chief Financial Officer	Officer for the Funds since 2009.	• Vice President, Artio Global Management LLC (2009–present) • Vice President, The Bank of New York Mellon (2006–2009) • Vice President, Gemini Fund Services LLC (2001–2006)

Alex Bogaenko 47 Treasurer	Officer for the Funds since 2005.	• Vice President, Artio Global Management LLC (2005–present) • Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995–2005)

John Whilesmith 43 Secretary	Officer for the Funds since 2005.	• Vice President and Operations Compliance Officer, Artio Global Management LLC (2005–present) • Compliance Officer, Morgan Stanley Investment Management (2002–2005)

Michael K. Quain 53 Chief Compliance Officer	Officer for the Funds since 2004.	• First Vice President of Artio Global Management LLC (2002–present)

Prasad Nanisetty 53 Chief Risk Officer	Officer for the Funds since 2008.	• Head of Risk Management, Artio Global Management LLC (2004–present)

Kenneth Kapner 53 Vice President of Risk Management	Officer for the Funds since 2009.	• President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997–present)

Michael McVoy 53 Anti-Money Laundering Officer	Officer for the Funds since 2004.
•   Chief Compliance Officer for U.S. Bancorp (2002–present)
•   Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986–2006)
•   Senior Vice President and Risk Manager for U.S. Bancorp (1999–present)

David James 39 Assistant Secretary	Officer for the Funds since 2010.	• Vice President and Managing Counsel, State Street Bank and Trust Company (2009–present) • Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009) • Retired (2005)

Tracie A. Coop 33 Assistant Secretary	Officer for the Funds since 2008.
•   Vice President and Senior Counsel, State Street Bank and Trust Company (2007–present)
•   Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006–2007)
•   Associate Counsel, Natixis Asset Management Advisors, L.P. (2005–2006)

272	Artio Global Funds ï 2010 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds—(Continued):

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Age (3) and Position(s) Held	Officer (1),(2)	During Past Five Years

Victoria McGowan 44 Assistant Treasurer	Officer for the Funds since 2003.	• Senior Vice President, State Street Bank and Trust Company (2007–present) • Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company) (2002–2007)

Brian Smith 43 Assistant Treasurer	Officer for the Funds since 2007.
•   Vice President, State Street Bank and Trust Company (2007–present)
•   Director, Mutual Fund Administration, State Street Bank and Trust Company (2005–2007)
•   Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (formerly Investors Bank and Trust Company) (2003–2005)

(1)	Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
(2)	Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.
(3)	Age calculated as of October 31, 2010.

Artio Global Funds ï 2010 Annual Report	273

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The Global Equity Fund, International Equity Fund and International Equity Fund II paid foreign taxes of $75,355, $13,186,285 and $11,093,435 and earned $755,550, $237,654,206 and $208,437,077 of foreign income during the year ended October 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, $0.04, $0.04 and $0.02 per share were designated as foreign taxes paid for Global Equity Fund, International Equity Fund and International Equity Fund II and $0.37, $0.74 and $0.30 per share were designated as income earned from foreign sources for the Global Equity Fund, International Equity Fund and International Equity Fund II for the year ended October 31, 2010.

The table below shows distributions paid from investment company taxable income earned in the year ended October 31, 2010, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2010 year end information will be reported to you on your 2010 Form 1099-DIV, which shall be provided to you in early 2011.

QDI
Global Equity Fund	$946,577
International Equity Fund	137,994,858
International Equity Fund II	112,303,182
Global High Income Fund	37,260

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2010 qualified dividends received deductions were the following:

DRD
Global Equity Fund	27.04%

274	Artio Global Funds ï 2010 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited) (Continued)

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2010:

Long Term
Capital Gain
Dividend
Global Equity Fund	$—
International Equity Fund	—
International Equity Fund II	—
Total Return Bond Fund	—
Global High Income Fund	—
U.S. Microcap Fund	—
U.S. Smallcap Fund	—
U.S. Midcap Fund	—
U.S. Multicap Fund	—

Artio Global Funds ï 2010 Annual Report	275

ARTIO GLOBAL FUNDS
330 Madison Avenue
New York, New York 10017
This report is sent to shareholders of the Artio Global Equity Fund Inc. and the Artio Global Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.
www.artiofunds.com

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is incorporated by reference to Form N-CSR as filed with the SEC via EDGAR on January 8, 2010 (SEC Accession No. 0000950123-10-001305).
Item 3. Audit Committee Financial Expert.
(a)(1)	The Board of Directors of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2)	Mr. Harvey B. Kaplan is the registrant’s audit committee financial expert. The Board also determined that Mr. Kaplan is not an “interested person” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees.

For the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate audit fees billed for professional services rendered by the principal independent registered public accounting firm, KPMG LLP, for the audit of the Registrant’s annual financial statements were $24,000 and $20,500, respectively.

(b)	Audit-Related Fees.

For the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate audit fees billed by KPMG LLP for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,000 and $3,250, respectively.

(c)	Tax Fees.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ended October 31, 2010 and October 31, 2009 were $9,524 and $9,070, respectively.

(d)	All Other Fees.

There were no other fees billed by KPMG LLP for the fiscal year ended October 31, 2009. For the fiscal year ended October 31, 2010, KPMG LLP charged $10,000 for services related to the establishment of an offshore subsidiary.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not applicable

(c)	100%

(d)	Not applicable
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by KPMG LLP to the Registrant for the fiscal years ended October 31, 2010 and October 31, 2009 were $9,524 and $9,070, respectively. The aggregate non-audit fees billed by KPMG to the Registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the fiscal years ended October 31, 2010 and October 31, 2009 were $1,496,185 and $1,371,745, respectively.
(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable to this registrant.
Item 6. Schedule of Investments
Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this registrant.
Item 8. Portfolio Managers of Closed-end Management Investment Companies.
Not applicable to this registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to this registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.
(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics is incorporated by reference to Form N-CSR as filed with the SEC via EDGAR on January 8, 2010 (SEC Accession No. 0000950123-10-001305).
(a)(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable
(b)	Certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artio Global Equity Fund Inc.

By:	/s/ Anthony Williams
Anthony Williams
President

Date: December 30, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anthony Williams
Anthony Williams
President

Date: December 30, 2010

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Chief Financial Officer

Date: December 30, 2010